UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Ensco plc

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Ensco plc 6 Chesterfield Gardens London, W1J 5BQ Phone: +44 (0) 20 7659 4660 www.enscoplc.com (Company No. 7023598)

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held On 22 May 2012

The annual general meeting of shareholders of Ensco plc (the “Meeting”) will be held at the registered office and headquarters of Ensco plc, 6 Chesterfield Gardens, 3rd Floor, London, W1J 5BQ, United Kingdom, at 8:00 a.m. London time (3:00 a.m. Eastern Time), on Tuesday, 22 May 2012 for the following purposes:

1.	To consider and vote on an ordinary resolution to re-elect C. Christopher Gaut as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015.

2.	To consider and vote on an ordinary resolution to re-elect Gerald W. Haddock as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015.

3.	To consider and vote on an ordinary resolution to re-elect Paul E. Rowsey, III as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015.

4.	To consider and vote on an ordinary resolution to re-elect Francis S. Kalman as a Class II director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2013.

5.	To consider and vote on an ordinary resolution to re-elect David A. B. Brown as a Class III director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2014.

6.	To consider and vote on an ordinary resolution to ratify the Audit Committee’s appointment of KPMG LLP as our U.S. independent registered public accounting firm for 2012.

7.	To consider and vote on an ordinary resolution to re-appoint KPMG Audit Plc as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company).

8.	To consider and vote on an ordinary resolution to authorize the Audit Committee to determine our U.K. statutory auditors’ remuneration.

9.	To consider and vote on an ordinary resolution to approve our 2012 Long-Term Incentive Plan.

10.	To cast a non-binding advisory vote to approve the compensation of our named executive officers.

Resolutions in proposals 1 through 9 will be proposed as ordinary resolutions, which means, assuming a quorum is present, each resolution in proposals 1 through 9 will be approved if a majority of the votes cast for or against the resolution are cast in favour thereof. Further, under the New York Stock Exchange listing rules, the total number of votes cast on proposal 9, excluding abstentions, must exceed 50% of the total shares outstanding, and a majority of the votes cast must be in favour for the proposal to be approved. With respect to the non-binding advisory vote in proposal 10 regarding the compensation of our named executive officers, the result of the vote will not require the Board of Directors or any committee thereof to take any action. However, our Board of Directors values the opinions of our shareholders as expressed through their advisory votes and other communications. Accordingly, the Board of Directors will carefully consider the outcome of the advisory vote.

During the Meeting, our Board of Directors will lay before the Company our U.K. statutory accounts, the U.K. statutory directors’ report and the auditors’ report for the year ended 31 December 2011. Our Board of Directors also will provide an opportunity for shareholders to raise questions in relation to the accounts and reports.

Shareholders of record as of the close of business in London on 30 March 2012 are entitled to receive notice of, attend and vote at the Meeting or, subject to our Articles of Association, any adjournment or postponement of the Meeting. A list of all shareholders of record entitled to vote at the Meeting is on file at our executive offices, 6 Chesterfield Gardens, London, W1J 5BQ, United Kingdom, and will be available for inspection at the Meeting. Changes to entries on the register after this time will be disregarded in determining the rights of any person to attend or vote at the Meeting. In accordance with provisions in the U.K. Companies Act 2006 and in accordance with our Articles of Association, a shareholder of record is entitled to appoint another person as his or her proxy to exercise any or all of his or her rights to attend, speak and vote at the Meeting and to appoint more than one proxy in relation to the Meeting (provided that each proxy is appointed to exercise the rights attached to different shares held by him or her). Such proxy need not be a shareholder of record.

In accordance with the rules of the U.S. Securities and Exchange Commission that allow companies to furnish their proxy materials over the Internet, we are mailing a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy statement and our 2011 annual report to holders of our American Depositary Shares (“ADSs”). The Notice of Internet Availability of Proxy Materials contains instructions on how to access those documents and vote over the Internet.

The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of our proxy materials, including our proxy statement, our 2011 annual report and a form of proxy card or voting instruction card. All shareholders and holders of our ADSs who do not receive a Notice of Internet Availability of Proxy Materials will receive the proxy materials via mail or e-mail. We believe this process will allow us to provide our shareholders the information they need in a timelier manner, while lowering the costs of printing and delivering the proxy materials.

If you received a proxy card or voting instruction card by mail, you may submit your proxy or voting instructions by completing, signing, dating and returning your proxy card or voting instruction card in the envelope provided. Holders of record and street name holders of our ADSs may also instruct Citibank, N.A., the depositary for our Class A ordinary shares, (c/o Broadridge) how to vote by telephone at 1-800-690-6903 or via the Internet at www.proxyvote.com by following the instructions shown on the voting instruction card. Any shareholder of record attending the Meeting may vote in person. If you have returned a proxy card or voting instruction card or otherwise voted, you may revoke prior instructions and cast or change your vote by following the procedures described in the enclosed proxy statement.

For holders of record and street name holders of our ADSs, voting instructions must be received by the depositary at Vote Processing c/o Broadridge, St. Mercedes Way, Edgewood, NY 11717 by 11:59 p.m. New York time on (i) 13 May 2012 for employees and directors holding shares in our benefit plans, and (ii) 16 May 2012 for all other holders.

Please review the proxy statement accompanying this notice for more complete information regarding the Meeting.

By Order of the Board of Directors,

Brady K. Long
Vice President, General Counsel and Secretary

3 April 2012

YOUR VOTE IS IMPORTANT. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS INCLUDED WITH THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR THE PROXY CARD OR VOTING INSTRUCTION CARD INCLUDED WITH THE PROXY MATERIALS.

PROXY STATEMENT FOR THE

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

ENSCO PLC

TO BE HELD ON TUESDAY, 22 MAY 2012

This proxy statement, the 2011 annual report of Ensco plc (“Ensco,” “we,” “our” or the “Company”) and a proxy card or voting instruction card are first being sent or distributed to shareholders on or about 9 April 2012. Our Board of Directors (“Board”) is soliciting your proxy or voting instructions to vote your shares at the annual general meeting of shareholders to be held at the registered office and headquarters of Ensco plc, 6 Chesterfield Gardens, 3rd Floor, London, W1J 5BQ, United Kingdom, on Tuesday, 22 May 2012 at 8:00 a.m. London time (3:00 a.m. Eastern Time) (the “Meeting”), and any adjourned sessions of the Meeting. Our Board is soliciting your proxy or voting instructions to give all shareholders entitled to vote the opportunity to vote on matters that will be presented at the Meeting. This proxy statement provides information on these matters to assist you in voting your shares.

On 23 December 2009, we completed the reorganization of the corporate structure of the group of companies controlled by our predecessor, ENSCO International Incorporated (“Ensco Delaware”), pursuant to which an indirect, wholly-owned subsidiary merged with Ensco Delaware, and Ensco plc became our publicly-held parent company. We refer to this transaction as the “redomestication.” In connection with the redomestication, each issued and outstanding share of common stock of Ensco Delaware was converted into the right to receive one American Depositary Share, each representing one Class A ordinary share, par value U.S. $0.10 per share, of Ensco plc. Unless the context indicates otherwise, in this proxy statement we refer to an American Depositary Share as an “ADS” or a “share.” The ADSs were issued pursuant to a deposit agreement with Citibank, N.A., (“Citibank”) acting as depositary of our Class A ordinary shares and, as of the date of this proxy statement, the sole shareholder of record of Ensco plc. Our ADSs trade on the New York Stock Exchange (“NYSE”) under the symbol “ESV,” which was also the symbol for Ensco Delaware common stock before the redomestication.

On 31 May 2011, Ensco plc completed an acquisition (the “Acquisition”) of Pride International, Inc., a Delaware corporation (“Pride”), Ensco Delaware and ENSCO Ventures LLC, a Delaware limited liability company and an indirect, wholly-owned subsidiary of Ensco plc. Pursuant to the merger agreement and subject to the conditions set forth therein, Ensco Ventures LLC merged with and into Pride, with Pride as the surviving entity and an indirect, wholly-owned subsidiary of Ensco plc. The total consideration delivered in the Acquisition was $7.4 billion. Also pursuant to the merger agreement, our Board increased its size from eight to ten directors at the effective time of the Acquisition and appointed David A. B. Brown and Francis S. Kalman to the newly-created vacancies. In addition, certain officers of Pride became members of our management team following the Acquisition.

ABOUT THE MEETING

Who is qualified to vote?

You are qualified to receive notice of, attend and vote at the Meeting if you owned Class A ordinary shares at the close of business in London on 30 March 2012, the record date for the Meeting. If you own ADSs representing Class A ordinary shares at the close of business in New York City on such date, whether directly or in street name, as described below, you are entitled to instruct the depositary for our ADSs on how to vote the Class A ordinary shares represented by your ADSs, which for purposes of this proxy statement we refer to as “voting your shares.”

What is a proxy card and a voting instruction card?

A proxy is a legal designation by one person of another person to vote Class A ordinary shares on his or her behalf. Under the terms of the deposit agreement, a voting instruction card is used by a holder of ADSs to instruct the depositary on how to vote Class A ordinary shares either directly or by proxy on his or her behalf at the Meeting. If you are a holder of record of ADSs or a “street name” holder, by completing and returning the voting instruction card included with the proxy materials or otherwise voting in accordance with the instructions provided in this proxy statement, you are instructing the depositary to vote your shares in the manner you indicate. A shareholder of record may appoint any person as his or her proxy in accordance with the U.K. Companies Act 2006 and our Articles of Association. If you are a shareholder of record, by completing and returning the proxy card included with the proxy materials, you are giving the persons designated by our Board and identified on the proxy card the authority to vote your shares in the manner you indicate.

How many shares may vote at the Meeting?

As of 30 March 2012, there were 231,328,071 Class A ordinary shares (represented by ADSs) issued and outstanding and entitled to vote. Each Class A ordinary share is entitled to one vote on each resolution proposed at the Meeting.

What is the difference between a shareholder of record, a holder of record of ADSs and a street name holder?

These terms describe how your shares are held. Holders of Class A ordinary shares registered directly in the holder’s name with Computershare Investor Services PLC, our share registrar, are referred to as shareholders of record. Citibank is the registered holder of all outstanding Class A ordinary shares as of the record date for the Meeting.

As described above, Citibank has issued ADSs, each representing one Class A ordinary share, pursuant to the terms and conditions of the deposit agreement among Citibank, the Company and the holders of ADSs. If you hold your ADSs directly and your name appears on the register of the depositary, you are referred to as a holder of record of ADSs, and Citibank will, insofar as practicable and permitted under applicable law, the provisions of the deposit agreement and our Articles of Association, vote Class A ordinary shares underlying your ADSs in accordance with your voting instructions, if received in a timely manner.

If your shares are held in the name of a broker, bank, trust or other nominee as a custodian, you are a street name holder. Almost all shareholders are street name holders of ADSs.

What are my choices when voting?

As a result of the redomestication, we now have majority voting for the election of directors. Under our Articles of Association, when a quorum is present, a nominee seeking election to a directorship shall be elected if a majority of the votes cast for or against are cast in favour of the resolution to elect or re-elect the director. In determining the number of votes cast in respect of any resolution, shares that abstain from voting or that are otherwise not voted will not be treated as votes cast.

With respect to each proposal, you may vote “for,” “against” or to “abstain.” Resolutions in proposals 1 through 9 will be proposed as ordinary resolutions, which means, assuming a quorum is present, each resolution in proposals 1 through 9 will be approved if a majority of the votes cast for or against the resolution are cast in favour thereof. Further, under the NYSE listing rules, the total number of votes cast on proposal 9, excluding abstentions, must exceed 50% of the total shares outstanding, and a majority of the votes cast must be in favour for the proposal to be approved. With respect to the non-binding advisory vote in proposal 10 regarding the compensation of our named executive officers, the result of the vote will not require the Board of Directors or any committee thereof to take any action. However, our Board of Directors values the opinions of our shareholders as expressed through their advisory votes and other communications. Accordingly, the Board of Directors will carefully consider the outcome of the advisory vote.

What are our Board’s recommendations on how I should vote my shares?

Our Board recommends that you vote your shares as follows:

Proposal 1—	FOR the ordinary resolution to re-elect C. Christopher Gaut as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015.

Proposal 2—	FOR the ordinary resolution to re-elect Gerald W. Haddock as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015.

Proposal 3—	FOR the ordinary resolution to re-elect Paul E. Rowsey as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015.

Proposal 4—	FOR the ordinary resolution to re-elect Francis S. Kalman as a Class II director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2013.

Proposal 5—	FOR the ordinary resolution to re-elect David A. B. Brown as a Class III director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2014.

Proposal 6—	FOR the ordinary resolution to ratify the Audit Committee’s appointment of KPMG LLP as our U.S. independent registered public accounting firm for 2012.

Proposal 7—	FOR the ordinary resolution to re-appoint KPMG Audit Plc as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company).

Proposal 8—	FOR the ordinary resolution to authorize the Audit Committee to determine our U.K. statutory auditors’ remuneration.

Proposal 9—	FOR the ordinary resolution to approve our 2012 Long-Term Incentive Plan.

Proposal 10—	FOR the non-binding advisory approval of the compensation of our named executive officers.

How will my shares be voted if I do not specify how they should be voted?

If you sign and return your proxy card or voting instruction card appointing the persons designated by the Board as your proxies without indicating how you want your shares to be voted, your shares will be voted FOR all of the proposals.

How are abstentions and broker non-votes treated? How will they be counted for quorum purposes?

In determining the number of votes cast, shares abstaining from voting or not voted on a resolution will not be treated as votes cast. However, abstentions and broker non-votes will be deemed as present at the Meeting and counted for quorum purposes, but will have no effect on any of the resolutions. For purposes of the Meeting, the shareholders present in person or by proxy who represent at least a majority of our Class A ordinary shares (represented by ADSs) entitled to vote at the Meeting will constitute a quorum.

If a broker holds your shares, you may have received a Notice of Internet Availability of Proxy Materials, proxy materials via e-mail or this proxy statement together with a voting instruction card from your broker. It is important that you follow the applicable instructions in order to vote your shares.

Rules of the NYSE determine whether resolutions presented at shareholder meetings are discretionary or non-discretionary with respect to broker voting. If a resolution is discretionary, a broker may vote on the resolution without voting instructions from the owner. Under the rules of the NYSE, the resolutions to ratify the appointment of KPMG LLP (“KPMG”) as our U.S. independent registered public accounting firm for 2012, to re-appoint KPMG Audit Plc as our U.K. statutory auditors under the U.K. Companies Act 2006 and to authorize the Audit Committee to determine our U.K. statutory auditors’ remuneration are considered discretionary. This means that brokers may vote on these matters in their discretion on behalf of beneficial owners who have not voted their shares.

However, all other proposals, including the resolutions to re-elect directors, to approve the 2012 Long-Term Incentive Plan and to submit non-binding advisory votes to approve the compensation of our named executive officers, are considered non-routine matters that are considered non-discretionary under the NYSE rules governing broker votes. With respect to these proposals, your broker must receive voting instructions from you as it does not have discretionary voting power. For purposes of the NYSE listing rules, the total number of votes cast on proposal 9, excluding abstentions, must exceed 50% of the shares outstanding, and a majority of the votes cast must be in favour for the proposal to be approved. Also, for purposes of this proposal, the NYSE considers an abstention as a vote against approval.

What vote is required to approve each proposal?

We intend to present resolutions in proposals 1 through 9 and the non-binding advisory vote in proposal 10 for shareholder consideration and voting at the Meeting. All resolutions in proposals 1 through 9 will be proposed as ordinary resolutions, which means, assuming a quorum is present, the resolutions in proposals 1 through 9 will be approved if a majority of the votes cast for or against a resolution are cast in favour of the resolution. Further under the NYSE listing rules, the total number of votes cast on proposal 9, excluding abstentions, must exceed 50% of the shares outstanding, and a majority of the votes cast must be in favour for the proposal to be approved. Also, for purposes of this proposal, the NYSE considers an abstention as a vote against approval.

With respect to the non-binding advisory vote in proposal 10 regarding the compensation of our named executive officers, the result of the vote will not require the Board or any committee thereof to take any action. However, our Board values the opinions of our shareholders as expressed through their advisory votes and other communications. Accordingly, the Board will carefully consider the outcome of the advisory vote.

Who will count the votes?

Broadridge Financial Solutions, Inc. (“Broadridge”) will count the votes and submit them, through Citibank, to our inspectors of election. The inspectors of election will be present at the Meeting.

Who pays the cost of this proxy solicitation?

We pay the costs of soliciting proxies. Upon request, we will reimburse brokers, banks, trusts and other nominees for reasonable expenses incurred by them in forwarding the proxy materials to owners of shares. In addition, we have engaged D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for a fee of $7,000 plus reimbursement of certain out-of-pocket expenses.

Is this proxy statement the only way that proxies are being solicited?

In addition to distributing these proxy materials, a third-party proxy solicitation firm may be hired to solicit proxies and certain of our directors, officers or employees may solicit proxies by telephone, facsimile, e-mail or personal contact. Only a third-party proxy solicitation firm will be compensated.

Why did I receive a notice in the mail or by email regarding the Internet availability of proxy materials instead of a full set of proxy materials?

We are following the U.S. Securities and Exchange Commission (“SEC”) rules that allow companies to furnish their proxy materials over the Internet. Accordingly, we have sent a Notice of Internet Availability of Proxy Materials to most of our shareholders. Instructions on how to access the proxy materials and vote over the Internet may be found in that notice.

Why did I not receive a notice in the mail regarding the Internet availability of proxy materials?

In respect of holders of record of ADSs and street name holders, if you elected to receive proxy materials by mail or e-mail for any of your holdings in the past, you were automatically enrolled using the same process for all of your holdings this year. If you would like to change the method of delivery, please follow the instructions shown below under “Can I choose the method in which I receive future proxy materials?”.

Why did I receive more than one proxy card or voting instruction card?

You may receive multiple proxy cards or voting instruction cards if you hold shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. You should vote on and sign, date and return each proxy card or voting instruction card you receive.

How can I access the proxy materials over the Internet?

Pursuant to rules adopted by the SEC, we provide shareholders access to our proxy materials for the Meeting over the Internet. The proxy materials for the Meeting are available at www.proxyvote.com. To access these materials and to vote, follow the instructions shown on the proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials.

Can I get paper copies of the proxy materials?

You may request paper copies of the proxy materials, including our 2011 Annual Report, by calling 1-800-579-1639 or e-mailing sendmaterial@proxyvote.com. You also may request paper copies when prompted at www.proxyvote.com.

Can I choose the method in which I receive future proxy materials?

There are three methods in which holders of record of ADSs and street name holders of ADSs may receive future proxy materials or notice thereof:

•	Notice and Access— The Company furnishes proxy materials over the Internet and mails a Notice of Internet Availability of Proxy Materials to most shareholders.

•

E-mail—If you would like to have earlier access to future proxy materials and reduce the costs incurred in printing and delivering the proxy materials, you can instruct us to send all future proxy materials to you via e-mail. If you request future proxy materials via e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials via e-mail will remain in effect until you change it. If you wish to receive all future materials electronically, please visit www.investordelivery.com to enroll or, if voting electronically at www.proxyvote.com, follow the instructions to enroll for electronic delivery after you vote.

•

Mail—You may request distribution of paper copies of future proxy materials by mail by calling 1-800-579-1639 or e-mailing sendmaterial@proxyvote.com. If you are voting electronically at www.proxyvote.com, follow the instructions to enroll for paper copies by mail after you vote.

Shareholders of record will receive only paper copies of our proxy materials. If there are multiple shareholders residing at the same address, you may inform us as to whether you wish to receive in the future one set of proxy materials per household or one set of proxy materials per person by calling or emailing as set forth above.

How do I vote my shares?

If you are a shareholder of record of our Class A ordinary shares, which as of the record date for the Meeting is only Citibank as ADS depositary, you may vote your shares in person at the Meeting or, in accordance with provisions of the U.K. Companies Act 2006 and in accordance with our Articles of Association, you are entitled to appoint another person as your proxy to exercise any or all of your rights to attend and to speak and vote at the Meeting and to appoint more than one proxy in relation to the Meeting (provided that each proxy is appointed to exercise the rights attached to a different share or shares held by you). Such proxy need not be a shareholder of record.

If you are a holder of record of ADSs, your name will appear on the register of Citibank as the depositary, and Citibank, as the registered holder of the Class A ordinary shares underlying your ADSs, will, insofar as practicable and permitted under applicable law, the provisions of the deposit agreement and our Articles of Association, vote the Class A ordinary shares underlying your ADSs in accordance with your voting instructions if received in a timely manner.

If you want the depositary to vote your shares at the Meeting, you may provide your voting instructions to the depositary c/o Broadridge via the Internet, by telephone or by sending in a completed voting instruction card, as described on the voting instruction card:

•	via the Internet at www.proxyvote.com;

•	by telephone at 1-800-690-6903; or

•	if you received a paper copy, by mailing in the voting instructions sent to you by the depositary.

Voting instructions must be received by the depositary by 11:59 p.m. Eastern Time on (i) 13 May 2012 for employees and directors holding shares in Ensco benefit plans and (ii) 16 May 2012 (the “ADS voting cutoff time”) for all other holders.

If the depositary timely receives voting instructions that fail to specify the manner in which the depositary is to vote the Class A ordinary shares represented by ADSs, the depositary will vote in favour of the items set forth in such voting instructions. Class A ordinary shares represented by ADSs for which no timely voting instructions are received by the depositary will not be voted.

If you wish to attend the Meeting in person, representatives of the depositary will be present at the Meeting to verify your right to attend, but you may not speak or vote at the Meeting unless you hold a valid proxy from the depositary. Please bring the proxy and proof of your identity to the Meeting.

If you are a street name holder of ADSs, your broker, bank, trust or other nominee will arrange to provide materials and instructions for voting your ADSs. If you wish to attend the Meeting, you will need to bring evidence of your share ownership in the form of a recently-dated letter from your broker, bank, trust or other nominee and proof of your identity. Upon verification of such evidence, you will be admitted to the Meeting at the invitation of the chair, but may not speak or vote at the Meeting unless you hold a valid proxy from the depositary.

If you are a current or former Ensco employee who holds ADSs in the Ensco Savings Plan, you will receive voting instructions from the trustee of the plan for ADSs allocated to your account. If you fail to give voting instructions to the trustee, your ADSs will be voted by the trustee in the same proportion and direction as ADSs held by the trustee for which voting instructions were received. To allow sufficient time for voting by the trustee and administrator of the Ensco Savings Plan, your voting instructions for ADSs held in the plan must be received by 11:59 p.m. Eastern Time on 13 May 2012.

Can I vote my shares by completing and returning the Notice of Internet Availability of Proxy Materials?

No, the Notice of Internet Availability of Proxy Materials simply instructs you on how to vote.

Can I vote my shares in person at the Meeting?

If you are a shareholder of record of our Class A ordinary shares, you may speak and vote your shares in person at the Meeting.

If you are a holder of record of ADSs, you must obtain a proxy from the depositary for the ADSs, giving you the right to speak and vote the shares at the Meeting. Please bring the proxy card you hold from the depositary and proof of your identity to the Meeting.

If you hold ADSs in street name, your broker, bank, trust or other nominee must obtain a proxy from the depositary giving you the right to speak and vote the shares at the Meeting. Please bring the proxy card you hold from the depositary and proof of your identity.

Can I change my vote?

If you are a shareholder of record, you may revoke your proxy or otherwise change your vote by doing one of the following:

•

sending a written notice of revocation to our secretary at the registered office and headquarters of the Company, which must be received prior to the Meeting, stating that you would like to revoke your proxy;

•

by completing, signing and dating another proxy card and returning it by mail in time to be received before the Meeting, or by submitting a later dated proxy via the Internet, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

•	by attending the Meeting and voting in person, though simply attending the Meeting without voting will not revoke your proxy or change your vote.

If you are a holder of record of ADSs, you may revoke your voting instructions or otherwise change your vote by doing one of the following:

•	sending a written notice of revocation to the depositary c/o Broadridge that must be received before the ADS voting cutoff time, stating that you revoke your voting instructions;

•

signing and submitting a later-dated voting instruction card that must be received by the depositary c/o Broadridge before the ADS voting cutoff time in accordance with the instructions included in the voting instruction card; or

•	if you voted electronically, by returning to www.proxyvote.com and changing your vote before the ADS voting cutoff time. Follow the same voting process, and your original vote will be superseded.

If you are a beneficial owner of our shares or ADSs and a broker or other nominee holds your shares or ADSs, you can revoke your voting instructions or otherwise change your vote by following the instructions provided by your broker or other nominee before the applicable deadline.

If you have any further questions about voting or attending the Meeting, please contact our proxy solicitor, D.F. King. Shareholders may call toll-free at 1-800-859-8509, and banks and brokers may call collect at 1-212-269-5550. D. F. King may be reached by email at ensco@dfking.com.

OWNERSHIP OF VOTING SECURITIES

The following tables show amounts and percentages of our shares owned beneficially as of 30 March 2012 by (i) each person or group known by us to beneficially own more than 5% of our outstanding Class A ordinary shares (the only class of securities outstanding and eligible to vote); (ii) each of our directors and director nominees, including employee directors; (iii) our named executive officers identified in the 2011 Summary Compensation Table (the “Named Executive Officers”); and (iv) all of our current directors and executive officers as a group.

Beneficial Ownership Table

	Beneficial Ownership(1)
Name of Beneficial Owner	Amount(2)		Percentage
Wellington Management Company, LLP	23,771,702	(3)	10.32
280 Congress Street
Boston, MA 02210
FMR, LLC	11,997,949	(4)	5.19
82 Devonshire Street
Boston, MA 02109

Directors and Executive Officers:
Daniel W. Rabun	556,403		—	(5)
Chairman, President and Chief Executive Officer, Director
James W. Swent III	198,210		—	(5)
Senior Vice President—Chief Financial Officer
William S. Chadwick, Jr.	339,059		—	(5)
Executive Vice President and Chief Operating Officer
P. Carey Lowe	108,569		—	(5)
Senior Vice President—Eastern Hemisphere
J. Mark Burns	126,750		—	(5)
Senior Vice President—Western Hemisphere
Cary A. Moomjian	91,042	(6)	—	(5)
Former Vice President, General Counsel and Secretary
David A. B. Brown	62,358		—	(5)
Director
J. Roderick Clark	20,368		—	(5)
Director
C. Christopher Gaut	30,618		—	(5)
Director and Director Nominee
Gerald W. Haddock	43,814	(7)	—	(5)
Director and Director Nominee
Francis S. Kalman	19,673		—	(5)
Director
Thomas L. Kelly II	55,100		—	(5)
Director
Keith O. Rattie	22,968		—	(5)
Director
Rita M. Rodriguez	33,980		—	(5)
Director
Paul E. Rowsey, III	47,112		—	(5)
Director and Director Nominee
All current directors and executive officers as a group (18 persons, including those named above)	2,073,222		0.90

(1)	As of 30 March 2012, there were 231,328,071 shares outstanding. Unless otherwise indicated, each person or group has sole voting and dispositive power with respect to all shares.

(2)	The number of shares beneficially owned by the directors, director nominees and executive officers listed in the table above includes shares that may be acquired within 60 days of 30 March 2012 by exercise of share options as follows: Mr. Rabun—248,131; Mr. Swent—82,540; Mr. Chadwick—120,148; Mr. Lowe—17,540; Mr. Burns—17,540; Mr. Moomjian—40,039; Mr. Clark—0; Mr. Brown—36,546; Mr. Gaut—0; Mr. Haddock—9,000; Mr. Kalman—0; Mr. Kelly—9,000; Mr. Rattie—0; Dr. Rodriguez—12,000; Mr. Rowsey—12,000; and all current directors and executive officers as a group—774,494.
(3)	Based on the Schedule 13G filed on 10 February 2012, Wellington Management Company, LLP, in its capacity as investment advisor, may be deemed to be the beneficial owner of 23,771,702 shares, which are held of record by clients of Wellington Management as of 31 January 2012. Wellington Management reports shared dispositive power over 23,771,702 shares and shared voting power over 17,565,446 shares as of 31 January 2012.
(4)	Based on the Schedule 13G filed on 13 February 2012, FMR, LLC, Edward C. Johnson 3d, chairman of FMR LLC, and/or certain related parties described in such Schedule 13G may be deemed to be the beneficial owners of 11,997,949 shares as of 31 December 2011. FMR LLC reports sole voting power over 1,327,083 shares, and each of Edward C. Johnson 3d and FMR LLC has sole dispositive power over 11,997,949 shares owned by various funds. Fidelity Management & Research Company (including the funds managed by it “Fidelity”), a wholly-owned subsidiary of FMR LLC, may be deemed to be the beneficial owner of 10,583,617 shares. Each of Edward C. Johnson 3d and FMR LLC, through his or its control of Fidelity, has sole power to dispose of the 10,583,617 shares. Neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by Fidelity, which power resides with the Board of Trustees for each respective fund.
(5)	Ownership is less than 1% of our shares outstanding.
(6)	Mr. Moomjian’s beneficial ownership in the table above, other than pursuant to share options exercisable within 60 days of 30 March 2012 as set forth in footnote (2) above, is as of 31 May 2011.
(7)	Mr. Haddock has pledged 11,813 shares as collateral to secure a line of credit.

PROPOSALS 1, 2 AND 3

1.	AN ORDINARY RESOLUTION TO RE-ELECT C. CHRISTOPHER GAUT AS A CLASS I DIRECTOR OF ENSCO PLC FOR A TERM TO EXPIRE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN 2015.

2.	AN ORDINARY RESOLUTION TO RE-ELECT GERALD W. HADDOCK AS A CLASS I DIRECTOR OF ENSCO PLC FOR A TERM TO EXPIRE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN 2015.

3.	AN ORDINARY RESOLUTION TO RE-ELECT PAUL E. ROWSEY, III AS A CLASS I DIRECTOR OF ENSCO PLC FOR A TERM TO EXPIRE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN 2015.

Our Articles of Association provide that our Board is divided into three classes (Classes I, II and III), each consisting of, as nearly as possible, one-third of the Board. Each class of directors has a staggered three-year term. Our Articles of Association specify that our Board will be composed of not less than three nor more than fifteen directors.

The current term for our Class I directors will expire at the Meeting. The current term for our Class II directors will expire at the 2013 annual general meeting of shareholders, and the current term for our Class III directors will expire at the 2014 annual general meeting of shareholders.

Three persons have been nominated by our Board for re-election for three-year terms as Class I directors at the Meeting, all of whom are incumbent Class I directors.

As a result of the redomestication, we now have majority voting for election of directors in all elections. Under our Articles of Association, when a quorum is present, a nominee seeking election to a directorship shall be elected if a majority of the votes cast for or against are cast in favour of the resolution to re-elect the director nominee. In determining the number of votes cast, shares that abstain from voting or are not voted will not be treated as votes cast. You may cast your vote for or against the resolutions in proposals 1, 2 or 3 or abstain from voting your shares on any or all of these resolutions.

Unless otherwise instructed, the persons designated as proxies will vote all proxies received FOR the resolutions in proposals 1, 2 and 3.

Nominees

Class I Directors (term expires at the annual general meeting of shareholders to be held in 2015)

C. Christopher Gaut; age 55; Chairman and CEO of Forum Energy Technologies, Inc.

Mr. Gaut has been one of our directors since May 2008. He serves as chairman and CEO of Forum Energy Technologies. Mr. Gaut previously served as managing director of SCF Partners, a Houston, Texas based private equity firm that engages in investment in and acquisition of energy service companies. Prior to joining SCF Partners, he served as President of Halliburton Company’s Drilling and Evaluation Division from January 2008 until April 2009. Mr. Gaut also previously served as Executive Vice President and Chief Financial Officer of Halliburton Company, one of the world’s largest providers of products and services to the energy industry. He is chairman of the board of directors of the Reservoir Group, a private company in the energy industry. Mr. Gaut holds a Bachelor of Science in Engineering degree from Dartmouth College and a Master of Business Administration degree from the Wharton School of Business at the University of Pennsylvania. Mr. Gaut currently serves on our Compensation Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Gaut should serve as a director include his vast experience in the drilling and oilfield services industries, having served in executive positions with several companies in the energy service sector and his strong background in finance, financial and operations management, and investments in the energy sector.

Gerald W. Haddock; age 64; Private Investor

Mr. Haddock has been one of our directors since 1986. During 2000, he founded Haddock Enterprises, LLC, an entrepreneurial development company concentrating in oil and gas and real estate, located in Fort Worth, Texas, and has served as its President since that time. Mr. Haddock formerly served as President and Chief Operating Officer of Crescent Real Estate Equities Company from 1994 to 1996 and as President and CEO of Crescent Real Estate Equities Company from 1996 to 1999. During 2005, Mr. Haddock joined the board of directors of Meritage Homes Corporation and has served on its executive compensation committee since 2005. In addition, he was named chairman of its nominating and corporate governance committee during 2006 and appointed to its audit committee during 2009. Mr. Haddock is a former board member of Cano Petroleum Inc., having served from late 2004 through October 2008. Mr. Haddock holds Bachelor of Business Administration and Juris Doctorate degrees from Baylor University. He also received a Master of Laws in Taxation degree from New York University and a Master of Business Administration degree from Dallas Baptist University. Mr. Haddock currently is chairman of our Audit Committee and serves on our Nominating and Governance Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Haddock should serve as a director include his experience and expertise in financial, business and legal matters with significant involvement in corporate governance, financial and tax matters, his knowledge and expertise in international tax and business activities, his service as a Chief Executive Officer and President of a publicly-traded real estate company and his extensive service on our Board and on other public company boards, including service on audit, executive compensation, nominating and corporate governance committees.

Paul E. Rowsey, III; age 57; CEO of Compatriot Capital, Inc.

Mr. Rowsey has been one of our directors since 2000. He currently is the Chief Executive Officer of Compatriot Capital, Inc., a real estate investment and operating company. Prior to joining Compatriot, he was a founder and the managing partner of E2M Partners, LLC, a sponsor and manager of private real estate equity funds and an affiliate of Compatriot. He previously served as a member of the board of directors of Powdr Corporation, one of the largest alpine skiing and outdoor sports companies in the United States, based in Park City, Utah; KDC Holdings, a national real estate investment and development firm based in Dallas, Texas; and Village Green Holdings, a multi-family housing management and development firm based in Farmington Hills, Michigan. Mr. Rowsey is a 1977 magna cum laude graduate of Duke University with a degree in management science and a 1980 cum laude graduate of Southern Methodist University School of Law. Mr. Rowsey has been appointed as the Board’s Lead Director and currently serves as the chairman of our Nominating and Governance Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Rowsey should serve as a director include his expertise in financial, business and legal matters, his extensive negotiating experience in complex business transactions and his general business acumen.

The Board recommends that shareholders vote FOR the ordinary resolution in proposal 1 to re-elect C. Christopher Gaut as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015, FOR the ordinary resolution in proposal 2 to re-elect Gerald W. Haddock as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015 and FOR the ordinary resolution in proposal 3 to re-elect Paul E. Rowsey, III as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015.

PROPOSALS 4 AND 5

4.	AN ORDINARY RESOLUTION TO RE-ELECT FRANCIS S. KALMAN AS A CLASS II DIRECTOR OF ENSCO PLC FOR A TERM TO EXPIRE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN 2013.

5.	AN ORDINARY RESOLUTION TO RE-ELECT DAVID A. B. BROWN AS A CLASS III DIRECTOR OF ENSCO PLC FOR A TERM TO EXPIRE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN 2014.

As discussed above, in connection with the Acquisition, our Board size increased from eight to ten members. Messrs. Kalman and Brown, both former board members for Pride, were appointed by the Board as new Class II and Class III Board members, respectively, at that time.

Our Articles of Association provide that in the event the Board appoints a Board member and the term of office of the Class to which he or she was appointed extends beyond the next annual general meeting for which a notice of the meeting has not been sent at the time of such appointment, such director shall stand for election for the remaining portion of the term of office at the next such annual general meeting.

Class II Director (term expires at the annual general meeting of shareholders to be held in 2013)

Francis S. Kalman; age 64; Former Executive Vice President of McDermott International, Inc. (Retired)

Mr. Kalman became a director in May 2011 in connection with the Acquisition, where he served as a director since 2005. Mr. Kalman served as Executive Vice President of McDermott International, Inc. from 2002 until his retirement in 2008 and as Chief Financial Officer from 2002 until 2007. From 2000 to 2002, he was Senior Vice President and Chief Financial Officer of Vector ESP, Inc.; from 1999 to 2000, he was a principal of Pinnacle Equity Partners, LLC; from 1998 to 1999, he was Executive Vice President and Chief Financial Officer

of Chemical Logistics Corporation; and from 1996 to 1997, he was Senior Vice President and Chief Financial Officer of Keystone International, Inc. Mr. Kalman currently serves as a senior advisor to a private investment subsidiary of Tudor, Pickering, Holt & Co., LLC, which specializes in direct investments in upstream, midstream and oilfield service companies. Mr. Kalman is a principal of Ancora Partners, LLC, a private equity group, and also serves on the board of directors and audit committee of Kraton Performance Polymers, Inc. Mr. Kalman has a Bachelor of Science degree in Accounting from Long Island University. Mr. Kalman currently serves on our Compensation Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Kalman should serve as a director include experience in executive leadership and strategic planning for various international energy service companies; experience in accounting, auditing and financial reporting for global organizations; and financial expertise generally in the oil and gas industry.

Class III Director (term expires at the annual general meeting of shareholders to be held in 2014)

David A. B. Brown; age 68; Chairman of the Board of Layne Christensen Company

Mr. Brown became a director in May 2011 in connection with the Acquisition, where he served as a director since 2001 and as chairman of the board since 2005. Mr. Brown currently is chairman of the board of Layne Christensen Company. Mr. Brown served as President of The Windsor Group, Inc., a strategy consulting firm, from 1984 until 2005 and was chairman of the board of the Comstock Group, Inc. from 1988 to 1990. Mr. Brown also is a director of EMCOR Group, Inc. Mr. Brown served as a director of Marine Drilling Companies, Inc. from 1995 until 2001, when it was acquired by Pride; as a director of NS Group, Inc. from 2001 to 2006; and as a director of Petrohawk Energy Corporation from 2006 to 2007. Mr. Brown holds a Bachelor of Commerce degree and a Licentiate in accounting from McGill University and has been a Canadian Chartered Accountant since 1968. Mr. Brown also holds an MBA with Distinction from the Harvard Business School. Mr. Brown currently serves on our Audit Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Brown should serve as a director include experience as a director for various public companies, including experience as chairman of other public companies, specialized board experience within the offshore drilling industry, experience as chairman of audit committees for several public companies and expertise in strategic planning.

The Board recommends that shareholders vote FOR the ordinary resolution in proposal 4 to re-elect Francis S. Kalman as a Class II director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2013 and FOR the ordinary resolution in proposal 5 to re-elect David A. B. Brown as a Class III director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2014.

Current Directors

Class II Directors (term expires at the annual general meeting of shareholders to be held in 2013)

Thomas L. Kelly II; age 53; General Partner of CHB Capital Partners

Mr. Kelly has been one of our directors since 1987. He is a co-founder and has been a general partner of CHB Capital Partners, a private equity fund that provides capital and expertise to closely-held businesses since 1994. Between 1984 and 1994, he served as a principal with Bass Brothers Enterprises, Rainwater, Inc. and related entities. Mr. Kelly holds a Bachelor of Arts in Economics and a Bachelor of Science in Administrative Science degrees from Yale University and a Master of Business Administration degree from Harvard University. Mr. Kelly currently is chairman of our Compensation Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Kelly should serve as a director include his extensive experience as a general partner in the private equity industry, his considerable expertise in corporate finance and investment management activities, his public and private company board service across multiple industries, including the oilfield services industry, his experience in serving on audit, compensation, nominating and governance board committees and his significant experience with the financial, merger and acquisition, governance and strategic aspects of corporate oversight.

Rita M. Rodriguez; age 69; Senior Fellow, Woodstock Theological Center at Georgetown University

Dr. Rodriguez has been one of our directors since 2003. An international finance researcher and advisor who has authored numerous books and articles, Dr. Rodriguez has been a Fellow and Senior Fellow of the Woodstock Theological Center at Georgetown University since September 2002. Dr. Rodriguez was self-employed in the field of international finance from 1999 to 2002. She was a full-time member of the board of directors of the Export-Import Bank of the United States between 1982 and 1999, a professor of finance at the University of Illinois at Chicago from 1978 to 1982 and an assistant and associate professor of business administration at Harvard Business School from 1969 to 1978. Dr. Rodriguez serves as a member of the board of directors of Affiliated Managers Group, Inc., PVH Corporation and Private Export Funding Corporation (a private sector company, which assists in the financing of U.S. exports through the mobilization of private capital). She is chairwoman of the audit committees of Affiliated Managers Group, Inc. and Private Export Funding Corporation and is a member of the audit committee of PVH Corporation. Dr. Rodriguez holds a Bachelor of Business Administration degree from the University of Puerto Rico, as well as Master of Business Administration and Doctor of Philosophy degrees from the New York University Graduate School of Business. Dr. Rodriguez currently serves on our Audit Committee and our Nominating and Governance Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Dr. Rodriguez should serve as a director include her extensive professional and academic experience and financial expertise, her practical and academic experience in international corporate finance, her role in policy making at a senior U.S. government level for more than 16 years as a presidential appointee, her experience in governance, ethics and corporate social responsibility and her 11 years of corporate board experience, which includes service as a chairwoman of audit committees.

Class III Directors (term expires at the annual general meeting of shareholders to be held in 2014)

J. Roderick Clark; age 61; Former President and Chief Operating Officer of Baker Hughes Incorporated (Retired)

Mr. Clark has been one of our directors since May 2008. He served as President and Chief Operating Officer of Baker Hughes Incorporated from 2004 through January 2008. Before becoming President and COO, he served as Vice President, Marketing and Technology. Mr. Clark joined Baker Hughes Incorporated during 2001 as President of Baker Petrolite. He formerly served as President and CEO of Consolidated Equipment Companies Inc. He also formerly served as President of Sperry-Sun, a Halliburton company. Mr. Clark has held financial, operational and leadership positions with FMC Corporation, Schlumberger and Grace Energy Corporation. Mr. Clark serves as a director and a business consultant/advisor for Sammons Enterprises, Inc. and as a director of Rockwater Energy Solutions, an oilfield services company. He holds Bachelor of Arts and Master of Business Administration degrees from the University of Texas. Mr. Clark currently serves on our Compensation Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Clark should serve as a director include his 31 years of experience in the oilfield services industry serving global markets, his drilling industry experience, his service as an executive officer in a Fortune 500 company, his corporate governance, compliance and risk management experience and his board and audit committee service for a public company engaged in tanker shipping operations.

Daniel W. Rabun; age 57; Chairman, President and Chief Executive Officer of the Company

Mr. Rabun has been one of our directors since March 2006, when he joined us as President. Mr. Rabun was appointed to serve as our Chief Executive Officer effective 1 January 2007 and elected chairman of our Board in

May 2007. Before joining Ensco during 2006, Mr. Rabun was a partner at the international law firm of Baker & McKenzie LLP. Mr. Rabun provided legal advice and counsel to us for over 15 years before joining the Company and served as one of our directors during 2001. He has been a Certified Public Accountant since 1976 and a member of the Texas Bar since 1983. He holds a Bachelor of Business Administration degree in Accounting from the University of Houston and a Juris Doctorate degree from Southern Methodist University. He also serves as chairman of the International Association of Drilling Contractors.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Rabun should serve as a director include his international experience and perspective, long-standing relationship with and understanding of the Company, experience with strategic transactions, financial acumen and experience working with companies in the global oil and gas industry.

Keith O. Rattie; age 58; Chairman of Questar Corporation and Chairman of QEP Resources

Mr. Rattie has been one of our directors since May 2008. He serves as non-executive chairman of Questar Corporation (a natural gas focused energy company) and as non-executive chairman of QEP Resources, an independent natural gas and oil exploration and production company. Mr. Rattie previously served as President of Questar from February 2001 until July 2010, Chief Executive Officer from May 2002 and chairman from May 2003 until July 2010. He previously served as Vice President and Senior Vice President of Coastal Corporation (a diversified energy company). Prior to joining Coastal, he spent 19 years with Chevron Corporation in various engineering and management positions, including as general manager of Chevron’s international gas unit. Mr. Rattie serves as a director of Zions First National Bank, a subsidiary of Zions Bancorporation, and is a past chairman of the board of the Interstate Natural Gas Association of America. He also serves as a director of Rockwater Energy Solutions, an oilfield services company. He holds a Bachelor of Science degree in Electrical Engineering from the University of Washington and a Master of Business Administration degree from St. Mary’s College. Mr. Rattie currently serves on our Audit Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Rattie should serve as a director include his extensive background and experience in the energy industry, his prior and current engineering and management positions, his experience as a chief executive officer in general and with respect to management, stewardship, investor and stakeholder relationships in particular and his knowledge of global equity markets.

PROPOSALS 6, 7 AND 8

6.	AN ORDINARY RESOLUTION TO RATIFY THE AUDIT COMMITTEE’S APPOINTMENT OF KPMG LLP AS OUR U.S. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012.

7.	AN ORDINARY RESOLUTION TO RE-APPOINT KPMG AUDIT PLC AS OUR U.K. STATUTORY AUDITORS UNDER THE COMPANIES ACT 2006 (TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING AT WHICH ACCOUNTS ARE LAID BEFORE THE COMPANY).

8.	AN ORDINARY RESOLUTION TO AUTHORIZE THE AUDIT COMMITTEE TO DETERMINE OUR U.K. STATUTORY AUDITORS’ REMUNERATION.

Our Audit Committee has appointed the U.S. accounting firm of KPMG to serve as our U.S. independent registered public accounting firm for the fiscal year ending 31 December 2012. KPMG has served as our U.S. independent registered public accounting firm for the fiscal year ended 31 December 2002 and thereafter, having been duly appointed by the Board or by the Audit Committee in conformity with then applicable rules. Our Audit Committee has appointed KPMG Audit Plc, the U.K. affiliate of KPMG, to serve as the statutory auditors under the U.K. Companies Act

2006. KPMG Audit Plc has served as our statutory auditors since our re-registration as a public limited company in December 2009. Our Audit Committee approves, on an annual basis, KPMG Audit Plc’s remuneration as our statutory auditors after authorization by our shareholders. We are asking our shareholders to authorize the Audit Committee to determine KPMG Audit Plc’s remuneration as statutory auditors in accordance with the Audit Committee’s procedures and applicable law. Representatives of KPMG and KPMG Audit Plc are expected to be present at the Meeting to respond to questions as appropriate and to make a statement should they so desire.

The Board recommends that shareholders vote FOR the ordinary resolution in proposal 6 to ratify the Audit Committee’s appointment of KPMG as our U.S. independent registered public accounting firm for the year ending 31 December 2012, FOR the ordinary resolution in proposal 7 to re-appoint KPMG Audit Plc as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company) and FOR the ordinary resolution in proposal 8 to authorize the Audit Committee to determine our U.K. statutory auditors’ remuneration.

Unless otherwise instructed, the persons designated as proxies will vote all proxies received FOR the resolutions in proposals 6, 7, and 8.

Independent Auditor Pre-approval Policies and Procedures

Consistent with SEC rules and policies regarding auditor independence, the Audit Committee has responsibility for appointing, approving compensation of and overseeing the work of our U.S. independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our U.S. independent registered public accounting firm.

Under the policy, we submit an itemized listing of all services to the Audit Committee for which pre-approval is requested. Such listing includes a description of each proposed service, the associated estimated fees and other terms of the engagement. To the extent any such service is a non-audit service, the submission includes an explanation as to why such service qualifies as a permitted non-audit service and why providing such service would not impair the independence of our U.S. independent registered public accounting firm.

Fees and Services

The aggregate fees (excluding value added taxes) billed to us for the fiscal years ended 31 December 2011 and 2010 by KPMG and its affiliates were as follows (in thousands):

	2011	2010
Audit Fees(1)	$4,066	$1,878
Tax Fees(2)	100	14

	$4,166	$1,892

(1)	Includes fees for the audit of our annual consolidated financial statements and audit of the effectiveness of our internal control over financial reporting included in our annual report on Form 10-K, reviews of condensed consolidated financial statements included in our quarterly reports on Form 10-Q, the audit of our U.K. statutory accounts, audits of certain subsidiary statutory accounts, attestation services and procedures conducted in connection with consents to incorporate KPMG’s reports into registration statements filed with the SEC for each respective year.
(2)	Represents fees for tax compliance services.

Our Audit Committee pre-approved the services provided during 2011 and 2010 described above in accordance with our Audit Committee’s policy and the pre-approval requirements of the Sarbanes-Oxley Act of 2002, as amended. Accordingly, there were no services for which the de minimus exception, as defined in Section 202 of the Sarbanes-Oxley Act of 2002, as amended, was applicable. Our Audit Committee has considered whether the provision of non-audit services by KPMG were compatible with maintaining KPMG’s independence.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

We have adopted a Corporate Governance Policy, which includes governance guidelines that assist the Board and its Committees in the exercise of their responsibilities under applicable law and the listing standards of the NYSE. These governance guidelines provide a framework for the Company’s governance and the Board’s activities, covering such matters as Board membership criteria, director independence, Board meetings, Board structure, Board access to management and independent advisors, limitations on outside directorships, conflicts of interest, director compensation, shareholder communications to the Board, director attendance at shareholder meetings, evaluation of Board and CEO performance, management succession planning, risk oversight, share ownership guidelines and other corporate governance practices and principles. The Corporate Governance Policy is available in the Corporate Governance section of our website (www.enscoplc.com). Paper copies also are available upon request without charge. Such requests should be directed to the Investor Relations Department at 5847 San Felipe, Suite 3300, Houston, Texas 77057.

Governance Practices

Our ethics, governance and compliance practices address all NYSE content requirements, including an annual self-evaluation of the Board and its committees and annual reviews of the committee charters, as reflected in our ethics policy and governance guidelines. Our governance practices provide that the independent directors conduct regular executive sessions without management chaired by the Lead Director and a formal annual evaluation of our CEO’s performance. The Board fulfilled these requirements during 2011.

Director Nominations

Our Nominating and Governance Committee, with direct input from the chair of the Board and other Board members, primarily is responsible for identifying and screening candidates for nomination to Board membership. Additionally, when and as deemed appropriate, we may retain the services of a third party to identify, evaluate or assist the Committee and Board in evaluating potential director nominees. Our Board is responsible for nominating individuals to serve on our Board.

Pursuant to our Corporate Governance Policy, candidates nominated for election or re-election to our Board should possess the following qualifications:

•	personal characteristics, including:

•	highest personal and professional ethics, integrity and values,

•	an inquiring and independent mind, and

•	practical wisdom and mature judgment;

•	experience at the policy-making level in business, government or education;

•

expertise that is useful to our Company and complementary to the background and experience of other Board members (e.g., previous executive and board experience, an international perspective, capital intensive cyclical business experience and knowledge of the global oil and gas industry are considered to be desirable);

•	willingness to devote the required amount of time to perform the duties and responsibilities of Board membership;

•	commitment to serve on the Board over a period of several years to develop knowledge about our principal operations;

•	willingness to represent the best interests of all shareholders and objectively appraise management performance; and

•	no involvement in activities or interests that create a conflict with the director’s responsibilities to us and our shareholders.

The Committee will evaluate the qualifications of each director candidate, including nominees recommended by shareholders, against these criteria in making recommendations to our Board concerning director nominations. The Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of our Board at a given point in time and periodically reviews and updates the criteria listed above as deemed necessary. Diversity in personal background, race, gender, age and nationality for the Board as a whole may be taken into account favourably in considering individual candidates. The Committee may identify potential director candidates from a number of sources, including recommendations from directors, management, shareholders and executive recruiting firms retained for such purpose.

The Committee will consider director nominations timely made by shareholders pursuant to the requirements of our Articles of Association referred to in the “Information Concerning Shareholder Proposals for the 2013 annual general meeting” section of this proxy statement. Any such nomination also must comply with the other provisions contained in our Articles of Association relating to nominations of persons for election to the Board. We did not receive any nominations for director made by any person or group beneficially owning more than 5% of our shares by the date specified in Article 46.2 of our Articles of Association.

Director Independence

The Ensco Corporate Governance Policy states that a substantial majority of the Board shall be independent, as the term is defined therein and by SEC rules and NYSE Corporate Governance Standards. Except as respects their directorships, we do not have any business or other relationships with our independent directors. Only independent directors serve on the Board’s standing committees. In this regard, our Board has affirmatively determined that Dr. Rodriguez and Messrs. Brown, Clark, Gaut, Haddock, Kalman, Kelly, Rattie and Rowsey are independent and have no material relationship with us. Accordingly, a substantial majority of our Board currently is independent as defined above.

As respects the independence determination relating to Mr. Gaut, our Board made its determination with knowledge that he has served as chairman and CEO of Forum Energy Technologies, Inc., a privately owned, diversified oilfield equipment and products company, since August 2010. Forum has certain business relationships with Ensco, primarily involving incidental oilfield services and equipment, and Ensco paid Forum $1,932,284, $336,089 and $248,133 in 2011, 2010 and 2009, respectively. Our Board concluded that this relationship has not and will not affect the independence of Mr. Gaut and that he is independent, as the term is defined by SEC rules and NYSE Corporate Governance Standards.

Our Corporate Governance Policy provides that a director who changes his or her principal occupation shall promptly notify the Board of the change and submit a pro-forma letter of resignation to the Board. Under this policy, the other directors shall then meet in private session, determine whether the change of occupation impacts the director’s independence or creates a conflict of interest and decide whether to accept or reject the pro-forma resignation. Mr. Rowsey submitted a pro-forma resignation to the Board during its regular meeting in May 2011, when he announced that he would serve as CEO and President of Compatriot, would continue as chairman of

E2M’s investment committee and would continue to be involved in investment activities and the formation of E2M funds. The other directors carefully considered the change in principal occupation of Mr. Rowsey and decided to reject his pro-forma resignation.

In connection with the redomestication, each of our directors prepared a Director Declaration of Interest, disclosing existing or potential conflicts of interest, in conformity with U.K. law, custom and practice. The initial Declarations of Interest were reviewed by the Board during the Company’s initial post-redomestication organizational Board meeting on 23 December 2009 and are reviewed annually. Messrs. Brown and Kalman provided Declarations of Interest shortly after they were appointed to the Board in June 2011. The Board conducted an annual review of Director Declarations of Interest during the Board meeting on 8 November 2011, including the revised Director Declaration of Interest for Mr. Rowsey.

Board Structure

Mr. Rabun serves as our Chairman, President and CEO. The Board believes that Mr. Rabun is well-qualified to serve as Chairman of the Board. The Board also believes that independent oversight of management is an important component of an effective board of directors. The independent Board members have determined that the most effective Board leadership structure for our Company at the present time is for the CEO to also serve as chair of the Board, a structure that has served Ensco well for many years. The Board has authority to modify this structure to best address the Company’s unique circumstances and advance the best interests of all shareholders as and when appropriate. Also, the Board established the position of Lead Director on 1 March 2011. The Lead Director is to be appointed or re-appointed annually from among the independent directors.

The Board also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability. Our governance practices provide for strong independent leadership, independent discussion among directors, independent evaluation of, and communication with, members of senior management and oversight of the Company’s operational, fiscal and risk management activities. These governance practices are reflected in the Ensco Corporate Governance Policy and the standing committee charters, which are available on our website.

Relevant provisions of the Ensco Corporate Governance Policy include:

•

Independent directors meet at regularly scheduled executive sessions outside the presence of the CEO and other Company personnel at each regular Board meeting and may convene additional executive sessions during any Board meeting or by notice of a special Board meeting, which any two directors may cause to be called.

•	Independent directors have open access to Ensco’s management and independent advisors, such as attorneys or auditors.

•	Independent directors are encouraged to suggest items for inclusion in the agenda for Board meetings and are free to raise subjects that are not on the meeting agenda.

•

The Lead Director acts as chair of executive sessions of the independent directors and serves as the interface between the independent directors and the CEO in communicating the matters discussed during executive sessions. The Board believes that this structure facilitates full and frank discussions among all independent directors. The Ensco Corporate Governance Policy further describes the functions of the Lead Director as follows:

•

assist and advise the chair as to an appropriate schedule of Board meetings, seeking to ensure that the independent directors can perform their duties responsibly while not interfering with ongoing Company operations;

•	approve, in concert with the chair, Board meeting agendas and meeting schedules;

•

advise the chair as to the quality, quantity and timeliness of the information submitted to the Board by the Company’s management that is necessary or appropriate for the independent directors to perform their duties effectively and responsibly;

•	develop the agendas for and serve as chair of executive sessions of the Board’s independent directors;

•	serve as principal liaison between the independent directors and the chair in respect of Board issues;

•	participate in recommendations regarding recruitment of new directors, management succession planning and annual Board performance and CEO evaluations; and

•	serve as acting chair of the Board when the chair is not present.

Board of Directors Meetings and Committees

The Board of the Company met 12 times during the year ended 31 December 2011. From January 2011 through May 2011, the Board of the Company had two standing committees, the Audit Committee and the Nominating, Governance and Compensation Committee, each of which selected a Committee chair from its members. Effective June 2011, the Board of the Company had three standing committees, the Audit Committee, the Nominating and Governance Committee and the Compensation Committee, each of which selected a Committee chair from its members. During 2011, each incumbent director attended at least 75% of the meetings held by the Board and the committees of which he or she was a member.

Our Board has affirmatively determined that Dr. Rodriguez and Messrs. Brown, Clark, Gaut, Haddock, Kalman, Kelly, Rattie and Rowsey are independent, as the term is defined by SEC rules and the Corporate Governance Standards of the NYSE, and have no material relationships with us. Accordingly, a majority of our Board currently is independent as required by SEC rules and NYSE Corporate Governance Standards. The independent directors conducted executive sessions without management during each of the four regular quarterly meetings of the Board. Only independent directors serve on the Board’s standing committees.

Audit Committee

We have established and maintain an Audit Committee, which operates under a charter, in accordance with the rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Committee appoints our U.S. independent auditors to examine, review and audit our consolidated financial statements; reviews the general scope of services to be rendered by the independent auditors and pre-approves and authorizes payment of the associated fees; reviews our financial condition and results of operations; and makes inquiries as to the adequacy of our internal controls over financial reporting. Our Committee met eight times during 2011. The Committee currently consists of Chairman Haddock, Messrs. Brown and Rattie and Dr. Rodriguez, all of whom meet the independence criteria for audit committee members prescribed by the SEC and NYSE. None of the members of our Committee serve on more than three U.S. public company audit committees.

Our Board has determined that each of the four members of the Committee meets the requisite SEC criteria to qualify as an audit committee financial expert, is financially literate and has accounting or related financial management expertise as defined in the NYSE Corporate Governance Standards. In making recommendations and determinations regarding audit committee financial experts, our Board and the Committee considered the relevant academic and professional experience of the Audit Committee members.

Nominating, Governance and Compensation Committee

The principal functions of our Nominating, Governance and Compensation Committee, which, as discussed earlier, existed through May 2011, were to select, identify and screen candidates for nomination to our Board; to recommend composition of committees of our Board; to recommend our slate of officers; to oversee and recommend matters of corporate governance; and to review and approve executive compensation, including matters regarding our various benefit plans, independently or in conjunction with our Board, as appropriate. From January 2011 through May 2011, the Committee met three times. During that time, the Committee consisted of Chairman Kelly and Messrs. Clark, Gaut and Rowsey, all of whom meet the independence criteria prescribed by the NYSE for service on a nominating committee and on a compensation committee.

The Committee established an Executive Compensation Subcommittee, which consisted of Chairman Kelly and Messrs. Clark and Rowsey, all of whom qualify as outside directors for purposes of Section 162(m) of the Internal Revenue Code. This subcommittee was delegated authority to qualify compensation paid by the Company for deductibility under Section 162(m) of the Internal Revenue Code.

As previously discussed, in June 2011, the Committee was separated into two separate committees, the Nominating and Governance Committee and the Compensation Committee.

Compensation Committee

The principal functions of our Compensation Committee, as set forth in its charter, are to review and approve executive compensation, including matters regarding our various benefit plans, independently or in conjunction with our Board, as appropriate. From June 2011 through December 2011, the Committee met four times. During that time, the Committee consisted of Chairman Kelly and Messrs. Clark, Gaut and Kalman, all of whom meet the independence criteria prescribed by the NYSE for service on a compensation committee.

The Committee established an Executive Compensation Subcommittee, which consists of Chairman Kelly and Messrs. Clark and Kalman, all of whom qualify as outside directors for purposes of Section 162(m) of the Internal Revenue Code. This subcommittee has been delegated authority to qualify compensation paid by the Company for deductibility under Section 162(m) of the Internal Revenue Code.

Nominating and Governance Committee

The principal functions of our Nominating and Governance Committee, as set forth in its charter, are to select, identify and screen candidates for nomination to our Board, to recommend the composition of committees of our Board, to recommend our slate of officers, and to oversee and recommend matters of corporate governance, independently or in conjunction with our Board, as appropriate. From June 2011 through December 2011, the Committee met three times. During that time, the Committee consisted of Chairman Rowsey, Mr. Haddock and Dr. Rodriguez, all of whom meet the independence criteria prescribed by the NYSE for service on a nominating committee.

Director Attendance at the Meetings of Shareholders

The Ensco Corporate Governance Policy provides that, barring extenuating circumstances, all members of the Board shall attend our annual general meetings of shareholders and also are encouraged to attend any and all other general meetings of shareholders that may be duly convened. All of the eight directors serving on the Board at the time of the 2011 annual general meeting of shareholders attended the meeting.

Code of Business Conduct

Our Code of Business Conduct Policy, or Ethics Policy, applies to all of our directors and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions. Our Ethics Policy addresses all NYSE content requirements and includes provisions addressing conflicts of interest; corporate opportunities; confidentiality; fair dealing; protection and proper use of our assets; and compliance with our policies and with laws, rules and regulations, including laws addressing insider trading, antitrust and anti-bribery, including the U.K. Bribery Act 2010 and the U.S. Foreign Corrupt Practices Act. No waivers of the provisions of our Ethics Policy have been requested or granted since the Ethics Policy was first issued on 1 November 2002.

Our Ethics Policy provides for confidential and anonymous submission to a management committee of reports of non-compliance with our standards, policies, practices and procedures and also establishes a means for submission of reports of accounting, auditing or other business irregularities by any employee or other person directly to our Board.

Hotline Reports and Investigations

We have established a process by which shareholders, employees and other interested parties may communicate directly with our Board, any committee of the Board, the non-employee directors as a group or any individual director. This process, which is available on our website (www.enscoplc.com), provides a means for submission of such interested parties’ communications via an independent, third-party mail-forwarding service. Such communications may also be submitted by mail, addressed as follows: Ensco Shareholder Communications, 5600 W. Lovers Lane, Suite 116, Box #120, Dallas, Texas 75209-4330. Mail so addressed will be forwarded directly to the then-presiding chair of our Board’s standing committees and cannot be viewed by management. Additionally, a telephonic hotline system was established in 2011. This service is provided by an independent third party, and hotline inquiries (which may be made anonymously) are investigated and addressed by a Company management committee working under the direction of, and reporting regularly to, the Audit Committee.

Risk Management Oversight

The Board and its committees are actively involved in oversight of risks that could impact our Company. At each regular meeting, the Board reviews the Company’s financial condition and results of operations. The Board annually approves a capital budget, with subsequent approval required for any significant variations. The Board also receives periodic reports regarding the Company’s insurance program and is apprised of all material variations in coverage or premium cost in connection with each annual insurance renewal.

On behalf of the Board, the Audit Committee plays a significant role in oversight of risks associated with the Company’s financial performance, internal and external audit functions, legal and tax contingencies and other exposures. The Company’s independent auditors, the Director of Global Internal Audit and the Chief Compliance Officer report to the Audit Committee at each regular quarterly meeting. The Audit Committee reviews and approves the annual internal audit plan and also receives reports on all internal audits. Hotline reports and related investigations conducted pursuant to our Ethics Policy are reviewed in executive session of the Audit Committee with the Chief Compliance Officer. On an annual basis, the Vice President, General Counsel and Secretary reports to the Audit Committee on legal matters that may have a significant impact upon the Company’s financial statements. In a similar fashion, the Director—Tax submits an annual report to the Audit Committee on tax matters that may have a significant impact on the Company’s financial statements.

The Nominating and Governance Committee and the Compensation Committee also have roles in risk management. In consultation with its compensation consultants, the Compensation Committee endeavours to establish performance goals for the Company’s various compensation plans that are intended to drive behaviour that does not encourage or result in any material risk of adverse consequences to the Company or its shareholders. The Committees and Board also are actively involved in succession planning both from a general standpoint and with respect to a potential emergency situation that might impact the ability of our Chairman, President and Chief Executive Officer to continue the performance of his functions and responsibilities.

We maintain an enterprise risk management program designed to identify significant risks to us. Our risk management department is responsible for implementing the program, which involves the identification of risks within and facing the Company, the assessment of existing and required mitigation plans for those risks and ongoing monitoring of both. The risk management department meets with a cross-functional Enterprise Risk Committee on a quarterly basis to assess risk trends, identify new potential risks and review mitigation plans. The Enterprise Risk Committee reports its results to the Board on a quarterly basis. The Board reviews the identified risks, mitigation plans and quarterly monitoring reports.

Governance Transparency

Our Board, its standing committees and management are committed to continually pursuing best practices of corporate governance, accountability and transparency. The Corporate Governance section of our website (www.enscoplc.com) contains our Audit Committee Charter, the Nominating and Governance Committee Charter Compensation Committee Charter, the Ensco Corporate Governance Policy and our Ethics Policy. Additional data available in the Corporate Governance section of our website includes information on the composition and functions of the Board and its committees as well as instructions for submission of hotline reports and submission of general shareholder communications to our Board. Additionally, our website has a link to our public filings with the SEC, including equity ownership reports by our directors and executive officers required under Section 16 of the Exchange Act.

Related Party Transactions

In accordance with our Audit Committee Charter, except with respect to compensatory agreements with our directors or officers that fall within the purview of the Compensation Committee, the Audit Committee is responsible for reviewing and approving the terms and conditions of all proposed transactions between our Company, any of our subsidiaries or affiliates and any of our directors or officers, or relatives or affiliates of any such directors or officers, to ensure that such related party transactions are fair and are in our overall best interest. There were no related party transactions required to be reported for 2011.

Compensation Committee Interlocks and Insider Participation

During 2011, Messrs. Clark, Gaut, Kalman and Kelly served on our Compensation Committee. No member of the Compensation Committee is involved in a relationship requiring disclosure as an interlocking director/executive officer or under Item 404 of Regulation S-K.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is composed of four independent directors who satisfy the requirements of independence as established by Section 10A of the Exchange Act and the NYSE listing standards. The Audit Committee is governed by a written Charter adopted by the Board. To fulfill its responsibilities, the Audit Committee of the Company met eight times during the 2011 fiscal year.

Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing a report thereon. The Audit Committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm employed by the Company (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm reports directly to the Audit Committee.

The Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended and adopted by the PCAOB in Rule 3200T with the independent registered public accounting firm.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of PCAOB Rule 3526 regarding the independent registered public accounting firm’s independence and has discussed with the independent registered public accounting firm such firm’s independence.

The Audit Committee recommended and the Board, in the exercise of its business judgment, approved (as confirmed by the directors’ signatures thereon) inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended 31 December 2011, filed with the SEC. The recommendation was based upon the Audit Committee’s review, the exercise of its business judgment, the discussions referred to above and reliance upon the Company’s management and independent registered public accounting firm.

Submitted by the Audit Committee,

Gerald W. Haddock, Chairman

David A. B. Brown

Keith O. Rattie

Rita M. Rodriguez

21 February 2012

The U.K. statutory auditor is responsible for conducting the statutory audit of the Company’s U.K. statutory accounts in accordance with the requirements of the U.K. Companies Act 2006.

During the Meeting, our Board will lay before the Company our U.K. statutory accounts, the U.K. statutory directors’ report and the auditors’ report for the year ended 31 December 2011 and will provide an opportunity for shareholders to raise questions in relation to the accounts and reports.

In accordance with the recommendation of the Audit Committee, our Board approved inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended 31 December 2011, and all of our directors acknowledged such approval by signing the Annual Report on Form 10-K as filed with the SEC on 24 February 2012.

COMPENSATION COMMITTEE REPORT

The functions of the Compensation Committee of the Board, among others, are to review and approve executive officer compensation and employee compensation matters, including matters regarding the Company’s various benefit plans, and to continually assess the effectiveness of these programs in consideration of the stated compensation strategy, independently or in conjunction with the Board, as appropriate. The Committee operates independently of management.

The Committee has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for the year ended 31 December 2011 with management. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the CD&A be included in the Company’s proxy statement on Schedule 14A for the Meeting to be filed with the SEC.

Submitted by the Compensation Committee,

Thomas L. Kelly II, Chairman

J. Roderick Clark

C. Christopher Gaut

Francis S. Kalman

30 March 2012

In accordance with the recommendations of the Compensation Committee, our Board approved inclusion of the CD&A in this proxy statement on 30 March 2012.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion & Analysis (“CD&A”) describes our compensation practices and the executive compensation policies, decisions and actions of our Compensation Committee and its Executive Compensation Subcommittee (for purposes of this CD&A, both of which are referred to collectively as the “Committee”). The CD&A focuses specifically on compensation earned during 2011 by our CEO, CFO and others comprising the five most highly compensated executives, collectively referred to in this CD&A as our named executive officers (“NEOs”).

Compensation Philosophy

Our executive compensation philosophy is based on the principle that the creation of shareholder value is the paramount measure of executive officer performance, and that this principle should be reflected in overall compensation. The business objectives against which we measure our performance include:

•	positive financial performance;

•	preservation of a strong balance sheet;

•	strategic and opportunistic enhancement of our asset base;

•	positioning assets in markets that offer prospects for long-term growth in profitability;

•	safety and environmental performance;

•	operational efficiency; and

•	customer satisfaction.

We believe these are appropriate metrics that contribute to growth in shareholder value.

2011 Compensation Highlights

2011 was a historic, transformative year for Ensco, featuring the following highlights:

•

We acquired Pride International, Inc. (“Pride”) in May 2011, establishing Ensco as the world’s second largest offshore drilling company and the clear leader in customer satisfaction by significantly increasing the scope and diversification of our assets and operations and expanding our global reach, as summarized below.

Significant Fleet Expansion Rig Count Pre- vs. Post-Acquisition	Significant Increase in Revenues and Diversification Revenue Mix Pre- vs. Post Acquisition ($ in millions)

•	We maintained our distinguished record of operating in a safe manner, outperforming the industry average for total recordable incident rate.

•	We increased our contract backlog 215% to over $9 billion, as reported in our 2011 annual report.

•	We achieved record revenues for 2011 of approximately $2.8 billion, with revenues from the fourth quarter of 2011 exceeding $1.0 billion.

•	We successfully delivered two new deepwater rigs on time and on budget.

•	We received the top ranking among offshore drillers in the EnergyPoint annual customer satisfaction survey for the second consecutive year.

•	We maintained a strong balance sheet, which enabled us to increase our annual dividend to $1.50 per share in the first quarter of 2012.

During 2011, we held our first advisory vote on executive compensation (“say on pay”). We received 79% of votes cast in support of our then-current program. We give careful attention to any feedback we receive from our shareholders on our executive compensation program, including the say on pay vote. Accordingly, we contacted certain shareholders who voted against say on pay in 2011 to understand their viewpoints on the program. Based upon the level of support expressed by our shareholders, and a review of our program, the Committee determined that it was appropriate to maintain the core components of our current executive compensation program for 2012.

Below are highlights of some of the compensation-related decisions that impacted our NEOs during 2011:

•

NEO base salaries: Following two years of unchanged salaries, the Committee approved average increases of 8.3% for NEO salaries during 2011 in order to reflect shifts in the competitive market. Following these increases, average salaries for our executive officers fell just below the market median of our compensation peers.

•

Target incentive opportunities: Following a review of the competitive market, the Committee approved increases to target annual cash incentive opportunities and target annual grant value of long-term incentive awards. In combination with the salary increases referenced above, these changes to incentive opportunities resulted in target total direct compensation for our NEOs on average that was at the market median of our compensation peers.

•

Special long-term incentive grants: In February 2011, following the announcement of our agreement to acquire Pride and in recognition of the critical role key members of our management team would play in the integration and leadership of the combined organization, the Committee approved a special grant of time-vested restricted shares to 82 key employees, including our NEOs.

•

Annual long-term incentive grants: In March 2011, the Committee approved annual long-term incentive award grants to our NEOs, which were composed of performance units, time-vested share options and time-vested restricted shares. The Committee made additional grants to our CEO and COO in July 2011 to bring the total annual grant for all of our NEOs to their new targeted annual grant value for the year (a targeted grant value that is intended to approximate the market median of our compensation peers).

•

Annual formula-derived bonuses for 2011 performance paid out at 121.8% of target: We exceeded our 2011 annual goals for safety and our Strategic Team Goals (“STGs”) and achieved slightly less than target on our goals for earnings per share (“EPS”) and Return on Net Assets Employed Before Interest and Taxes (“RONAEBIT”), resulting in a formula-derived award calculation of 110.7% of target. In recognition of the various factors described in “Cash Bonus” below in this CD&A, the Committee increased the awards for the NEOs by 10% for a total payout of 121.8% of target.

Annual Performance	2010	2011
EPS	$4.06 (130% of target)	$3.36 (82.3% of target)
RONAEBIT	12.7% (95% of target)	7.9% (93.9% of target)
Safety (TRIR)	0.59 (179% of target)	0.66 (128.6% of target)

•

Long-term performance units paid out at 100% of target: For the three-year performance period ending 31 December 2011, the Company achieved Return on Capital Employed (“ROCE”) performance of 10.8% and ranked 5th out of 10 within our performance peer group, while also achieving a rank of 5th out of 10 in performance on Total Shareholder Return (“TSR”).

Long-Term Performance	2008 – 2010	2009 – 2011
3yr TSR rank vs. Peers	-9.6% (3rd out of 11)	50% (5th out of 10)
3yr ROCE rank vs. Peers	16.9% (4th out of 11)	10.8% (5th out of 10)
3yr Abs ROCE % of goal	16.9% (209% of goal)	10.8% (70% of goal)

Throughout this CD&A, we use the terms “compensation peer group” and “performance peer group” and derivations thereof. For a complete description of our compensation peer group companies and the rationale for their selection, see “Benchmarking” below in this CD&A. For a list of our performance peer group companies and the rationale for their selection, see “Long-Term Incentives” below in this CD&A.

Compensation and Benefit Plan Reviews and Amendments

During 2011, on recommendation of the Committee, the Board approved amendments to the Ensco Savings Plan, a qualified 401(k) plan, which facilitated the merger of the Pride International, Inc. 401(k) Retirement and Savings Plan into the Ensco Savings Plan. Specifically, the amendments provided that:

•

former Pride employees who were eligible to participate in the Pride Savings Plan and employed by Ensco on the date of the Acquisition may participate in the Ensco Savings Plan, effective 1 January 2012;

•

former Pride employees who participate in the Ensco Savings Plan will, for eligibility and vesting purposes, be credited for all service previously credited under the Pride Savings Plan as of 1 January 2012;

•

former Pride employees will remain 100% vested in employer contributions, including safe harbor matching contributions, to the Pride Savings Plan upon transfer of those amounts into the Ensco Savings Plan;

•

former Pride employees, upon participation in the Ensco Savings Plan, will be eligible for an in-service withdrawal of amounts attributable to certain matching contributions and profit sharing contributions transferred from the Pride Savings Plan to the Ensco Savings Plan upon the attainment of age 59 1/2;

•	certain financial hardship withdrawals are permitted; and

•	the eligibility service requirement is eliminated for employee deferral and matching contributions.

The Ensco Health Plan was amended in 2011 to:

•	eliminate, effective 1 October 2011, the waiting periods for participation in (i) the flexible benefit portion of the Ensco Health Plan and (ii) medical, dental, prescription drug and vision benefits;

•	shorten the elimination period for long-term disability benefits from 180 to 90 days, effective 1 January 2012; and

•	permit participation in the plan by former Pride employees employed by Ensco on the date of the Acquisition, effective 1 January 2012.

Consultant Review of Pay for Performance Relative to Compensation Peer Group

In the course of reviewing our executive compensation program, the Committee’s consultant, Pearl Meyer & Partners (“PM&P”), reviewed the relationship between our total CEO compensation and our performance against our compensation peer group companies for the three fiscal years ended 31 December 2010. This review was conducted to understand the degree of alignment between total compensation delivered to our CEO during the aforementioned period and our performance relative to our compensation peers.

For purposes of this review, “company performance” was defined as a blend of TSR and ROCE, the two performance measures utilized to determine payout of our long-term performance units. We considered total realizable compensation, defined as the sum of the following components:

•	3 years of base salary;

•	3 years of bonus payouts;

•	3 years of value realized from share option exercises, restricted share vestings, and performance unit award payouts; and

•	3-year change in the value of unvested or unexercised time-vested equity.

PM&P’s analysis, as shown in the chart below, reveals that the Company achieved performance over the 3-year period near the 75th percentile of our compensation peer group companies (77th percentile for relative ROCE and 69th percentile for relative TSR), while total realized compensation for our CEO fell near the 50th percentile of the compensation peer group. As shown, this outcome placed realizable pay for our CEO below the level indicated by the performance achieved by the Company over the 3-year period. However, the realized pay was still within the reasonable range or “alignment fairway” as shown by the shaded region on the chart.

CEO Realized Pay vs. Performance

The Committee determined that this review demonstrated that our executive compensation program was reasonably aligned with performance relative to our compensation peers and that the structure of the current program was appropriate for 2011 (inclusive of the mid-year adjustments noted in our executive summary). We intend to conduct a similar review in 2012 to evaluate the design of our current program and to maintain our competitive compensation structure. Over time, as incentive awards that were benchmarked against our 2011 compensation peers vest or are earned based on performance, we expect to see the realizable pay move further into the alignment fairway.

Executive Officer Compensation Program Design

In support of our philosophy that executive performance should be measured (and rewarded) based on the creation of shareholder value, and in continued support of our business objectives, we designed our executive compensation programs to accomplish the following primary goals:

Goal	How Accomplished
1. Attract, retain and motivate highly qualified individuals capable of leading us to achieve our business objectives

•    Utilize survey and compensation peer group compensation data as well as the advice and counsel of the Committee’s independent compensation consultant to help ensure that we are providing total direct compensation opportunities that are competitive with the market in which we compete for executive talent.

•    Coordinate compensation decisions with an ongoing focus on employee and executive officer development, training and succession planning.

2. Provide actual compensation that increases when we have strong financial performance and declines when we have weak financial performance (Pay for Performance)

•    Provide a significant portion of executive compensation in the form of performance-based incentives tied both to achievement of specific business objectives and to growth in shareholder value.

•    Achievement of business objectives is measured against specific annual goals and published industry safety standards.

•    Achievement of growth in shareholder value is measured implicitly through the use of long-term time-vested equity incentive grants and explicitly through the use of long-term performance-based incentives.

3. Ensure alignment with shareholders

•    Encourage long-term share ownership among our executives through the use of time-vested equity awards and share ownership guidelines.

•    Further promote focus on growth in shareholder value through the use of long-term performance-based incentive awards tied to achievement of TSR performance and ROCE performance.

Executive officer compensation is composed of three principal components, base salary, cash bonus and long-term incentives, each one contributing to the accomplishment of our compensation program goals. We do not provide defined benefit retirement plans.

		1 Attract & Retain	2 Pay for Performance	3 Shareholder Alignment
Base salary	• Current cash payment is an essential factor in attracting and retaining qualified personnel.	✓
Cash bonus	• Provided to executive officers through the Ensco Cash Incentive Plan (the “ECIP”). • Awards are tied to achievement of specific annual financial, operational, safety and strategic goals.	✓	✓	✓
Long-term incentives

•    Provided through a combination of restricted shares, share options and performance unit awards (payable in cash or shares).

•    Promotes alignment with shareholders by tying a meaningful portion of executive rewards to creation of long-term shareholder value.

		✓	✓	✓

We refer to the three principal components as “Total Direct Compensation,” as shown in the diagram below.

We generally target the 50th percentile, or median, of our compensation peer group companies as a basis for base salary decisions and for the establishment of target incentive opportunities. However, the Committee also believes that our actual aggregate executive officer compensation generally should exceed the compensation peer group median during years of exemplary performance relative to our compensation peer group companies and generally should be below the compensation peer group median during years of poor performance relative to our compensation peer group companies.

Based upon a review of our executive compensation program performed by PM&P in May 2011, we found that target Total Direct Compensation for our NEOs averaged near the 41st percentile of the compensation peer group competitive market, with CEO target Total Direct Compensation near the 34th percentile of the compensation peer group companies. This result was based in part upon the increased size of our organization following the Acquisition. Subsequent to that review, the Committee approved changes to target Total Direct Compensation for our NEOs that resulted in target Total Direct Compensation opportunities that averaged the market median of our compensation peer group, as demonstrated below:

The Committee annually reviews the mix of base salary, cash bonus and long-term incentives. It does not target a fixed percentage allocation among the compensation elements, but generally aims to provide the majority of NEO compensation opportunities in the form of incentive compensation, with an emphasis on long-term incentives. The charts below show the mix of target compensation opportunities for our NEOs in 2011 following the changes approved in July 2011.

2011 Target Total Direct Compensation Mix

COMPENSATION METHODOLOGY AND PROCESS

Role of the Compensation Consultant

In carrying out its responsibilities for establishing, implementing and monitoring the effectiveness of our general and executive compensation philosophy, plans and programs, our Committee relies on outside experts to assist in its deliberations. During 2011, the Committee received compensation advice and data from PM&P, which was initially selected and retained by the Committee to serve as an independent compensation consultant in November 2008.

The compensation consultant reports to and acts at the direction of the Committee and is independent of management. In carrying out its independent role for the Committee, PM&P is not permitted to provide consulting or other services to management except as respects provision of comparative industry surveys and data.

PM&P was engaged by the Committee to provide counsel regarding our compensation philosophy and practices, including executive and non-employee director compensation. Regarding executive compensation, the services provided to the Committee by PM&P during 2011 included a review of the principal components of compensation (base salary, cash bonus and long-term incentives), compensation and performance peer group selection, pay for performance assessment, and short and long-term incentive plan design. In respect of non-employee director compensation, PM&P reviewed the Company’s philosophy and practices regarding general Board compensation, committee compensation, committee chair compensation and non-employee director equity award programs. In connection with these reviews, PM&P provided the Committee comparative market assessments of executive and non-employee director compensation levels, including information relative to compensation trends and prevailing practices.

Throughout 2011, PM&P participated in Committee deliberations regarding compensation. The Chairman of the Committee also frequently conferred with PM&P in relation to the Committee’s activities, including the review of amendments to the Company’s compensation plans and benefit programs and the related award goals and targets.

In addition to providing the Committee information regarding compensation trends in the general marketplace, compensation practices of other companies in the drilling and oilfield services industries and regulatory compliance developments, PM&P also confirmed certain data that our Human Resources Department submitted to the Committee regarding incentive compensation calculations for awards payable under the ECIP and LTIP.

Role of Management

The Committee also received data regarding compensation trends, issues and recommendations from management, including Michael K. Wiley, our Vice President – Human Resources, who attends all Committee meeting general sessions. In determining compensation for our executive officers other than the CEO, our CEO reviews market compensation information and individual performance factors and recommends compensation adjustments to the Committee.

Benchmarking

We compete with oilfield service companies as well as other industries and professions for executive-level talent. To provide guidance to the Committee, comparative salary data are obtained from several sources, including PM&P, industry-specific surveys and compensation peer company proxy statements. In order to better reflect our increased size following the Acquisition, as well as to account for industry consolidation, PM&P recommended several changes to our compensation peer group for 2011:

•	Removed: BJ Services, Pride and Tidewater

•	Added: Baker Hughes, FMC Technologies, Helmerich & Payne, Nabors Industries and National Oilwell Varco

Our compensation peer group, which was approved by the Committee for 2011 in consultation with PM&P, was composed of 13 drilling companies and oilfield services companies of a similar overall size and historical financial performance.

As shown, Ensco ranked within the middle range (i.e., between the 25th and 75th percentiles of the compensation peer group) in terms of revenues (based upon our pro-forma post-Acquisition estimate for the combination of Ensco and Pride) and market cap, which are two key measures of financial size.

In order to provide the Committee the most meaningful market reference point, survey data were adjusted using regression analysis to provide the Committee market reference points that were “size adjusted” to reflect Ensco’s projected revenue for 2011.

The Committee, in consultation with its independent compensation consultant, reviews the compensation peer group annually to ensure that it provides an appropriate reference point in terms of the business focus and financial size of the companies in the group. The Committee will conduct a similar review in 2012 in light of any further consolidation within the compensation peer group as well as changes in the scope of our business.

Chief Executive Officer Compensation

Our independent directors believe the principal components of compensation for our CEO should be subject to their consultation and concurrence. As provided in the Committee charter, the CEO’s base salary, cash bonus, long-term incentive equity and performance unit awards are reviewed and approved following consultation with and concurrence by all of our independent directors.

The base salary for our CEO is reviewed annually, consistent with our salary administration policy for all executive officers as discussed above. The Committee considers adjustments to base salary based upon a subjective evaluation of our CEO’s contributions to our progress in achieving certain business objectives and by reference to the median salary paid to Chief Executive Officers of our compensation peer group companies.

In evaluating 2011 CEO performance and administering Mr. Rabun’s overall compensation, our Committee, in consultation with our independent directors, considered several performance related factors, including: (1) Mr. Rabun’s leadership in the Acquisition and the integration of the combined company thereafter, (2) his success in managing our general business, (3) the Company’s achievement of outstanding safety and financial performance under his stewardship, (4) his role in the prudent and conservative management of our balance sheet and (5) his able management of our assets and human resources with a strategic focus.

Clawbacks

If the relevant performance measures utilized for a prior award or payment to a NEO are restated or otherwise adjusted in a manner that would reduce the size of a prior award or payment, the Committee could adjust or recover such award or payment or otherwise reduce compensation in accordance with the terms of the underlying plans and applicable laws, rules and regulations, including application of the provisions of the Sarbanes-Oxley Act of 2002 in the event of a restatement of our earnings. Moreover, the Committee amended the LTIP during 2009 so as to include a provision addressing clawback from an LTIP participant of proceeds from certain prior restricted share grants and share option exercises if such participant violates our Code of Business Conduct Policy.

Compensation Risk

The Committee carefully considers the relationship between our overall compensation policies, programs and practices for executive officers and other employees and risk. The Committee continually monitors the Company’s general compensation practices, specifically the design, administration and assessment of our incentive plans, to identify any components, measurement factors or potential outcomes that might create an incentive for excessive risk-taking detrimental to the Company. The Committee has determined that the Company’s compensation plans and policies do not encourage excessive risk taking.

Particular consideration was accorded to potential unintended consequences associated with establishment of ECIP and performance unit award goals and related measurement criteria. In formulating such goals and performance criteria, the Committee focused on matters such as safety performance, financial performance, relative TSR, absolute and relative ROCE and STGs. The Committee determined that such goals and performance criteria did not encourage participation in high risk activities that are reasonably likely to have a material adverse effect on the Company.

Hedging Policy

The Company has a Securities Trading Policy and Procedure that specifically prohibits NEOs and other employees from engaging in short-sales of the Company’s shares or buying or selling any derivative securities of the Company in the form of call or put options or otherwise. Through its annual Director & Officer Questionnaire process, the Committee requires disclosure of any margin or other borrowing against Company securities.

Tax Deductibility of Compensation

Section 162(m) of the Code generally disallows a U.S. federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to its principal executive officer or any of its three other most highly-compensated officers (other than the principal executive officer and principal financial officer), unless such compensation meets certain specific requirements. The Committee considers the implications of Section 162(m) and generally prefers to grant awards that will be deductible without limitation where doing so will further the purposes of our executive compensation philosophy. The Executive Compensation Subcommittee (the “Subcommittee”), which consists solely of two or more “outside directors” as defined by Section 162(m), has authority to approve awards relative to our most highly-compensated officers. The Subcommittee will, however, take into consideration the various other factors, together with Section 162(m) considerations, in making executive compensation decisions.

COMPONENTS OF 2011 COMPENSATION

Base Salary

Our Committee generally designates the 50th percentile of our compensation peer group companies as a target for base salary because it believes our executive officers should receive a base salary that approximates the base salaries of their counterparts in the compensation peer group and other drilling and oilfield service companies.

The Committee determined that, except as respects increases in responsibilities, executive officer base salaries would be unchanged during 2009 and 2010. In July 2011, following a review by PM&P, the Committee approved the following increases to NEO salaries to reflect our increased size and to reflect changes in the competitive market:

Name	Base Salaries
	2009	2010	2011	Percent Change 2009 – 2010	Percent Change 2010 – 2011
Rabun	$878,600	$878,600	$950,000	-%	8.1%
Swent	$415,800	$415,800	$450,000	-%	8.2%
Chadwick	$550,600	$550,600	$600,000	-%	9.0%
Lowe	$415,800	$415,800	$450,000	-%	8.2%
Burns	$415,800	$415,800	$450,000	-%	8.2%

These changes resulted in salaries for our NEOs that averaged just below the competitive compensation market median as presented by PM&P.

Cash Bonus

Our Committee believes that a significant portion of executive officer bonus compensation should be tied to the performance of the executives as a group as measured by pre-established annual financial and non-financial goals, including safety performance, strategic team goals and individual goals.

Consequently, annual cash bonus opportunities for our executive officers and other key personnel are provided through the ECIP, a primary objective of which is to create a strong link between annual cash bonus awards and achievement of specific goals and objectives. The ECIP was approved by our shareholders effective 1 January 2005 and was re-approved by shareholders, including the material terms and the performance goals therein for purposes of Section 162(m) of the Code, at the 2011 annual general meeting.

Impact of Individual Performance and Exercise of Discretion

The ECIP provides that failure to achieve some or all of the pre-established individual goals for executive officers could result in a reduction in the formula-derived award by up to 25% in the event achievement of the individual goals significantly fails to meet the targeted goals. Conversely, achievement of individual goals that significantly exceeds targeted performance could result in a discretionary increase of the formula-derived awards by up to 25%. The Committee’s general intention and practice is to utilize sparingly individual goal performance to increase or decrease the formula-derived bonus amounts so that the overall impact of the individual goals does not significantly vary the total amount of bonus paid in any fiscal year. In recognition of their contributions toward the achievement of the Company’s strategic objectives, the Committee increased the formula-derived awards of the NEOs and certain other key employees by 10% for the 2011 plan year.

The Committee also has authority to make discretionary awards to provide a means of redressing unanticipated inequities or to reward exemplary performance. However, this discretion only has been used in limited circumstances.

Annual formula-derived bonuses for 2011 performance paid out at 121.8% of target. We exceeded our 2011 annual goals for safety and STG and achieved slightly less than target on our goals for EPS and RONAEBIT, resulting in a formula-derived award calculation of 110.7% of target. In recognition of:

•	the successful acquisition and integration of Pride;

•	the achievement of significant synergies;

•	the delivery of our newbuild rigs on time and on budget;

•	the strong safety and environmental performance; and

•	operational efficiencies,

the Committee increased the awards for the NEOs and certain other key employees by 10% for a total payout of 121.8% of target.

2011 Awards

The ECIP uses a range of performance around our targeted goals in order to determine annual payments. For 2011, our Committee approved a range of performance by approving a threshold, target and maximum level of performance on each of the performance measures in the plan. If the threshold for the year is not met, no bonus will be paid for that component. Payments are prorated for performance between threshold and target and between target and maximum for each component, with a maximum opportunity established at 200% of target (as shown in the diagram below).

Following PM&P’s competitive review, in July 2011 the Committee approved increases to target incentive opportunities for all of our NEOs except the CEO. The executive officer target bonuses shown below were intended to approximate the 50th percentile of target bonus opportunities provided to executive officers of our compensation peer group companies. Threshold, target and maximum incentive opportunities below are also included as dollar amounts in the footnotes to the Summary Compensation Table (prorated to reflect the timing of salary and bonus opportunity changes made during the year).

Name	Pre—Merger 2011 Incentive Award Opportunity (As a % of Salary)			Post—Merger 2011 Incentive Award Opportunity (As a % of Salary)
	Threshold (0.5x target)	Target	Maximum (2x target)	Threshold (0.5x target)	Target	Maximum (2x target)
Rabun	50%	100%	200%	50%	100%	200%
Swent	30%	60%	120%	32.5%	65%	130%
Chadwick	37.5%	75%	150%	40%	80%	160%
Lowe	30%	60%	120%	32.5%	65%	130%
Burns	30%	60%	120%	32.5%	65%	130%

Our Committee administered the ECIP bonus awards for 2011 through application of pre-established performance measures. In relation to executive officer compensation, the bonus administration was formula-derived, based upon achievement of pre-established targets in terms of:

•	EPS

•

RONAEBIT—calculated as operating income divided by net assets employed. Net assets employed represents average total assets less cash and cash equivalents, short-term investments and non-interest bearing liabilities except for accrued interest and ECIP obligation

•	Safety, as measured by Total Recordable Incident Rate (“TRIR”)

•	STGs

A formulaic review of our 2011 performance relative to pre-established goals resulted in a determination by the Committee that the overall formula-derived bonus calculation amounted to 110.7% of target prior to a 10% discretionary adjustment (as discussed above), resulting in a total payout of 121.8% of target as shown below.

Actual 2011 Performance Against Goals

Performance Measure	2011 Performance Goals			Actual Performance*	è	Resulting % of Target Earned	x	Weighting	=	Weighted % of Target Earned
	Threshold	Target	Maximum
EPS	$2.63	$3.76	$4.89	$3.36		82.3%		30%		24.7%
RONAEBIT	5.7%	8.2%	10.7%	7.9%		93.9%		30%		28.2%
TRIR	0.83	0.70	0.56	0.66		128.6%		10%		12.8%
STGs	70%	95%	100%	97.5%		150.0%		30%		45.0%
TOTAL								100%		110.7%

*	Financial measures exclude one-time costs related to the Acquisition.

Calculation of Individual Awards

Name	2011 Eligible Salary	x	Individual Target (% of Salary)	=	Target Opportunity ($)		Weighted % of Target Earned	=	Formula- Derived ECIP Award	+	Discretionary Adjustment	=	Actual ECIP Award
						x
Rabun	$920,472		100%		920,472		110.7%		$1,018,963		10%		$1,120,859
Swent	$435,886		63%		274,723		110.7%		$304,119		10%		$334,531
Chadwick	$579,565		78%		452,263		110.7%		$500,655		10%		$550,721
Lowe	$435,886		63%		274,723		110.7%		$304,119		10%		$334,531
Burns	$435,886		63%		274,723		110.7%		$304,119		10%		$334,531

The 2011 ECIP bonus payouts to our NEOs generally ranged between the 50th and 75th percentile of our compensation peer group companies, based on data presented to the Committee during 2011. The amounts awarded to our NEOs under the ECIP for 2009, 2010 and 2011 are disclosed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

2012 Awards

For the 2012 plan year, the Committee again approved three performance bands: a threshold, target and maximum, with a slight change to the measurement weightings when compared to 2011. Consistent with 2011, the ECIP performance measures for the 2012 plan year consist of EPS, RONAEBIT, TRIR and STG:

•	Financial goals (65%): EPS and RONAEBIT goals for 2012 were established as a percentage of budget, with the target set at 95% of budget, threshold at 80% of budget and maximum at 110% of budget.

•

Safety (10%): the TRIR threshold for 2012 was set equal to the prior year’s industry standard safety average as reported by the International Association of Drilling Contractors. The target and maximum were established as internally developed improvements of reported industry averages.

•

STGs (25%): STGs for executive officers are established by our Committee within the first 90 days of each year. The 2012 STGs, as approved by the Committee in March 2012, address the following seven objectives with a weighting assigned to each item as indicated: Operational Excellence (including safety and environmental performance) (20%), Acquisition (20%), Leadership and Strategic Issues (15%), Redomestication (10%), Human Resources (15%), Systems (15%) and Corporate Compliance Initiatives (5%).

Our executive officers have the same annual incentive target award opportunities for 2012 (as a percent of salary) as those approved in July 2011.

Long-Term Incentives

A longstanding objective of our Committee has been to motivate, reward and retain our executive officers by means of equity compensation through our LTIP. The value of equity awards over time bears a direct relationship to the market price of our shares, which the Committee believes will promote alignment with shareholders, instill a sense of ownership and shareholder perspective that will manifest itself in positive and sustainable long-term performance and provide a strong retentive element to our compensation program.

Long-Term Incentive Approach

In order to accomplish these goals, our approach to long-term incentive compensation includes a combination of time-vested and performance-based equity awards, as shown in the table below:

Device	Description	Percent of Target Annual Grant-Date Fair Value
		2011 Awards	2012 Awards
Time-vested restricted shares	• Time-vested awards vesting at the rate of 33.3% per year over three years	1/3(33%)	1/2(50.0%)
Time-vested share options	• Consistent with our general practices (including among our compensation peer group companies) our restricted shares awards have dividend and voting rights on the same basis as all other outstanding shares	1/6(16.7%)	—
Performance units

•      Performance-based award earned at the end of a three year period subject to Company performance in terms of TSR relative to performance peers and ROCE relative to performance peers and an objective internal target (as described in greater detail later in this section)

•      Units earned may be settled in shares or cash

		1/2(50%)	1/2(50.0%)
Share ownership guidelines

•      Intended to further encourage accumulation of share ownership

•      NEOs are required to own shares having a fair market value of at least:

•      Three times base salary, for the President and Chief Executive Officer

•      Two times base salary, for the Executive Vice President and Chief Operating Officer

•      Equivalent to base salary for other NEOs

•      The guidelines are included in our Corporate Governance Policy

As shown above, for 2012 the time-vested portion of our long-term incentive awards was provided entirely in the form of restricted shares. This decision was made based upon a review of realized value by award recipients, which indicated that the realized value of time-vested share options historically has been less than the expense recognized by the Company for those awards. The Committee determined that the mix shown above for 2012 would satisfy the goals of our long-term incentive program (i.e., attract and retain high-level talent, pay for performance and align our executives with our shareholders) in the most effective and efficient way possible.

Our long-term incentive compensation program is designed to accord our executive officers aggregate long-term incentive award opportunities (i.e., assuming target performance) in amounts that approximate the median value of long-term incentives awarded to executive officers of our compensation peer group companies. However, target opportunities also are based on an evaluation of individual performance. Consequently, in determining the target award amounts, the Committee considers market data, individual contributions, potential to impact long-term shareholder value and the need to provide a strong retentive component in executive officer compensation.

The program continually is reviewed to ensure that it is compliant and tax efficient with the overall objective of providing an optimum link between executive compensation and the creation of shareholder value.

Timing of Annual Awards

For 2011, our Committee adopted a single grant date for normal annual long-term incentive awards, following consultation with PM&P. Our Committee also has adopted a practice of granting special equity awards to newly-hired or promoted officers and key employees, and may grant special equity awards to ensure the retention of officers and key employees and to further support our succession planning efforts. During 2011:

•

annual performance-based and time-vested long-term incentive awards were granted on 1 March 2011 in the form of performance units, restricted shares and share options consistent with the terms described above;

•	82 key employees, including our NEOs, received a special equity award in connection with the Acquisition, as further described in this section; and

•

the Committee also approved additional grants of performance units, restricted shares and share options to Messrs. Rabun and Chadwick. These additional awards were intended, in combination with the grants made in March 2011, to bring the normal 2011 annual long-term incentive grants for Messrs. Rabun and Chadwick (i.e., excluding the special grants made in conjunction with the Acquisition) to the compensation market median for their positions, based upon the 2011 competitive review conducted by PM&P.

Performance Unit Award Design

The Committee believes utilization of time-vested equity awards provides compensation opportunities that are aligned with our shareholders, encourages accumulation of equity ownership and enhances retention. Furthermore, the Committee also believes that the use of an explicitly performance-based long-term incentive award (as part of our long-term incentive mix) provides an important additional incentive for executives. The Committee believes that doing so drives growth in shareholder value that exceeds our performance peer group and drives performance against specific longer-term financial goals.

Performance unit awards under the LTIP may be earned based upon Company performance over a three-year cycle using pre-determined absolute and relative measures, as shown in the diagram below:

*	2009 was the first year in which we granted long-term performance units. Therefore, in 2009 we provided three grants:
•	2007 – 2009 performance period target values were set at 1/3 of the size of a normal grant because 2/3 of the years in the performance period were already complete as of the date of grant.
•

2008 – 2010 performance period target values were set at 2/3 of the size of a normal grant because 1/3 of the years in the performance period was already complete as of the date of grant; however, the grants for Messrs. Lowe and Burns were set at 1/3 of the size of a normal grant as each individual also received a special time-vested equity grant in 2009.

•	2009 – 2011 and subsequent performance period target values were set at 100% of the size of a normal grant.

2011 Awards

The Committee granted performance unit awards to our executive officers based upon long-term absolute and relative performance criteria during 2011 for the performance period beginning 1 January 2011 and ending 31 December 2013, as described in the table below:

2011 Performance Award Matrix
Performance Measure	Weight		Threshold	Target	Maximum
Relative TSR	50%	Rank Award Multiplier	8 of 10 0.30	See below	1 of 10 2.33
Relative ROCE	25%	Rank Award Multiplier	8 of 10 0.30	See below	1 of 10 2.33
Absolute ROCE	25%	Percentage Achieved Award Multiplier	8% 0.00	12% 1.00	≥18% 2.33

For the purpose of the 2011 performance unit grants, the performance peer group against which we measure our performance is composed of the following drilling companies listed below:

LTIP Performance Peers (9)

Atwood Oceanics, Inc.

Diamond Offshore Drilling Inc.

Helmerich & Payne, Inc.

Hercules Offshore, Inc.

Nabors Industries Ltd.

Noble Corporation

Parker Drilling Company

Rowan Companies Inc.

Transocean Ltd

Our performance peer group is made up of drilling companies who have global operations and are engaged in offshore drilling. We have selected these companies as performance peers due to similarity of business focus, capital structure and competitive conditions as well as the fact they are potential competitors within our industry.

The performance peer group includes several companies from our compensation peer group along with three drilling companies not included in our compensation peer group (Atwood Oceanics, Hercules Offshore and Parker Drilling). These three additional companies are included as performance peers but not compensation peers due to the significantly smaller size and scope in comparison to the Company and the other compensation peer group companies.

To account for the possibility of consolidation or other changes to the performance peer group over the performance period, actual performance will be measured against the companies that remain in the performance peer group at the end of the period. The schedule below provides a summary of how payout varies with performance depending upon the size of the performance peer group:

Relative Performance Measure Payout

Ensco Rank Against Peers	2011 – 2013 Award Multiplier (9 peers)	Multiplier (8 peers)	Multiplier (7 peers)
1	2.33	2.33	2.33
2	2.00	2.00	1.95
3	1.70	1.66	1.55
4	1.40	1.33	1.15
5	1.10	1.00	0.85
6	0.90	0.70	0.425
7	0.60	0.35	—
8	0.30	—	—
9	—	—
10	—

Target award opportunities for performance units granted under the LTIP during 2011 for the performance period beginning 1 January 2011 and ending 31 December 2013 to our NEOs were as follows:

2011 – 2013 Performance—Target Award Opportunities
Name	Relative TSR (50%)	Relative ROCE (25%)	Absolute ROCE (25%)	Total (100%)
Rabun	$1,125,000	$562,500	$562,500	$2,250,000
Swent	$305,000	$152,500	$152,500	$610,000
Chadwick	$600,000	$300,000	$300,000	$1,200,000
Lowe	$305,000	$152,500	$152,500	$610,000
Burns	$305,000	$152,500	$152,500	$610,000

The Committee selected relative TSR and relative and absolute ROCE as the measures for the performance unit awards due, in part, to their prevalence in performance-based plans within our industry. Both measures also serve to align performance with shareholder interests and, as respects ROCE, constitute a meaningful measure of efficiency in a capital intensive industry.

For more detailed information, refer to the Grants of Plan-Based Awards Table and related footnotes. All 2011 restricted share, share option and performance unit awards granted under the LTIP to our NEOs are reported in the Grants of Plan-Based Awards Table.

Payout of 2009 – 2011 Performance Awards

Awards for the 2009 – 2011 performance period were subject to a similar performance matrix to that utilized for our 2011 grants (for the 2011 – 2013 performance period) and were paid out in March 2012. The tables below summarize the calculation of final payout for those awards:

Performance Measure	Actual Performance	Corresponding Multiplier	x	Weight	=	Weighted Average Multiplier
Relative TSR	5 out of 10	1.1		50%		.550
Relative ROCE	5 out of 10	1.1		25%		.275
Absolute ROCE	10.8%	0.7		25%		.175
TOTAL						1.000

Name	Target Value 2009-2011 Performance Cycle	x	Weighted Average Multiplier	=	Total Award
Rabun	$1,674,000		1.00		$1,674,000
Swent	$610,000		1.00		$610,000
Chadwick	$1,135,500		1.00		$1,135,500
Lowe	$610,000		1.00		$610,000
Burns	$610,000		1.00		$610,000

2011 Special Equity Awards

Upon the announcement of our agreement to acquire Pride in February 2011, the Committee determined that a grant of certain special equity awards of time-vested restricted shares to 82 key employees, including our NEOs, would be appropriate in recognition of:

•	The significant increase in size and scope of our business that would occur following the Acquisition;

•	The critical role key members of management played in making the Acquisition possible; and

•	The critical role key members of management would play in the successful integration and leadership of the combined organization.

Accordingly, each NEO received a special equity award in an amount equal to his 2011 annual long-term incentive award target as shown in the following table:

Name	Equity Target	Shares Granted
Rabun	$3,348,000	64,225
Swent	$1,220,000	23,404
Chadwick	$2,271,000	43,565
Lowe	$1,220,000	23,404
Burns	$1,220,000	23,404

2012 Annual Awards

Annual awards for the 2012 plan year were approved for each of our NEOs in March 2012. The threshold, target and maximum possible payouts of the performance unit awards are disclosed in the footnotes following the Summary Compensation Table:

Name	Restricted Shares (1/2)	Performance Unit Target Value (1/2)	Total
Rabun	$2,250,000	$2,250,000	$4,500,000
Swent	$610,000	$610,000	$1,220,000
Chadwick	$1,200,000	$1,200,000	$2,400,000
Lowe	$610,000	$610,000	$1,220,000
Burns	$610,000	$610,000	$1,220,000

OTHER EXECUTIVE COMPENSATION MATTERS

Benefits

We offer health and welfare and retirement savings programs to all eligible employees. Our executive officers and management generally are eligible for the same benefit programs and on the same basis as our other employees. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. The health and welfare programs we offer include medical, wellness, pharmaceutical, dental, vision, life insurance and accidental death and disability insurance. Beginning in January 2009, we offered the U.S.-taxpaying employee participants in our health and welfare program the option of participating in a flexible spending account, thus permitting deferral of pre-tax dollars for use in paying qualified medical and childcare expenses.

Executive officers may participate on the same basis as other employees in the employer matching and profit sharing provisions of our defined contribution savings plans on a tax-deferred basis. For 2011, the maximum total matching contribution available to executive officers and other employees who participated in the Ensco Savings Plan (a qualified 401(k) plan) and 2005 SERP was 5% of eligible salary.

Discretionary profit sharing contributions, which are directly aligned with our financial performance and profitability, amounted to 10% of eligible wages for executive officers and other employees in respect of 2011. The profit sharing awards are determined annually by our Board, following due consideration of the recommendation of our Committee. The annual profit sharing distributions generally are limited to the lesser of 4% of annual net income or 10% of eligible employee wages. The matching contributions and profit sharing awards to our NEOs are reported in the “All Other Compensation” column of the Summary Compensation Table.

The 2005 SERP was created to provide an additional tax-deferred savings vehicle for certain highly-compensated employees, including our NEOs, whose participation in the profit sharing and 401(k) savings plan features of the Ensco Savings Plan is restricted due to funding and contribution limitations of the Internal Revenue Code. Executive officers who participate in the 2005 SERP may elect to defer a portion of their base salary and/or annual cash bonus payments up to a percentage specified annually by our Committee and ratified by our Board. For 2011, the maximum salary deferral was 50%, inclusive of the 5% 401(k) contribution, and 100% of annual ECIP bonus payments. For 2012, maximum deferrals were maintained at the same levels.

Executive officers who elect to defer compensation in the 2005 SERP must do so annually and may direct the investment of the amount deferred and retained by us. The 2005 SERP is administered by a third party, and deferred compensation may be invested in authorized funds similar to the investment options available under the Ensco Savings Plan. Investments also may be made in funds or publicly-traded securities on a self-directed basis. Additional information regarding deferred compensation of our NEOs is reported in the Nonqualified Deferred Compensation Table.

Employment Contracts and Potential Post-Termination Payments

The Company has contracts in place with two of our NEOs that provide for certain benefits upon termination. Neither of these contracts provides for any gross-up payments to cover taxes incurred as a result of such termination-related benefits.

In connection with succession planning activities involving the initial employment of Mr. Rabun and the promotion of Mr. Chadwick to his current position during 2006, the Committee and Board authorized contracts with Messrs. Rabun and Chadwick as described below and under the heading “Potential Payments Upon Termination or Change in Control.” In December 2009, our former Delaware parent corporation entered into an amendment and restatement of the letter agreement with Mr. Chadwick and an amendment to the employment offer letter agreement with Mr. Rabun, principally to address certain requirements of Section 409(a) of the Internal Revenue Code. The severance entitlements included in the original 2006 employment agreements did not change in the December 2009 amendment and restatement.

On 6 February 2006, we entered into an employment offer letter agreement with Mr. Rabun in connection with his election as our President and appointment as a member of our Board, as amended on 22 December 2009. Under the agreement, Mr. Rabun’s initial annual base salary was set at $750,000, subject to annual review and adjustment. The agreement provided that he was eligible to receive an annual ECIP cash bonus for 2006 based upon performance against pre-established goals. Additionally, Mr. Rabun was granted 75,000 restricted shares and 100,000 share options with an exercise price of $47.12 per share, equal to the market value of our shares on 20 March 2006, the date Mr. Rabun’s employment commenced (“Initial Grants”). The Initial Grants (to the extent not vested or exercised) are reported in the Outstanding Equity Awards at Fiscal Year-End Table. Pursuant to the agreement, Mr. Rabun was not eligible for an annual equity award under the LTIP during 2006.

In order to offset loss of certain retirement entitlements attendant to his former position, we made a cash contribution of $1,100,000 to Mr. Rabun’s SERP account as a discretionary employer contribution upon commencement of his employment pursuant to the agreement. This contribution was fully vested on the date of contribution. The agreement also provided that Mr. Rabun receive other benefits generally available to our executive officers and credited him with six years of prior service for purposes of determining normal retirement age under the terms of the LTIP.

Under the agreement, Mr. Rabun will be entitled to a severance payment of two times his most recent base salary and target bonus as well as immediate vesting of 20% of the Initial Grants if he is involuntarily terminated other than by reason of gross negligence, malfeasance, breach of fiduciary duty or similar cause (“for cause”) or he voluntarily terminates his employment for “good reason.” Separately, in the event of an actual or constructive termination other than “for cause” within two years following a change in control, Mr. Rabun will be entitled to three times his most recent base salary and target bonus, as well as full vesting of all outstanding equity awards.

The severance protections described above will apply for the initial four years of Mr. Rabun’s employment and will renew annually thereafter unless terminated in writing by us with at least one-year prior notice.

Retirement and Other Benefits

All full-time U.S. taxpayer employees are eligible to participate in the Ensco Savings Plan, and beginning in January 2009, certain of our non-U.S. employees are eligible to participate in the Ensco Multinational Savings Plan. Executive officers and other key personnel are entitled to participate in the 2005 SERP. We do not have a defined benefit pension plan for our executive officers or our employees in the United States.

Perquisites and Other Personal Benefits

In conformity with our Committee’s conservative philosophy, and except as respects the redomestication benefits described below, our executive officers receive only limited perquisites involving items such as wholly or partially-paid club memberships and, on the same basis as other employees in our corporate headquarters, subsidized office parking. Our executive officers are eligible to receive company-paid or company-subsidized life insurance, medical and disability coverage on the same basis as our other employees.

Overseas Allowances and Reimbursements

We redomesticated from the U.S. to the U.K. in 2009. As part of the redomestication, the Committee and PM&P developed allowances and reimbursements for our executive officers who were asked to relocate to our principal executive offices in London. As described in further detail below, the Committee believes that these allowances:

•	have been instrumental in ensuring the continuity of our management team through the redomestication;

•	are competitively appropriate and consistent with the philosophy and objectives of our compensation program; and

•	have an incremental cost that is significantly outweighed by the economic and non-economic benefits of the redomestication to our shareholders.

Components: these allowances and reimbursements currently consist of:

•	foreign service premium equal to approximately 15% of the executive’s base salary;

•	cost of living allowance equal to a percentage of the executive’s base salary, ranging from approximately 15% for the CEO to approximately 16% for vice presidents and senior managers;

•	lump sum relocation allowance and standard outbound services, including “house hunting” trips, tax preparation services, home sales assistance, shipment of personal effects and other relocation costs;

•	monthly housing allowance;

•	monthly transportation allowance;

•	annual home leave allowance including air fare for the employee, spouse and eligible dependents;

•	eligible dependents’ schooling assistance; and

•

reimbursement designed to equalize the income tax paid by the employee so that his or her total income tax costs will be no more or less than an amount that would have been incurred had the employee not accepted the expatriate assignment and, instead, remained in the home country in the same position.

Consistency with our compensation program philosophy & objectives: the Committee believes that the overseas allowances and reimbursements are consistent with the philosophy and objectives of our executive compensation program because:

•

They are “make-whole” payments, putting the executive officer in approximately the same financial position in which he or she would have been had he or she not been asked to relocate to London. They are eliminated in the event the executive is reassigned to his or her home country.

•

They promote stability among our members of our executive management team, some of whom may otherwise decide to retire or take positions with other companies based in the U.S. if they were put at a financial disadvantage caused by relocating to London.

•	They are customary for expatriate assignments in our industry and approximate the allowances and reimbursements received by industry peer executives.

•	They are internally consistent with the overseas allowances and reimbursements paid to our other salaried employees who relocate overseas at our request.

•

They maintain the alignment of the executive officers’ interests with those of our shareholders as to our domicile, making the executive officer indifferent from a compensation perspective to the financial and personal aspects of the location of our corporate headquarters.

Benefits of redomestication to our shareholders: The redomestication, which was designed to achieve various benefits to the Company and our shareholders, has been successful primarily due to the willingness of our executive officers to relocate to London. Specifically, by redomesticating to the U.K., Ensco has realized the following benefits:

•

Increased proximity to our Eastern Hemisphere operations and to shipyards in Singapore and South Korea, where our newbuild drillships, semisubmersibles and jackup rigs are being constructed. A more preferable time-zone overlap and reduced travel time has allowed us to better support, and improve executive oversight of, these operations.

•	Improved access to key customers in the U.K. and Europe without losing access to key customers elsewhere, as most of them routinely travel to London for financial, insurance and other matters.

•	Improved access to institutional investors in the U.K. and other European Union countries, increasing the frequency of our meetings with those parties in an effort to expand our investor base.

•

Enhanced perception (with customers and the investment community) of Ensco as an international deepwater driller. For instance, according to the EnergyPoint annual customer satisfaction survey in March 2012, we earned the #1 position in total satisfaction among offshore drilling contractors and top honours in 12 of 16 additional categories, including international and deepwater.

•

Lower corporate tax rate and more beneficial tax treatment of repatriated earnings than we had in the U.S. As a result of the redomestication and a corporate reorganization completed subsequent to the redomestication, we have achieved a global effective tax rate that is comparable to that of our global competitors and lower than it would have been had the redomestication not occurred. The reduction in taxes resulting from the redomestication has been considerably greater than the cost of overseas allowances and reimbursements for our executive officers who relocated to London, as well as all other incremental costs associated with establishing and maintaining our office in London.

•

Increased attractiveness of Acquisition to Pride stockholders. As a U.S. corporation, Pride would have continued being subject to a U.S. corporate tax rate of 35% on all repatriated foreign earnings without redomesticating. The opportunity to benefit from the advantages of Ensco’s redomestication was one of the reasons that the board of directors of Pride found the Acquisition to be in the interest of Pride’s stockholders.

For the reasons listed above, the Committee believes that the cost-benefit analysis for providing overseas allowances to relocated NEOs is clear. However, the overseas allowances and reimbursements remain subject to continued periodic review by the Committee to ensure that they are appropriate on an individual basis and as a whole and that they remain consistent with the philosophy and objectives of our executive compensation program.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation earned by each of our current NEOs for the fiscal years ended 31 December 2011, 2010 and 2009 and by a former executive officer for the fiscal year ended 31 December 2011:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Share Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)(5)(6)	All Other Compensation ($)(7)	Total ($)
Daniel W. Rabun	2011	$920,261	$5,713,806	$723,359	$1,120,859	$1,341,423	$9,819,708
Chairman, President and Chief Executive Officer	2010	$878,625	$2,467,728	$558,014	$1,196,007	$1,403,809	$6,504,183
	2009	$878,625	$5,153,199	$558,008	$1,165,446	$154,655	$7,909,933

James W. Swent III	2011	$435,785	$1,863,175	$203,334	$334,531	$1,042,385	$3,879,210
Senior Vice President and Chief Financial Officer	2010	$415,883	$899,257	$203,341	$339,667	$1,252,286	$3,110,434
	2009	$415,883	$2,133,022	$203,361	$330,987	$75,896	$3,159,149

William S. Chadwick, Jr.	2011	$579,419	$3,535,545	$397,033	$550,721	$395,818	$5,458,536
Executive Vice President and Chief Operating Officer	2010	$550,605	$1,673,955	$378,507	$488,804	$185,721	$3,277,592
	2009	$550,605	$3,495,417	$378,495	$547,757	$97,125	$5,069,399

P. Carey Lowe	2011	$435,785	$1,863,175	$203,334	$334,531	$848,017	$3,684,842
Senior Vice President—Eastern Hemisphere	2010	$415,883	$899,257	$203,342	$295,362	$993,194	$2,807,038
	2009	$366,721	$2,803,740	$203,361	$330,987	$63,304	$3,768,113

J. Mark Burns	2011	$435,785	$1,863,175	$203,334	$334,531	$554,265	$3,391,090
Senior Vice President—Western Hemisphere	2010	$415,883	$899,257	$203,342	$295,362	$980,068	$4,259,477
	2009	$366,721	$2,378,340	$203,361	$330,987	$67,412	$3,346,821

Cary A. Moomjian	2011	$340,000	$4,361,415	$299,941	$207,009	$907,280	$6,115,645
Former Vice President, General Counsel and Secretary

(1)	The amounts disclosed in this column include amounts voluntarily deferred under the Ensco Savings Plan and the 2005 Ensco Supplemental Executive Retirement Plan (referred to collectively along with the Ensco Supplemental Retirement Plan as the “SERP” in the Executive Compensation tables and related footnotes) as disclosed in the Nonqualified Deferred Compensation Table.
(2)	The amounts disclosed in this column represent the aggregate grant-date fair value of restricted share awards and performance unit awards as follows:

	Year	Restricted Share Awards	Performance Unit Awards	Total
Daniel W. Rabun	2011	$4,794,811	$918,995	$5,713,806
	2010	$1,115,973	$1,351,755	$2,467,728
	2009	$1,116,069	$4,037,130	$5,153,199
James W. Swent III	2011	$1,626,800	$236,375	$1,863,175
	2010	$406,682	$492,575	$899,257
	2009	$661,905	$1,471,117	$2,133,022
William S. Chadwick, Jr.	2011	$3,065,269	$470,276	$3,535,545
	2010	$757,039	$916,916	$1,673,955
	2009	$756,970	$2,738,447	$3,495,417

	Year	Restricted Share Awards	Performance Unit Awards	Total
P. Carey Lowe	2011	$1,626,800	$236,375	$1,863,175
	2010	$406,682	$492,575	$899,257
	2009	$1,682,865	$1,120,875	$2,803,740
J. Mark Burns	2011	$1,626,800	$236,375	$1,863,175
	2010	$406,682	$492,575	$899,257
	2009	$1,257,465	$1,120,875	$2,378,340
Cary A. Moomjian *	2011	$2,911,565	$1,449,850	$4,361,415
*	In connection with a separation agreement executed in 2011 between the Company and Mr. Moomjian, all restricted share awards held by Mr. Moomjian were modified to accelerate full vesting on the separation date and all performance unit awards held by Mr. Moomjian were modified on the separation date to accelerate vesting on the separation date and to pay out at the target amount on each respective future payout date originally established at the grant-date, as if he remained employed by the Company. The fair values of the modified awards on the separation date, as well as the grant-date fair values of restricted share awards and performance unit awards granted during 2011, were included above in the Summary Compensation Table. The aforementioned fair value amounts attributable to the modification of Mr. Moomjian’s awards were as follows:

	Restricted Share Awards	Performance Unit Awards	Total
Cary A. Moomjian	$1,876,130	$1,284,000	$3,160,130

Grant-date fair value for restricted share and performance unit awards is measured using the market value of our shares on the date of grant and the estimated probable payout on the date of grant, respectively, as described in Note 10 to our 31 December 2011 audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on 24 February 2012. If the maximum level of payout is achieved under the 2011 performance unit award grants, the aggregate fair value of the related performance unit awards would be: Mr. Rabun $5,056,100, Mr. Swent $1,421,300, Mr. Chadwick $2,775,126, Mr. Lowe $1,421,300 and Mr. Burns $1,421,300. Performance unit awards may be settled in shares of the Company, cash or combination thereof at the Company’s discretion.

Performance unit awards were granted under the LTIP during 2009 for the performance period beginning 1 January 2009 and ending 31 December 2011. The performance measures and actual results were as follows:

Performance Measure	Weight		Threshold	Target	Maximum	Actual Results	% of Target Payout Achieved
Relative TSR	50%	Rank Award Multiplier	8 of 10 0.30	5 of 10 1.10	1 of 10 2.33	5	110%
Relative ROCE	25%	Rank Award Multiplier	8 of 10 0.30	5 of 10 1.10	1 of 10 2.33	5	110%
Absolute ROCE	25%	Percentage Achieved Award Multiplier	8% 0.00	12% 1.00	≥18% 2.33	10.8%	70%

Performance unit awards granted under the LTIP during 2009 for the performance period beginning 1 January 2009 and ending 31 December 2011 were paid in cash in March 2012 to our NEOs as follows:

	Relative TSR	Relative ROCE	Absolute ROCE	Total
Daniel W. Rabun	$920,700	$460,350	$292,950	$1,674,000
James W. Swent III	$335,500	$167,750	$106,750	$610,000
William S. Chadwick, Jr.	$624,525	$312,262	$198,713	$1,135,500
P. Carey Lowe	$335,500	$167,750	$106,750	$610,000
J. Mark Burns	$335,500	$167,750	$106,750	$610,000
Cary A. Moomjian	$214,000	$107,000	$107,000	$428,000

(3)	The amounts disclosed in this column represent the grant-date fair value of share options. The grant-date fair value of each share option is estimated using the Black-Scholes option valuation model. Assumptions used in this model are disclosed in Note 10 to our 31 December 2011 audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on 24 February 2012.

In connection with a separation agreement executed in 2011 between the Company and Mr. Moomjian, all share option awards held by Mr. Moomjian were modified to accelerate full vesting on the separation date. The fair values of the modified awards on the separation date, as well as the grant-date fair values of share option awards granted during 2011, were included above in the Summary Compensation Table. The aforementioned fair value amount attributable to the modification of Mr. Moomjian’s share option awards was $157,259.

(4)	The amounts disclosed in this column represent bonuses awarded for the 2011, 2010 and 2009 plan years pursuant to the ECIP. Such bonuses were awarded and paid during the following year based upon the achievement of pre-determined financial, safety performance and strategic team goals during the plan year. The 2011 amounts disclosed in this column include amounts voluntarily deferred under the SERP as follows: Mr. Swent $167,296, Mr. Lowe $167,296, Mr. Burns $76,956 and Mr. Moomjian $103,296.
(5)	Under the ECIP, our executive officers and other management employees may receive an annual cash bonus based upon achievement of pre-determined financial, safety performance and strategic team goals. The ECIP uses performance bands to determine annual payments: a threshold, a target and a maximum for each of our executive officers. If the threshold for the fiscal year is not met, no bonus is paid for that component. Payments are prorated for performance between the threshold and target and between the target and maximum for each component.

In August 2011, the Committee approved financial, safety performance and strategic team goals for our executive officers for the 2011 plan year. The ECIP performance measures and actual results for the executive officers for the 2011 plan year were as follows:

2011 ECIP PERFORMANCE MEASURES

Performance Measures	Weighting	Threshold	Target	Maximum	Actual Results	% of Target Achieved*
EPS	30%	$2.63	$3.76	$4.89	$3.36	82.3%
RONAEBIT	30%	5.7%	8.2%	10.7%	7.9%	93.9%
Safety (TRIR)	10%	0.83	0.70	0.56	0.66	128.6%
Strategic Team Goals	30%	70%	95%	100%	97.5%	150.0%

TOTAL AWARD	100%					110.7%

*	The Committee set a maximum percentage target achievement of 200% for 2011.

The Committee administered the ECIP bonus awards for 2011 by reference to pre-established performance measures and goals. The bonus administration, which was formula-derived and based upon achievement of pre-established financial, safety performance and strategic team goals, was processed following a 10% discretionary increase in the total formula-derived payouts to our NEOs, as discussed in CD&A. During 2011, the Committee approved increases in base salaries for all of our NEOs and increases to target incentive opportunities for all of our NEOs except the CEO to reflect the increased size and complexity of the Company in light of the Acquisition. Threshold, target and maximum estimated possible payouts for our NEOs were prorated to reflect the timing of salary and bonus opportunity changes made during the year.

The threshold, target and maximum estimated possible payouts for our NEOs for the 2011 plan year and the related actual payouts to our NEOs made in March 2012 were as follows:

	Threshold	Target	Maximum	Actual
Daniel W. Rabun	$460,236	$920,472	$1,840,944	$1,120,859
James W. Swent III	$137,362	$274,723	$549,446	$334,531
William S. Chadwick, Jr.	$226,132	$452,263	$904,526	$550,721
P. Carey Lowe	$137,362	$274,723	$549,446	$334,531
J. Mark Burns	$137,362	$274,723	$549,446	$334,531
Cary A. Moomjian	$85,000	$170,000	$340,000	$207,009

(6)	For the 2012 plan year, three performance bands were approved: a threshold, a target and a maximum. If the threshold for the fiscal year is not met, no bonus will be paid for that component. Payments are prorated for performance between the threshold and target and between the target and maximum for each component.

The threshold, target and maximum estimated possible payouts for our NEOs under the ECIP for the 2012 plan year were approved by the Committee in March 2012 as follows:

	Threshold	Target	Maximum
Daniel W. Rabun	$475,000	$950,000	$1,900,000
James W. Swent III	$146,250	$292,500	$585,000
William S. Chadwick, Jr.	$240,000	$480,000	$960,000
P. Carey Lowe	$146,250	$292,500	$585,000
J. Mark Burns	$146,250	$292,500	$585,000

(7)	See All Other Compensation Table.

Base salary for our executive officers is set relative to the median of a compensation peer group of oilfield service companies approved by our Committee. Our 2011 compensation peer group companies are described under the heading “Compensation Methodology and Process” in CD&A. Actual salaries are based on the Committee’s assessment of each executive’s overall contribution to the achievement of our business objectives as well as comparisons to similar positions at our compensation peer group companies.

All Other Compensation Table

The table below summarizes overseas allowances, premiums paid for group term life insurance, contributions to various benefit plans we sponsor and other payments (see footnotes) for the fiscal year ended 31 December 2011:

All Other Compensation Table

For the Year Ended 31 December 2011

Name	Overseas Allowances(1)	Group Term Life Insurance(2)	Ensco Savings Plan(3)	Profit Sharing Plan(4)	SERP(5)	Dividends on Non- Vested Restricted Share Awards(6)	Other(7)(8)(9)	Total
Daniel W. Rabun	$916,912	$10,062	$12,250	$92,026	$33,763	$273,701	$2,709	$1,341,423
James W. Swent III	$611,832	$13,411	$12,250	$43,579	$9,539	$102,031	$249,743	$1,042,385
William S. Chadwick, Jr.	$—	$7,524	$12,250	$57,942	$16,721	$165,421	$135,960	$395,818
P. Carey Lowe	$678,223	$5,028	$12,250	$43,578	$9,539	$90,596	$8,803	$848,017
J. Mark Burns	$382,602	$6,424	$12,250	$43,578	$9,539	$99,627	$245	$554,265
Cary A. Moomjian	$—	$4,998	$12,250	$34,000	$4,750	$58,823	$792,459	$907,280

(1)	In connection with the redomestication, the Committee and PM&P participated in development of allowances and reimbursements for our executive officers who attain expatriate status by relocating to our principal executive offices in London, as described in further detail under the heading “Overseas Allowances” in CD&A. Such benefits paid to our NEOs for the year ended 31 December 2011 included the following:

	Cost of Living Allowance	Foreign Service Premium	Housing Allowance	Tax Equalization	Transportation Allowance	Dependent Tuition Allowance	Total
Daniel W. Rabun	$152,443	$138,039	$292,265	$305,709	$28,456	$—	$916,912
James W. Swent III	$74,051	$65,368	$263,968	$154,212	$34,132	$20,101	$611,832
P. Carey Lowe	$74,048	$65,368	$296,424	$208,252	$34,131	$—	$678,223
J. Mark Burns	$37,492	$31,618	$124,237	$171,974	$17,281	$—	$382,602

(2)	The amounts disclosed in this column represent the group term life insurance premiums paid for each NEO in excess of the first $50,000 of coverage.
(3)	The amounts disclosed in this column represent the maximum allowable portion of our matching contributions paid into each NEO’s Ensco Savings Plan account.
(4)	The amounts disclosed in this column represent our profit sharing contributions for 2011 paid into each NEO’s Ensco Savings Plan and/or SERP account during the first quarter of 2012.
(5)	The amounts disclosed in this column represent matching contributions paid into each NEO’s SERP account.
(6)	The amounts disclosed in this column represent the dividends earned and paid on the NEO’s restricted shares during 2011.
(7)	During 2010, the Company agreed to purchase the residences of Messrs. Swent and Lowe in the Dallas, Texas area after each was unable to consummate a sale of his residence within a specified time-frame subsequent to his relocation to our principal executive offices in London. The amounts disclosed in this column for Mr. Swent include certain maintenance costs incurred in respect of his former residence, in addition to commissions and other selling costs incurred on the ultimate sale of the residence to a third party buyer during 2011. The amounts disclosed in this column for Mr. Lowe include certain maintenance costs incurred in respect of his former residence. Upon the ultimate sale of Mr. Lowe’s residence, any additional costs incurred by the Company in regards to commissions and other selling costs will be included in this column as compensation to Mr. Lowe in the year in which the property is sold.

(8)	The amounts disclosed in this column for Mr. Moomjian primarily include payments made in regards to a separation agreement executed with the Company during 2011. In connection with the separation agreement, Mr. Moomjian received a lump sum cash severance payment of $765,000.
(9)	The amounts disclosed in this column for Mr. Chadwick represent expenses paid by the Company during 2011 related to moving and other relocation expenses. Mr. Chadwick was relocated to our U.S. administrative offices in Houston during 2011.

Grants of Plan-Based Awards Table

The table below contains information regarding grants of restricted shares, share options and performance unit awards for the fiscal year ended 31 December 2011:

Grants of Plan-Based Awards Table

For the Year Ended 31 December 2011

Name	Grant Date		Approval Date	Estimated Future Payouts Under Equity Incentive Plan Awards(1)(2)(3)			All Other Restricted Share Awards: Number of Shares (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)	Closing Price on Grant Date ($/Sh)(5)	Grant-Date Fair Value of Restricted Share & Share Awards ($)
				Threshold ($)	Target ($)	Maximum ($)
Daniel W. Rabun	7/25/2011		7/12/2011				6,273		$52.73	$330,775
	7/25/2011		7/12/2011					9,270	$52.73	$165,377
	3/1/2011		2/28/2011				20,166		$55.34	$1,115,986
	3/1/2011		2/28/2011					28,896	$55.34	$557,982
	2/7/2011		2/5/2011				64,225		$52.13	$3,348,049
	7/25/2011		7/12/2011	$111,600	$496,000	$1,155,680				$270,320
	3/1/2011		2/28/2011	$376,650	$1,674,000	$3,900,420				$648,675

James W. Swent III	3/1/2011		2/28/2011				7,350		$55.34	$406,749
	2/7/2011		2/5/2011				23,404		$52.13	$1,220,051
	3/1/2011		2/28/2011					10,530	$55.34	$203,334
	3/1/2011		2/28/2011	$137,250	$610,000	$1,421,300				$236,375
William S. Chadwick, Jr.	7/25/2011		7/12/2011				705		$52.73	$37,175
	7/25/2011		7/12/2011					1,038	$52.73	$18,518
	3/1/2011		2/28/2011				13,680		$55.34	$757,051
	3/1/2011		2/28/2011					19,602	$55.34	$378,515
	2/7/2011		2/5/2011				43,565		$52.13	$2,271,043
	7/25/2011		7/12/2011	$12,497	$55,541	$129,411				$30,270
	3/1/2011		2/28/2011	$255,488	$1,135,500	$2,645,715				$440,006

P. Carey Lowe	3/1/2011		2/28/2011				7,350		$55.34	$406,749
	3/1/2011		2/28/2011					10,530	$55.34	$203,334
	2/7/2011		2/5/2011				23,404		$52.13	$1,220,051
	3/1/2011		2/28/2011	$137,250	$610,000	$1,421,300				$236,375

J. Mark Burns	3/1/2011		2/28/2011				7,350		$55.34	$406,749
	3/1/2011		2/28/2011					10,530	$55.34	$203,334
	2/7/2011		2/5/2011				23,404		$52.13	$1,220,051
	3/1/2011		2/28/2011	$137,250	$610,000	$1,421,300				$236,375

Cary A. Moomjian	12/21/2011	(6)	7/21/2011				39,021		$48.08	$1,876,130
	12/21/2011	(6)	7/21/2011					18,766	$48.08	$157,259
	3/1/2011		2/28/2011				5,157		$55.34	$285,388
	3/1/2011		2/28/2011					7,389	$55.34	$204,602
	2/7/2011		2/5/2011				14,388		$52.13	$750,046
	12/21/2011	(6)	7/21/2011	N/A	$1,284,000	N/A				$1,284,000
	3/1/2011		2/28/2011	$96,300	$428,000	$997,240				$165,850

(1)

The amounts in this column represent the estimated future payouts under the LTIP for the performance unit awards approved by the Committee in 2011. The performance unit awards were granted to certain of the Company’s executive officers and are based upon three financial performance measurements, each measured over a three-year performance period. These awards may be settled in Company shares, cash or a combination thereof at the Company’s discretion upon attainment of specified performance goals based on relative TSR and absolute and relative ROCE. The goals for the performance unit awards granted in 2011 have three performance bands: a threshold, a target and a maximum. If the minimum threshold for the respective financial performance measure is not met, no amount will be paid for that component. Payments are prorated for performance between the threshold and target and between the target and maximum for each component. The related performance measures and possible payouts are disclosed in Note (3) below.
(2)	In respect of the performance unit awards, TSR is defined as (i) dividends paid during the performance period plus the ending share price of the performance period minus the beginning share price of the performance period (ii) divided by the beginning share price of the performance period. Beginning and ending share prices are based on the average closing prices during the quarter preceding the performance period and the final quarter of the performance period, respectively. ROCE is defined as (i) net income, adjusted for any nonrecurring gains and losses, plus after-tax net interest expense, divided by (ii) total equity as of 1 January of the respective year plus the average of the long-term debt balances as of 1 January and 31 December of the respective year.
(3)	The Company’s relative performance is evaluated against a group of nine performance peer companies, consisting of Atwood Oceanics, Inc., Diamond Offshore Drilling, Inc., Helmerich & Payne, Inc., Hercules Offshore, Inc., Nabors Industries Ltd., Noble Corporation, Parker Drilling Company, Rowan Companies, Inc. and Transocean Ltd. If the group decreases in size during the performance period as a result of mergers, acquisitions or economic conditions, the applicable multipliers will be adjusted to pre-determined amounts based on the remaining number of performance peer group companies for the two relative performance measures.

Performance unit awards were granted under the LTIP for the performance period beginning 1 January 2011 and ending 31 December 2013 as follows:

Performance Measure	Weight		Threshold	Target	Maximum
Relative TSR	50%	Rank Award Multiplier	8 of 10 0.30	5 of 10 1.10	1 of 10 2.33
Relative ROCE	25%	Rank Award Multiplier	8 of 10 0.30	5 of 10 1.10	1 of 10 2.33
Absolute ROCE	25%	Percentage Achieved Award Multiplier	8% 0.00	12% 1.00	≥18% 2.33

(4)	The amounts disclosed in this column reflect the number of restricted shares granted to each NEO pursuant to the LTIP.
(5)	The amounts disclosed in this column represent the closing price on the date of grant used to determine the grant-date fair value of restricted shares and the exercise price of share options granted to each NEO.

In March 2012, the Committee approved performance unit awards for certain of our executive officers for the 2012 plan year. These awards may be settled in company shares, cash or a combination thereof at the Committee’s discretion upon attainment of specified performance goals based on relative TSR and absolute and relative ROCE. The resulting threshold, target and maximum estimated possible payouts for our NEOs for the performance unit awards granted in March 2012 were as follows:

	Threshold	Target	Maximum
Daniel W. Rabun	$506,250	$2,250,000	$5,242,500
James W. Swent III	$137,250	$610,000	$1,421,300
William S. Chadwick, Jr.	$270,000	$1,200,000	$2,796,000
P. Carey Lowe	$137,250	$610,000	$1,421,300
J. Mark Burns	$137,250	$610,000	$1,421,300
Cary A. Moomjian	$—	$—	$—

(6)	There were no equity awards granted to Mr. Moomjian on 21 December 2011. In connection with a separation agreement executed on 21 July 2011 between the Company and Mr. Moomjian, all restricted share awards and share option awards held by Mr. Moomjian were modified to accelerate full vesting on the separation date of 21 December 2011 and all performance unit awards held by Mr. Moomjian were modified on the separation date to accelerate vesting on the separation date and pay out at the target level on each respective future payout date originally established at the grant date, as if he remained employed by the Company. The restricted share awards and share option awards that vested on 21 December 2011 in connection with Mr. Moomjian’s termination from the Company were accounted for in accordance with ASC Topic 718. Under SEC rules, the amount attributable to the acceleration of vesting of previously granted restricted share awards and share option awards was based on the closing price of the Company’s shares on Mr. Moomjian’s separation date of 21 December 2011, which was $48.08, and represent the value of the awards that would have been forfeited upon termination had the awards not been modified in connection with the separation agreement. The 21 December 2011 grant-date included in the Grants of Plan-Based Awards Table represents the acceleration of vesting of previously granted awards.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding the number of unexercised share options segregated by those that were exercisable and those that were unexercisable as of 31 December 2011 and the number and amount of restricted shares and performance unit awards that had not vested as of 31 December 2011:

Outstanding Equity Awards at Fiscal Year-End Table

For the Year Ended 31 December 2011

	Option Awards					Share Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)		Market Value of Shares That Have Not Vested ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested(1) (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Daniel W. Rabun	75,000	—		$47.120	3/20/2013	185,269	(2)	$8,692,821	223,353	$10,479,705
	125,000	—		$60.740	6/1/2014
	21,666	10,833	(3)	$41.290	6/1/2016
	16,833	33,666	(4)	$34.450	6/1/2017
	—	28,896	(5)	$55.340	3/1/2018
	—	9,270	(6)	$52.730	7/25/2018

James W. Swent III	7,500	—		$33.545	6/1/2012	63,908	(7)	$2,998,563	74,657	$3,502,925
	17,500	—		$50.280	6/1/2013
	40,000	—		$60.740	6/1/2014
	7,896	3,948	(8)	$41.290	6/1/2016
	6,134	12,268	(9)	$34.450	6/1/2017
	—	10,530	(10)	$55.340	3/1/2018

William S. Chadwick, Jr.	21,250	—		$46.240	2/27/2013	108,693	(11)	$5,099,876	141,041	$6,617,667
	28,750	—		$50.280	6/1/2013
	37,500	—		$60.740	6/1/2014
	14,696	7,348	(12)	$41.290	6/1/2016
	11,418	22,836	(13)	$34.450	6/1/2017
	—	19,602	(14)	$55.340	3/1/2018
	—	1,038	(15)	$52.730	7/25/2018

P. Carey Lowe	7,896	3,948	(8)	$41.290	6/1/2016	49,707	(16)	$2,332,252	74,657	$3,502,925
	6,134	12,268	(9)	$34.450	6/1/2017
	—	10,530	(10)	$55.340	3/1/2018

J. Mark Burns	7,896	3,948	(8)	$41.290	6/1/2016	59,641	(17)	$2,798,356	74,657	$3,502,925
	6,134	12,268	(9)	$34.450	6/1/2017
	—	10,530	(10)	$55.340	3/1/2018

Cary A. Moomjian	9,500	—		$50.280	6/1/2013	—		$—	27,366	$1,284,000
	24,750	—		$60.740	12/31/2013
	8,307	—		$41.290	12/31/2013
	8,608	—		$34.450	12/31/2013
	7,389	—		$55.340	12/31/2013

(1)	The number of unearned performance unit awards and market value of unearned performance unit awards disclosed in these columns assume the total estimated performance unit award is paid out at the threshold level of performance in Company shares using the closing share price on 31 December 2011, except where the previous fiscal year’s performance has exceeded the threshold, in which case the amounts are based on the next higher performance measure (target or maximum). Performance unit award grants are based upon a three-year cycle with vesting at the end of the cycle. The performance unit awards may be settled in Company shares, cash or a combination thereof at the Company’s discretion.

(2)	17,343 shares vest annually until 1 June 2012; 26,131 shares vest annually until 1 June 2013; 21,408 shares vest annually until 7 February 2014; 6,722 shares vest annually until 1 March 2014; 2,091 shares vest annually until 25 July 2014; and 5,000 shares vest annually until 20 March 2016, except as may be deferred during certain specified regular or special blackout periods.
(3)	10,833 options vest annually until 1 June 2012, except as may be deferred during certain specified regular or special blackout periods.
(4)	16,833 options vest annually until 1 June 2013, except as may be deferred during certain specified regular or special blackout periods.
(5)	9,632 options vest annually until 1 March 2014, except as may be deferred during certain specified regular or special blackout periods.
(6)	3,090 options vest annually until 25 July 2014, except as may be deferred during certain specified regular or special blackout periods.
(7)	5,950 shares vest annually until 1 June 2012; 8,602 shares vest annually until 1 June 2013; 5,000 shares vest annually until 28 July 2013; 7,801 shares vest annually until 7 February 2014; and 2,450 shares vest annually until 1 March 2014, except as may be deferred during certain specified regular or special blackout periods.
(8)	3,948 options vest annually until 1 June 2012, except as may be deferred during certain specified regular or special blackout periods.
(9)	6,134 options vest annually until 1 June 2013, except as may be deferred during certain specified regular or special blackout periods.
(10)	3,510 options vest annually until 1 March 2014, except as may be deferred during certain specified regular or special blackout periods.
(11)	9,444 shares vest annually until 1 June 2012; 13,992 shares vest annually until 1 June 2013; 4,000 shares vest annually until 14 November 2013; 14,522 shares vest annually until 7 February 2014; 4,560 shares vest annually until 1 March 2014; 235 shares vest annually until 25 July 2014; and 1,063 shares vest annually until 27 February 2016, except as may be deferred during certain specified regular or special blackout periods.
(12)	7,348 options vest annually until 1 June 2012, except as may be deferred during certain specified regular or special blackout periods.
(13)	11,418 options vest annually until 1 June 2013, except as may be deferred during certain specified regular or special blackout periods.
(14)	6,534 options vest annually until 1 March 2014, except as may be deferred during certain specified regular or special blackout periods.
(15)	346 options vest annually until 25 July 2014, except as may be deferred during certain specified regular or special blackout periods.
(16)	3,283 shares vest annually until 1 June 2012; 3,935 shares vest annually until 1 June 2013; 3,900 shares vest annually until 18 August 2013; 7,801 shares vest annually until 7 February 2014; and 2,450 shares vest annually until 1 March 2014, except as may be deferred during certain specified regular or special blackout periods.
(17)	3,283 shares vest annually until 1 June 2012; 3,935 shares vest annually until 1 June 2013; 8,867 shares vest annually until 2 June 2013; 7,801 shares vest annually until 7 February 2014; and 2,450 shares vest annually until 1 March 2014, except as may be deferred during certain specified regular or special blackout periods.

Our Committee grants special equity awards to officers and key employees who are newly-hired or promoted. During 2011, no such awards were granted to our NEOs.

Option Exercises and Shares Vested Table

The following table sets forth information regarding aggregate share option exercises during the year ended 31 December 2011 and aggregate restricted shares that vested during the year ended 31 December 2011:

Option Exercises and Shares Vested Table

For the Year Ended 31 December 2011

	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Daniel W. Rabun	—	$—	53,474	$2,917,738
James W. Swent III	—	$—	24,885	$1,272,096
William S. Chadwick, Jr.	8,750	$163,669	36,332	$1,972,821
P. Carey Lowe	—	$—	26,118	$1,167,998
J. Mark Burns	—	$—	26,085	$1,286,583
Cary A. Moomjian	8,994	$181,786	52,003	$2,582,852

Nonqualified Deferred Compensation Table

Executive officers who participate in the SERP may elect to defer a portion of their base salary and/or annual cash bonus payments up to a percentage specified annually by our Committee and ratified by our Board. For 2011, the maximum salary deferral was 50%, inclusive of the 5% 401(k) contribution, and 100% of annual ECIP bonus payments. For 2012, maximum deferrals were maintained at the same levels.

Executive officers who elect to defer compensation in the SERP must do so annually prior to the beginning of each calendar year and may direct the investment of the amount deferred and retained by us. The SERP is administered by a third party, and deferred compensation may be invested in authorized funds that are similar to the investment options available under the Ensco Savings Plan, except as respects the option to self-direct investments in a brokerage account. The following table sets forth information regarding the activity in each NEO’s SERP account for the year ended 31 December 2011:

Nonqualified Deferred Compensation Table

For the Year Ended 31 December 2011

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FY ($)
Daniel W. Rabun	$1,212,428	$99,262	$(23,595)	$—	$5,711,373
James W. Swent III	$179,373	$27,639	$(13,600)	$—	$1,464,015
William S. Chadwick, Jr.	$103,634	$48,620	$874	$—	$1,635,830
P. Carey Lowe	$157,220	$27,639	$(18,284)	$—	$716,638
J. Mark Burns	$77,473	$27,683	$(11,405)	$—	$259,084
Cary A. Moomjian	$267,730	$15,077	$(59,822)	$—	$1,338,865

(1)	The amounts disclosed in this column also are reported in the “Salary” or “Non-Equity Incentive Plan Compensation” column for each of the NEOs in the Summary Compensation Table.
(2)	The amounts disclosed in this column also are disclosed in the “All Other Compensation” column of the Summary Compensation Table and are further described in the All Other Compensation Table.

(3)	The amounts disclosed in this column represent earnings on invested funds in each NEO’s individual SERP account. The SERP is administered by a third party, and deferred compensation may be invested in authorized funds which are similar to the investment options available under the Ensco Savings Plan, except as respects the option to self-direct investments in a brokerage account.

The SERP provides a tax-deferred savings plan for certain highly-compensated employees, including all of the NEOs, whose participation in the profit sharing and 401(k) savings plan features of the Ensco Savings Plan is restricted due to funding and contribution limitations of the Internal Revenue Code. The SERP is a nonqualified plan where eligible employees may voluntarily defer a portion of their compensation for use after separation of employment. The bases upon which the deferred funds are paid following separation of employment are determined by each NEO upon establishment of an election to defer compensation in accordance with, and within the parameters of, the applicable Internal Revenue Code provisions and generally may not be modified thereafter. Payment elections include lump sum payment and substantially equal monthly payments with the option to delay the lump sum payment or the initial monthly payment up to 24 months from separation of employment.

Potential Payments Upon Termination or Change in Control

The Company has contracts in place with two of our NEOs, Messrs. Rabun and Chadwick, which provide for certain benefits upon termination. Neither of these contracts provide for any gross-up payments to cover taxes incurred as a result of such termination-related benefits. Our employment contracts are described in further detail under the heading “Employment Contracts and Potential Post-Termination Payments” in CD&A.

The following tables and narrative disclosures set forth, as of 31 December 2011, certain information with respect to compensation that would be payable to our NEOs, other than Mr. Moomjian, upon a variety of termination or change in control scenarios. In July 2011, we entered into a separation agreement with Mr. Moomjian effective 21 December 2011. The departure of Mr. Moomjian occurred prior to completion of the last fiscal year. As a result, tables reflecting the actual benefits relating to his departure from the Company follow the tables for our other NEOs below.

The table below summarizes Mr. Rabun’s estimated severance entitlement (assuming that a triggering event took place on 31 December 2011, and our share price was the closing market price of $46.92 on that date):

Daniel W. Rabun

Estimated Severance for Involuntary

or Good Reason Termination

Base Salary as of 31 December 2011	Target Bonus as of 31 December 2011	Initial Grants and Awards
		Restricted Shares	Total
		75,000 shares
$950,000	$950,000	x 20% = 15,000

x 2	x 2	x $46.92

$1,900,000	$1,900,000	$703,800	$4,503,800

Estimated Severance for Actual or Constructive Termination

Following a Change in Control

Base Salary as of 31 December 2011	Target Bonus as of 31 December 2011	Outstanding on 31 December 2011
		Restricted Shares	Options		Performance Unit Awards		Total
$950,000	$950,000	185,269 shares x100% = 185,269	82,665 shares x100% = 82,665

x 3	x 3	x$46.92	x $5.82	(1)

$2,850,000	$2,850,000	$8,692,821	$481,110		$5,518,000	(2)	$20,391,931

(1)	This amount represents the weighted-average intrinsic value of Mr. Rabun’s 82,665 options based on the closing market price of $46.92 per share.
(2)	Performance unit awards can be settled in shares, cash or a combination thereof at the Committee’s discretion.

On 1 March 2006, we entered into a letter agreement with Mr. Chadwick, our Executive Vice President and Chief Operating Officer, which was amended and restated effective 23 December 2009. The agreement provided that Mr. Chadwick will be entitled to a severance payment of two times his most recent base salary and target bonus if he is involuntarily terminated other than by reason of gross negligence, malfeasance, breach of fiduciary duty or similar cause (“for cause”). Separately, in the event of an actual or constructive termination other than “for cause” within two years following a change in control, Mr. Chadwick will be entitled to three times his most recent base salary and target bonus, as well as full vesting of all outstanding equity awards.

The severance protections described above will apply for four years following Mr. Chadwick’s appointment to serve as Executive Vice President and Chief Operating Officer, which was effective 1 January 2006, and will renew annually thereafter unless terminated in writing by us with at least one-year prior notice.

The table below summarizes Mr. Chadwick’s estimated severance entitlement (assuming that a triggering event took place on 31 December 2011, and the price of our shares was the closing market price of $46.92 on that date):

William S. Chadwick, Jr.

Estimated Severance for Involuntary

or Good Reason Termination

Base Salary as of 31 December 2011	Target Bonus as of 31 December 2011	Total
$ 600,000	$452,263
x 2	x 2

$1,200,000	$904,526	$2,104,526

Estimated Severance for Actual or Constructive Termination

Following a Change in Control

Base Salary as of 31 December 2011	Target Bonus as of 31 December 2011	Outstanding on 31 December 2011
		Restricted Shares	Options		Performance Unit Awards		Total
$ 600,000	$452,263	108,693 shares x100% = 108,693	50,824 shares x100% = 50,824

x 3	x 3	x46.92	x $6.42	(1)

$1,800,000	$1,356,789	$5,099,876	$326,290		$3,462,041	(2)	$12,044,996

(1)	This amount represents the weighted-average intrinsic value of Mr. Chadwick’s 50,824 options based on the closing market price of $46.92 per share.
(2)	Performance Unit awards can be settled in shares, cash or a combination thereof at the Committee’s discretion.

The LTIP provides certain benefits in the event of a dissolution, liquidation, reorganization or change in control of the Company. If the Company is dissolved or liquidated, all outstanding awards will immediately vest or become exercisable or payable in full, and all forfeiture restrictions will lapse upon such date to be fixed by the Committee. The Committee will provide written notice to each participant at least 30 days in advance of the fixed date.

If the employment of an LTIP participant is terminated without cause or if a participant resigns from his or her employment for “good reason” within the two-year period following a change in control of the Company, all of his or her outstanding awards under the LTIP will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse. A “change in control” will be deemed to have occurred under the LTIP if any person acquires beneficial ownership of 50% or more of our voting securities; or there is a change in the composition of a majority of the then-incumbent Board of Directors. A participant will be deemed to have resigned for “good reason” if, after notice and a 30 day period to cure, any of the following events have occurred: (i) without the participant’s express written consent, the assignment of the participant to any position which is not at least equivalent to the participant’s duties, responsibilities and status within the Ensco group immediately prior to the change in control; (ii) a reduction of the participant’s base salary or of any bonus compensation formula applicable to him or her immediately prior to the change in control; (iii) a failure to maintain, or the taking of any action that would materially affect the participant’s participation in or reduce the participant’s benefits under, any of the employee or material fringe benefits to which participant is entitled at a level substantially equal to or greater than the value to him or her and his or her dependents of those employee benefits in effect immediately prior to the change in control; (iv) the failure to permit the participant to take substantially the same number of paid vacation days and leave to which the participant is entitled immediately prior to the change in control; or (v) requiring the participant who is based in the office in Dallas, Texas on the date a change in control occurs to be based anywhere other than within a fifty (50) mile radius of the office in Dallas, Texas, except for required travel on business to an extent substantially consistent with the participant’s business travel obligations immediately prior to the change in control.

Estimated severance entitlements under the LTIP following a dissolution or liquidation or an actual or constructive termination upon a change of control, for Messrs. Swent, Lowe and Burns are as follows (assuming a triggering event took place on 31 December 2011, and the price per share was the closing price of $46.92 on that date):

	Restricted Shares	Share Options*	Performance Unit Awards	Total
James W. Swent III	$2,998,563	$175,209	$1,830,000	$5,003,772
P. Carey Lowe	$2,332,252	$175,209	$1,830,000	$4,337,461
J. Mark Burns	$2,798,356	$175,209	$1,830,000	$4,803,565

*	These amounts represent the intrinsic value of options based on a closing market price of $46.92 per share.

In July 2011, shortly after we closed our Acquisition, we entered into a separation agreement with Cary A. Moomjian, Jr., our former Vice President, General Counsel & Secretary. Pursuant to the separation agreement, Mr. Moomjian received, effective 21 December 2011, an immediate single lump sum payment of one and one-half times his annual base plus $255,000 (which was the equivalent of one and one-half times Mr. Moomjian’s target annual bonus under the ECIP). We also agreed to reimburse the premiums paid by Mr. Moomjian for continued coverage under the Company’s health and welfare plan for 18 months and provide continued life, accident and disability insurance for 18 months; in both cases, these benefits cease when Mr. Moomjian is eligible for alternative benefits from a new employer. Mr. Moomjian’s restricted share awards, share option awards and performance unit awards previously granted under the LTIP or a predecessor plan were accelerated and became fully vested as of 21 December 2011. Also, it was agreed that 100% of Mr. Moomjian’s targeted amounts under his performance unit awards would be payable at the time specified in the LTIP. Mr. Moomjian may exercise his share option awards until the earlier of 31 December 2013, or the last day of the term of each share option award.

The Committee determined that the terms of this separation agreement were reasonable in light of competitive practice, Mr. Moomjian’s length of service with the Company and the significant role he played in helping to close the Acquisition. The following table describes payments and other benefits to Mr. Moomjian in connection with his separation with the Company effective 21 December 2011. In accordance with his separation agreement, Mr. Moomjian’s benefits were calculated as follows:

Compensation Type	Terms of Agreement	Compensation Amount
Severance Pay:	Payment of a cash severance payment equal to one and one-half times Mr. Moomjian’s annual base salary at his separation date, paid out in a single lump sum payment immediately upon separation.	$510,000

Severance Bonus:	Payment of a cash severance bonus equal to one and one-half times Mr. Moomjian’s target annual performance bonus under the ECIP at his separation date, paid out in a single lump sum payment immediately upon separation.	$255,000

2011 Annual Bonus:	Mr. Moomjian will participate in the Company’s Bonus and Profit Sharing Plans for the 2011 calendar year in accordance with the terms of the associated plans.	$207,009
Equity Awards:	All restricted share awards and share option awards previously granted to Mr. Moomjian under the Company’s plans were modified to accelerate full vesting on the separation date, and all performance unit awards held by Mr. Moomjian were modified on the separation date to accelerate vesting to the separation date and pay out at the target level on each respective future payout date originally established at the grant date.	$3,317,389

Compensation Type	Terms of Agreement	Compensation Amount

Continuation of Health Benefits:	The Company will reimburse the premiums paid by Mr. Moomjian for continued coverage under the Company’s health and welfare plan for 18 months and provide continued life, accident and disability insurance for 18 months. The benefits cease when Mr. Moomjian is eligible for alternative benefits from a new employer.	$33,099

Compensation of Non-Employee Directors

Our Compensation Committee periodically reviews non-employee director compensation, which includes review of data received from PM&P, and, from time to time, recommends changes thereto to the Board. The total non-employee director compensation generally is intended to approximate the median of our compensation peer group companies. The Committee uses a combination of cash and equity compensation to attract and retain qualified candidates to serve on the Board. Compensation of our non-employee directors currently is composed of an annual retainer of $90,000; a Lead Director retainer of $20,000; and Committee chair retainer of $15,000. All retainer fees are paid quarterly in advance and will be prorated for a partial quarter of service as a director, Lead Director or committee chair. Additionally, in accordance with the compensation policy, restricted share units equivalent to an aggregate value of $230,000, based on the closing price of the Company’s shares on the date of grant, were granted to our non-employee directors effective 1 June 2011. Restricted shares and share units granted to non-employee directors vest (restrictions lapse) at a rate of 20% each year over a five-year period or upon retirement from our Board.

Equity accumulation by our non-employee directors is encouraged, and we have specific security ownership guidelines, which are included in the Ensco Corporate Governance Policy. The policy provides that each non-employee director, within five years of appointment to the Board, should hold a number of shares of the Company having a fair market value of at least three times the director’s annual retainer. Each of our directors is in compliance with these guidelines.

Our 2005 Long-Term Incentive Plan provides that non-employee directors receive an automatic annual grant of equity compensation following each annual general meeting of shareholders. During 2012, Dr. Rodriguez and Messrs. Brown, Clark, Gaut, Haddock, Kalman, Kelly, Rattie and Rowsey will each be granted restricted share units equivalent to an aggregate value of $230,000 based on the closing price of the Company’s shares on the date of grant. Such annual equity awards will be effective immediately following the Meeting on 22 May 2012, and the awards will be granted on 1 June 2012. As respects Messrs. Gaut, Haddock and Rowsey, such awards are subject to their re-election at the Meeting.

Under the Non-Employee Director Deferred Compensation Plan and the 2005 Non-Employee Director Deferred Compensation Plan, our non-employee directors could elect to defer their cash compensation (annual retainer and committee chair fees) up to a percentage specified annually in advance by our Committee and ratified by our Board. Following the redomestication, the 2005 Non-Employee Director Deferred Compensation Plan was frozen to new contributions. Non-employee directors who continue to have deferred compensation under either plan continue to direct the investment of the amounts deferred and retained by us. The deferred compensation may be invested in authorized funds which are similar to the investment options available under the Ensco Savings Plan. Investments also may be made in funds or publicly-traded securities on a self-directed basis.

Non-employee directors also are eligible to participate in our U.S. group health and welfare insurance plans on the same basis and cost as our full-time U.S. employees. A non-employee director’s contribution to group health and welfare insurance premium costs is paid in cash or withheld from the quarterly instalments of the director’s annual retainer.

Director Compensation Table

Directors who also are our employees do not receive any additional compensation for their services as directors. The compensation paid to our non-employee directors for 2011 is reported in the Director Compensation Table as follows:

Director Compensation Table

For the Year Ended 31 December 2011

Name	Fees Earned or Paid in Cash ($)	Dividends on Non-Vested Restricted Share Awards ($)(1)	Share Awards ($)(2)	Option Awards ($)(3)	Total ($)
David A.B. Brown	$75,000	$4,448	$230,015	$—	$309,463
J. Roderick Clark	$105,000	$20,610	$230,015	$—	$355,625
C. Christopher Gaut	$107,000	$20,610	$230,015	$—	$357,625
Gerald W. Haddock	$126,000	$19,980	$230,015	$—	$375,995
Francis S. Kalman	$75,000	$4,448	$230,015	$—	$309,463
Thomas L. Kelly II	$122,000	$19,980	$230,015	$—	$371,995
Keith O. Rattie	$109,000	$20,610	$230,015	$—	$359,625
Rita M. Rodriguez	$109,000	$19,980	$230,015	$—	$358,995
Paul E. Rowsey, III	$141,917	$19,980	$230,015	$—	$391,912

(1) The amounts disclosed in this column represent the dividends earned and paid on the directors’ restricted shares and share units during 2011.

(2) The amounts disclosed in this column represent the aggregate grant-date fair value of restricted share units granted during 2011. Grant-date fair value for restricted share awards is measured using the market value of our shares on the date of grant as described in Note 10 to our 31 December 2011 audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on 24 February 2012. As of 31 December 2011, the total number of restricted share awards (shares and units) held by each non-employee director was as follows:

David A.B. Brown	4,236
J. Roderick Clark	14,918
C. Christopher Gaut	14,918
Gerald W. Haddock	14,418
Francis S. Kalman	4,236
Thomas L. Kelly II	14,418
Keith O. Rattie	14,918
Rita M. Rodriguez	14,418
Paul E. Rowsey, III	14,418

(3)	No share options were granted to our directors during 2011. As of 31 December 2011, the total number of share options held by each non-employee director was as follows:

David A.B. Brown	42,671
Gerald W. Haddock	9,000
Thomas L. Kelly II	9,000
Rita M. Rodriguez	12,000
Paul E. Rowsey, III	12,000

Following the annual review conducted during the May 2011 Board meeting, it was determined that each non-employee director shall receive an annual retainer of $90,000. As a result of the increase in the annual retainer, it was determined that the $2,000 meeting fees would be eliminated. Additionally, following the March 2011 Board meeting it was determined that a supplemental annual retainer of $20,000 shall be paid to the non-employee Lead Director and $15,000 per year shall be paid to each non-employee director that serves as chair of any duly established Board committee. All retainer fees shall be paid quarterly in advance and will be prorated for a partial quarter of service as a director, Lead Director or committee chair.

PROPOSAL 9

APPROVAL OF THE 2012 LONG-TERM INCENTIVE PLAN

The Compensation Committee and the Board approved and adopted the 2012 Long-Term Incentive Plan (the “Plan”), effective 1 January 2012, subject to shareholder approval at the Meeting to satisfy certain requirements of the U.S. Internal Revenue Code and the NYSE. The Plan is similar to and will replace the Company’s previously adopted 2005 Long-Term Incentive Plan. If the Plan is approved by shareholders, there will be no further awards or grants under the 2005 Long-Term Incentive Plan.

A copy of the Plan is attached hereto as Annex A to this proxy statement and is incorporated herein by reference. The following summary of the Plan is subject to and qualified in its entirety by the Plan.

General

The Plan is designed to promote the interests of the Company and its shareholders, including the holders of ADSs by establishing a relationship between the awards under the Plan and the long-term accomplishments of the participants utilizing competitive targets based on competitive industry data. The Plan provides for awards of share options, restricted shares, restricted share units, performance awards and performance unit awards to reward and provide incentives to the participants and to retain them through potential appreciation in the value of the shares and equity accumulation. When used in this section the term “share” or “shares” includes “share” or “shares,” as applicable.

The purposes of the Plan are to:

•

offer non-employee directors and selected employees, including officers, an equity ownership interest and opportunity to participate in the Company’s growth and financial success and to accumulate capital for retirement on a competitive basis;

•	provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility;

•

create long-term value and encourage equity participation in the Company by eligible participants by making available to them the benefits of a larger equity ownership through share options, restricted share awards, restricted share unit awards, performance awards and performance unit awards;

•	provide incentives to the non-employee directors and employees by means of market-driven and performance-related incentives to achieve long-term performance goals and measures; and

•

promote the growth and success of the Company’s business by aligning the financial interests of the non-employee directors and employees with that of the shareholders or other holders of equity in the Company.

Nonetheless, non-employee directors are only entitled to participate in the Plan through awards granted under Annex 1 to the Plan.

Administration

The Plan is administered by the Board with respect to awards to non-employee directors. The Plan is administered by the Compensation Committee with respect to awards to officers and employees. The Committee will at all times consist solely of at least two directors who are independent within the meaning of applicable rules of the U.S. Securities and Exchange Commission and the NYSE. The Committee currently consists of Chairman Kelly and Messrs. Clark, Gaut and Kalman, all of whom meet the independence criteria prescribed by the NYSE for service on a compensation committee. The Committee has established an Executive Compensation Subcommittee, which consists of Chairman Kelly and Messrs. Clark and Kalman, all of whom qualify as outside directors for purposes of Section 162(m) of the Internal Revenue Code. The Subcommittee has been delegated authority to qualify compensation paid by the Company for deductibility under Internal Revenue Code Section 162(m). The use of the term “Committee” shall mean the Subcommittee with respect to awards to executive officers of the Company.

The Committee is authorized to, among other things:

•	interpret and administer the Plan and to apply its provisions;

•	adopt, amend or rescind rules, procedures and forms relating to the Plan;

•	authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

•	determine when awards are to be granted under the Plan;

•	select recipients of awards;

•	determine the types of awards to be granted to each participant;

•	determine whether shares are subject to each award and the number of shares to be made subject to each award;

•	determine the fair market value of the shares and the exercise price per share of awards granted under the Plan;

•	prescribe the terms, conditions and restrictions, not inconsistent with the provisions of the Plan, of any award and, with the consent of the participants, to modify or amend each award;

•	determine whether, to what extent and under what circumstances awards may be reduced, cancelled or suspended;

•	establish procedures with respect to tax withholding;

•	establish and interpret performance goals and performance factors and targets in connection with the grant of performance awards or performance unit awards;

•	evaluate the level of performance over a performance period and certify the level of performance obtained with respect to performance goals and performance factors and targets;

•	waive or amend any terms, conditions, restrictions or limitations on awards;

•	make any amendments to the Plan and adjustments to awards under the Plan in the event of a change in capitalization, merger, change in control or reorganization;

•	appoint such agents as it shall deem appropriate for the proper administration of the Plan;

•	enter into arrangements with the trustee of any employee benefit trust established by the Company to facilitate the administration of the Plan; and

•	take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, determinations and interpretations of the Committee are final and binding on all participants. The Committee may make grants of awards on an individual or group basis. To the extent permitted by applicable law and subject to the provisions of the Plan, no member of the Committee shall be liable for any action that is taken or omitted to be taken if such action or omission is taken in good faith with respect to the Plan or grant of any award.

The Committee may in its sole discretion require, as a condition to the granting of any award, that a participant hold the award for a period of six months following the date of such Acquisition. This condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of Acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) of its underlying equity security.

Shares Subject to the Plan

A maximum of 14,000,000 shares are reserved under the Plan for issuance as share options, restricted share awards, restricted share unit awards, performance awards and performance unit awards. Any shares that are subject to awards of share options, granted under this Plan (or the 2005 LTIP after 1 January 2012 and before the date of the Meeting) will be counted against this maximum as one share for every one share granted. Any shares that are subject to awards other than share options, granted under this Plan or the 2005 LTIP after 1 January 2012 and before the date of the Meeting, will be counted against this maximum as two shares for every one share granted. Shares subject to options, restricted share awards, restricted share unit awards, or performance unit awards that lapse, are forfeited or cancelled will not count against this limit and can be regranted under the Plan. This limit is subject to adjustment for certain transactions affecting the Company’s capitalization. Any and all shares available under the Plan may be granted to any employee or non-employee director during the term of the Plan. The shares issued under the Plan may come from newly issued shares, including any shares held in reserve by any subsidiary of the Company, or shares that are held in an employee benefit trust established by the Company.

Participants

The Company’s officers and other employees, in addition to those of its subsidiaries, are eligible to be selected to participate in the Plan. ISOs (i.e., options which meet the requirements of Section 422(b) of the Internal Revenue Code) may be granted only to employees. Except with respect to awards to non-employee directors, the Committee has the sole discretion to select participants from among the eligible persons. The Company currently has approximately 400 officers and employees who have been designated as participants in the Plan. Actual participation in the Plan will be determined in the sole discretion of the Committee. As a result, the number of participants in the Plan cannot be precisely determined. Similarly, neither the benefits nor amounts that will be received by or allocated to each of the participants, including executive officers, can be determined at this time.

Non-employee directors of the Board are only entitled to participate in the Plan through awards granted under Annex 1 to the Plan.

Limitation on Grants of Awards

The maximum number of shares that may be subject to awards of share options, restricted shares and restricted share units granted to a participant during any one year period is 15 percent of the shares available under the Plan. The maximum aggregate value of shares issuable pursuant to a performance unit award to a participant for any performance period is $10,000,000.

Types of Awards

The Plan provides for the grant of:

•	share options;

•	restricted share awards;

•	restricted share unit awards;

•	performance share awards; and

•	performance unit awards.

Option Grants and Provisions

Share options granted under the Plan may be:

•

Incentive share options, or ISOs, which meet the requirements of Section 422(b) of the Internal Revenue Code pursuant to which the optionee may receive favourable tax treatment upon qualifying exercise of the option and disposition of the shares acquired upon exercise; or

•

Nonstatutory share options, or NSOs, which do not meet the requirements of Section 422(b) of the Internal Revenue Code and, therefore, do not qualify for the favourable tax treatment available to ISOs.

Except for share option grants to non-employee directors, the Committee selects the recipients of share options and sets the terms of the options, including the number of shares for which an option is granted, the term of the option, and the time(s) when the option can be exercised.

Annex 1 to the Plan provides for grants of NSOs to the non-employee directors.

All share options will be granted by way of an award deed and will be evidenced by an option agreement, as determined by the Committee. An option will be effective on the date of grant unless the Committee specifies otherwise.

The exercise price of all share options will be at least equal to the fair market value of the shares on the date of grant as determined by the Committee. For purposes of the exercise price, the fair market value is determined to be the closing price quoted on the NYSE on the date of grant, with limited exceptions.

Share options normally vest and become exercisable by the optionee at the rate of 25 percent or 33 percent per year on anniversaries of the date of grant. Share options granted to non-employee directors under Annex 1 to the Plan are immediately exercisable on the date of the grant.

Share options will normally terminate on the earlier of (i) seven years from the date of grant, (ii) 90 days after termination of employment or service for a reason other than death, permanent and total disability, or retirement on or after normal retirement age, (iii) 12 months after death, or (iv) 12 months after permanent and total disability. If a participant retires on or after his or her normal retirement age, his or her share options will become fully vested and exercisable for the remainder of the option term. Normal retirement age means with respect to a participant the later of (a) his or her 65th birthday, or (b) the date a participant has credit for a period of service under the Ensco Savings Plan of at least 20 years, considering for purposes of the Plan (i) with respect to any participant hired before 1 January 2005, any other prior service recognized previously by the Company as of his or her date of hire by the Company or any subsidiary, and (ii) with respect to any participant hired after 1 January 2005, any other prior service recognized by the Committee. The Committee, in its discretion, may consider a participant whose employment terminates after his or her 62nd birthday but prior to satisfying the requirements specified in the preceding sentence to have retired on or after his or her normal retirement age.

The status of each share option granted to an employee as either an ISO or an NSO will be designated by the Committee at the time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which ISOs become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be NSOs.

If an ISO is granted to an employee who then owns, directly or by attribution under the Internal Revenue Code, securities possessing more than 10 percent of the total combined voting power of all classes of shares of the Company, then the term of that option may not exceed five years, and the option exercise price must be at least 110 percent of the fair market value of the shares on the date of grant.

The option exercise price upon exercise may, at the discretion of the Committee, be paid by an optionee in cash or check, or, subject to the approval of the Committee, by authorizing the Company to withhold from the shares to be issued a number of shares having an aggregate fair market value on the date of exercise that is not greater than the exercise price for the shares being exercised. The Committee has approved procedures established for same-day-sales through a broker to enable optionees to make cashless exercises.

The Plan prohibits the repricing of options.

Restricted Share Grants and Provisions

The Committee has discretion to make grants of restricted shares. A restricted share grant entitles the recipient to receive, at no cost or for nominal value, shares subject to such restrictions and conditions as the Committee may determine at the time of the grant. The recipient may have all the rights of a holder of shares with respect to the restricted shares. These rights include voting and dividend rights, and they are effective as soon as restricted shares are granted and issuance of the restricted shares is recorded by the Company’s transfer agent.

A grant of restricted shares will be subject to non-transferability restrictions and forfeiture provisions and such other conditions (including conditions on voting and dividends) as the Committee may impose at the time of grant. It is contemplated that annual grants of restricted shares will vest at the rate of 20 percent per year on anniversary dates of the date of grant, and will be fully vested at the end of 5 years from the date of grant. It is contemplated that grants of restricted shares to newly hired or promoted employees will vest at the rate of 10 percent per year on anniversaries of the date of grant, and will be fully vested at the end of 10 years from the date of grant. A different rate of vesting may be determined by the Committee.

Any restricted shares will be deemed vested after the lapse of all restrictions. The Committee may in its discretion waive any condition or restriction related to a grant of restricted shares or accelerate the dates on which a grant of restricted shares vests.

All restricted shares will be granted by way of an award deed and will be evidenced by an award agreement, as determined by the Committee. A restricted share award will be effective on the date of grant unless the Committee specifies otherwise.

Except as provided in an award agreement, a participant will become fully vested in all restricted shares upon retirement on or after normal retirement age (as described above), permanent and total disability, death, or involuntary termination of service as a non-employee director. A participant’s award agreement may provide only for partial acceleration, however, in these circumstances. If a participant’s employment is terminated for any other reason, or if a non-employee director terminates his or her service other than for retirement with the consent of the Board or if his or her service is terminated for cause, prior to the restricted shares becoming vested, these shares will be forfeited unless otherwise determined in the discretion of the Committee.

Restricted Share Unit Grants and Provisions

The Committee has discretion to make grants of restricted share units to employees and non-employee directors. A restricted share unit grant entitles the recipient to receive, at no cost or for nominal value, one share for each unit upon satisfaction of the applicable vesting requirements. The recipient may have rights to dividend equivalents.

Pursuant to Annex 2 to the Plan, restricted share unit awards may also be paid in cash or in a combination of cash and/or shares, as applicable.

A grant of restricted share units will be subject to non-transferability restrictions and forfeiture provisions and such other conditions (including conditions on dividend equivalents) as the Committee may impose at the time of grant. It is contemplated that annual grants of restricted share units will vest at the rate of 20 percent per year on anniversary dates of the date of grant, and will be fully vested at the end of 5 years from the date of grant. It is contemplated that grants of restricted share units to newly hired or promoted employees will vest at the rate of 10 percent per year on anniversaries of the date of grant, and will be fully vested at the end of 10 years from the date of grant. A different rate of vesting may be determined by the Committee.

Any restricted share units will be deemed vested after the lapse of all restrictions. The Committee may in its discretion waive any condition or restriction related to a grant of restricted share units or accelerate the dates on which a grant of restricted share units vests.

All restricted share units will be granted by way of an award deed and will be evidenced by an award agreement, as determined by the Committee. A restricted share unit award will be effective on the date of grant unless the Committee specifies otherwise.

Except as provided in an award agreement, a participant will become fully vested in all restricted share units upon retirement on or after normal retirement age (as described above), permanent and total disability, death, or involuntary termination of service as a non-employee director. A participant’s award agreement may provide only for partial acceleration, however, in these circumstances. If a participant’s employment is terminated for any other reason, or if a non-employee director terminates his or her service other than for retirement with the consent of the Board or if his or her service is terminated for cause, prior to the restricted share units becoming vested, these shares will be forfeited unless otherwise determined in the discretion of the Committee.

These restricted share units will also be granted by way of an award deed and will be evidenced by an award agreement, as determined by the Board.

Performance Share Awards and Provisions

The Committee has discretion to make grants of restricted shares and restricted share units as performance share awards, which are rights to receive shares upon satisfaction of pre-established performance goals, and such other conditions, restrictions and contingencies as the Committee may determine. At the time of the grant, the Committee will establish the maximum number of shares subject to each performance award and the performance period over which the performance applicable to the award will be measured. A performance period will not be shorter than the Company’s fiscal year. A performance award will terminate if the recipient’s employment or service terminates during the applicable performance period, except as otherwise determined by the Committee.

The receipt of shares pursuant to a performance award may be contingent upon satisfaction of performance measures and targets established by the Committee prior to the beginning of the performance period. The performance measures and targets may be made subject to adjustment for specified significant extraordinary items or events and may be absolute, relative to one or more other companies, or relative to one or more indices.

The performance measures may be based upon:

•	net income as a percentage of revenue;

•	earnings per share;

•	return on net assets employed before interest and taxes (RONAEBIT);

•	operating margin as a percentage of revenue;

•	safety performance relative to industry standards and the Company annual target;

•	strategic team goals;

•	net operating profit after taxes;

•	net operating profit after taxes per share;

•	return on invested capital;

•	return on assets or net assets;

•	total shareholder return;

•	relative total shareholder return (as compared with a performance peer group of the Company);

•	absolute return on capital employed;

•	relative return on capital employed (as compared with a performance peer group of the Company);

•	earnings before income taxes;

•	net income;

•	free cash flow;

•	free cash flow per share;

•	revenue (or any component thereof);

•	revenue growth; or

•	any other performance objective approved by the shareholders in accordance with Section 162(m).

Performance measures and targets may also relate to and be determined in terms of individual performance, and the Company’s performance when compared to comparable companies, peer or industry groups or other indexes.

To the extent that an award is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, the Committee must establish the performance goals and targets by not later than 90 days after the beginning of the performance period for which the goals relate and the outcome is substantially uncertain at the time that the required determinations are made. Additionally, the Committee may not increase any award or, except in the case of qualified terminations of employment or service, waive the achievement of any specified goal or target. To the extent awards are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, any issuance of shares under a performance award is conditioned on the written certification of the Committee in each case that the performance goals and targets and any other material conditions were satisfied.

Performance Unit Awards and Provisions

The Committee may grant performance unit awards, which are awards payable in shares granted to an employee and paid solely on account of the attainment of a specified performance target in relation to one or more performance goals. At the time of the grant, the Committee will establish the maximum number of shares subject to each performance unit award and the performance period over which the performance applicable to the award will be measured. A performance period will not be shorter than the Company’s fiscal year. A performance award will terminate if the recipient’s employment or service terminates during the applicable performance period, except as otherwise determined by the Committee.

Pursuant to Annex 2 to the Plan, performance unit awards may also be paid in cash or in a combination of cash and/or shares.

The performance measures may be the same as those listed above for “Performance Share Awards.”

Provisions Relating to a Dissolution, Liquidation, Reorganization or Change in Control

The Plan provides certain benefits in the event of a dissolution, liquidation, reorganization or change in control of the Company. If the Company is dissolved or liquidated, all outstanding awards will immediately vest or become exercisable or payable in full, and all forfeiture restrictions will lapse, at least 30 days in advance of the effective date of the dissolution or liquidation. Any options that are not exercised will terminate on the effective date of the dissolution or liquidation.

Upon the occurrence of a reorganization, the Company will negotiate for the surviving entity or other purchaser involved to assume all of its obligations under all outstanding awards or convert all outstanding awards into awards of at least equal value as to capital shares of that surviving entity or purchaser. If that surviving entity or purchaser does not agree to assume or convert all outstanding awards, then all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse, at least 30 days in advance of the effective date of the reorganization. Any options that are not exercised will terminate on the effective date of the reorganization.

A reorganization is deemed to occur if there is:

•	scheme of arrangement;

•	a statutory merger;

•	a statutory consolidation; or

•

a sale of all of the assets of the Company, or sale, pursuant to any agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the reorganization.

If the employment of a participant is terminated without cause or if a participant resigns from his or her employment for good reason within the two-year period following a change in control of the Company, all of his or her outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse. Any share options that are not exercised by the participant will terminate 90 days after the date his or her employment terminates, or such other date as may be determined by the Committee.

For purposes of the Plan, the following constitute good reason for resignation:

•

the participant is assigned to any position which is not at least equivalent to the participant’s prior duties, responsibilities and status immediately prior to the change in control, without the participant’s written consent;

•	a reduction of the participant’s base salary or of any bonus compensation formula applicable to him or her immediately prior to the change in control;

•

a failure to maintain any of the employee benefits to which participant is entitled at a level substantially equal to or greater than the value to him or her (including participant’s dependents) of those employee benefits in effect immediately prior to the change in control or the taking of any action that would materially affect the participant’s participation in or reduce the participant’s benefits under such plans;

•	the failure to permit the same number of paid vacation days and leave that the participant was entitled to immediately prior to the change in control; or

•

requiring the participant who is based in the office of Ensco International Incorporated in Houston, Texas on the date of a change in control to be based anywhere other than within a 50-mile radius of the Ensco International Incorporated office in Houston, Texas, except for required travel or business to an extent substantially consistent with the participant’s business travel obligations immediately prior to the change in control.

A change in control shall mean the occurrence of any of the following events:

•

a change in the ownership of the Company, which occurs on the date that any one person, or more than one person acting as a group, acquires ownership of shares that, together with shares held by such person or group, constitutes more than 50 percent of the total voting power of the shares; or

•

a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

The determination of whether a change in control has occurred shall be determined by the Committee consistent with Section 409A of the Internal Revenue Code.

A change in control of the Company shall not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions immediately following which the beneficial owners of the voting shares immediately before such transaction or series of transactions continue to have a majority of the direct or indirect ownership in one or more entities which, singly or together, immediately following such transaction or series of transactions, either (a) own all or substantially all of the assets of the Company as constituted immediately prior to such transaction or series of transactions, or (b) are the ultimate parent with direct or indirect ownership of all of the voting shares after such transaction or series of transactions.

Other Modifications

In the event of specified changes in the Company’s capital structure, the Committee will have the power to adjust the number and kind of shares authorized by the Plan (including any limitations on individual awards) and the number, option exercise price or kinds of shares covered by outstanding awards. The Committee will also have the power to make other appropriate adjustments in awards under the Plan.

Other Provisions Applicable to Awards

Awards are non-transferable except by disposition on death.

The Committee may authorize the assumption of awards granted by other entities that are acquired by the Company or otherwise.

If permitted under the applicable Award Agreement, a participant may designate a primary and contingent beneficiary who shall in the event of the participant’s death (i) succeed to the participant’s right to exercise options under the terms and during the period specified in the Plan, (ii) become entitled to any settlement of the participant’s restricted share award, restricted share unit award or performance share award under the Plan and (iii) become entitled to any settlement of the participant’s performance units.

Return of Proceeds

Where the participant engages in an activity that competes with the business of the Company or any of its subsidiaries within one year after such participant voluntarily resigned or retired from his or her position as an employee or director, or his or her status as an employee or director was terminated by the Company for Cause (as defined below) (either event constituting a “Termination”) and where the participant had exercised share options, or if restricted shares or restricted share units held by the participant had vested, or if performance unit awards held by the participant had vested and become payable, within one year of the date of Termination, the Committee, in its discretion, may require the participant to remit to the Company, within five business days of receipt of written demand therefor, the following amounts, as appropriate.

If the participant exercised share options within one year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the participant’s option agreement(s) evidencing such options, the participant shall remit to the Company or its designee an amount in good funds equal to the excess of (i) the fair market value per share on the date of exercise of such option(s) multiplied by the number of shares with respect to which the options were exercised over (ii) the aggregate option exercise price for such shares.

If restricted share grants or restricted share unit grants held by the participant vested within one year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the participant’s agreement(s) evidencing such grants of restricted shares or restricted share units, the participant shall remit to the Company or its designee an amount in good funds equal to the sum of (i) the fair market value of such shares computed as of the date of vesting of such shares under a restricted share award, (ii) the fair market value of such shares computed as of the date of issuance of such shares under a restricted share unit award, or (iii) the lump sum cash payment received pursuant to a restricted share unit award.

If performance unit grants held by the participant vested within one year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the participant’s agreement(s) evidencing such grants of performance units, the participant shall remit to the Company or its designee an amount in good funds equal to the sum of (i) the fair market value of such shares issued in settlement of that performance unit award, if any, computed as of the date of issuance of such shares or (ii) the lump sum cash payment received pursuant to a performance unit award.

For purposes of the above, Cause is defined as and limited to (i) gross misconduct or gross neglect by the participant in the discharge of his or her duties as an employee or director, (ii) the breach by the participant of any policy or written agreement with the Company or any of its subsidiaries, including, without limitation, the Company’s Code of Business Conduct Policy and any employment or non-disclosure agreement, (iii) proven dishonesty in the performance of the participant’s duties, (iv) the participant’s conviction or plea of guilty or nolo contendere to a felony or crime of moral turpitude, or (v) the participant’s alcohol or drug abuse. The participant shall be deemed to have been dismissed for Cause when a resolution duly adopted by the Board or the Committee at a meeting duly called and held for the purpose has been delivered to the participant. This resolution shall specify the particulars in detail and shall state that in the good faith and reasonable opinion of the Board or Committee, the participant was guilty of the relevant conduct set forth above. The participant, together with his or her counsel, is entitled to meet with, and to be heard by, the Board or Committee before the issuance of such resolution.

Term and Amendment of Plan

The Plan is effective 1 January 2012 subject to approval by the Company’s shareholders at the annual general meeting. No awards may be granted under the Plan after 31 December 2021 and the Plan terminates once all awards have been satisfied, exercised or expire. The Committee, in its discretion, may terminate the Plan at any time with respect to any shares for which awards have not previously been granted.

The Committee may amend the Plan at any time; however, any change that would negatively impact the rights of a participant with respect to an outstanding award must be agreed upon by the participant. The Committee must receive shareholder approval of any change in the class of eligible individuals, increase in the number of shares that may be issued under the Plan, or other material revision determined under the rules of the NYSE.

United States Federal Income Tax Consequences

The following is a brief summary of certain of the United States federal income tax consequences relating to the Plan based on federal income tax laws currently in effect. This summary does not discuss tax consequences in any country other than the United States. This summary applies to the Plan as normally operated and is not intended to provide or supplement tax advice to employees or non-employee directors. This summary contains general statements based on current United States federal income tax statutes, regulations and guidance. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes. The Plan is not qualified under Section 401(a) of the Internal Revenue Code.

The Internal Revenue Code provides that a participant receiving an NSO ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize income upon the exercise of an NSO to the extent that the fair market value of the shares on the date of exercise exceeds the option exercise price. The Company (or the subsidiary of the Company for which the participant performs services) is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. This deduction is conditioned on reporting federal income tax with respect to the amount of that compensation. When the participant sells the shares acquired pursuant to an NSO, any gain or loss will be capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands, although there will be no tax consequences for the Company. Under current law, if the shares are held by participant for at least one year, any gain will be treated as long-term capital gain.

The grant of an ISO does not result in taxable income to an employee. The exercise of an ISO also does not result in taxable income, provided that the circumstances satisfy the employment and statutory holding period requirements in the Internal Revenue Code. However, the exercise of an ISO may give rise to alternative minimum tax liability for the participant, which in individual cases could reduce or eliminate any tax benefits to them of an ISO under the Plan. In addition, if the employee does not dispose of the shares acquired upon exercise of an ISO during the statutory holding period, then any gain or loss upon subsequent sale of the shares will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands.

The statutory holding period lasts until the later of:

•	two years from the date the ISO is granted; and

•	one year from the date the shares are transferred to the employee pursuant to the exercise of the ISO.

If the employment and statutory holding period requirements are satisfied, neither the Company nor the subsidiary for which the participant performs service may claim any United States federal income tax deduction upon either the exercise of the ISO or the subsequent sale of the shares received upon exercise. If both of these requirements are not satisfied, the amount of ordinary income taxable to the participant is the lesser of:

•	the fair market value of the shares on the date of exercise minus the option exercise price; and

•	the amount realized on disposition minus the option exercise price.

Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the employee’s hands. The Company (or the subsidiary of the Company for which the participant performs services) is entitled to a federal income tax deduction in an amount equal to any ordinary income realized by the employee because both statutory holding requirements are not met.

If a participant exercises an ISO using a cashless exercise, the statutory holding period requirements will not be satisfied with respect to the shares sold in the exercise to pay the exercise price.

An award of restricted shares does not result in taxable income to the participant on the date of grant. Under Section 83(b) of the Internal Revenue Code, a participant may elect to include in ordinary income, as compensation at the time restricted shares are first issued, the fair market value of the shares at the time of issuance. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted share award until the shares are no longer subject to the restrictions or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the participant will recognize ordinary income in an amount equal to the fair market value of the shares on the date of lapse. Any cash dividends or other distributions paid with respect to the restricted shares prior to the lapse of the restrictions or risk of forfeiture will be included in the participant’s ordinary income as compensation at the time of receipt.

If restricted share units are granted whereby one unit entitles the participant to receive one share only upon fulfilment of the vesting restrictions, a participant will not recognize any taxable income upon the award of the units. At the time the participant is issued shares because the vesting restrictions have been fulfilled, the fair market value of the shares received, and, if any cash paid, the amount of the cash paid, generally is taxable to the participant as ordinary income. Any cash dividend equivalents or other distributions paid with respect to the restricted share units prior to the lapse of the restrictions or risk of forfeiture will be included in the participant’s ordinary income as compensation at the time of receipt.

Generally, a participant will not recognize any taxable income upon the award of performance shares or performance units. At the time the participant is issued shares because the performance measures under the award have been satisfied, the fair market value of the shares received, and, if any cash paid, the amount of the cash paid in payment for such awards, generally is taxable to the participant as ordinary income.

As a general rule, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that a participant recognizes ordinary income from awards under the Plan. The amount of the deduction is the amount of the award that is considered reasonable compensation under the Internal Revenue Code, provided that the participant’s employer properly reports such compensation on the participant’s Form W-2.

If, subsequent to the lapse of restrictions on shares or the receipt of shares in the case of restricted share units, performance shares and performance unit awards, the participant sells such shares, the difference, if any, between the amount realized from such sale and the tax basis of such shares to the participant will be taxed as long-term capital gain or loss depending on whether the participant’s holding period for such shares exceeds the applicable holding period at the time of such sale.

Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to its principal executive officer or any one of the three other most highly compensated officers, other than the principal financial officer, who are employed by it on the last day of the taxable year, but does not disallow a deduction for performance-based compensation if the material terms thereof are disclosed to and approved by its shareholders. Compensation income resulting from the lapse of restrictions on restricted share awards and restricted share unit awards will be subject to the Section 162(m) limitation. The Company has structured and intends to implement the Plan so that compensation resulting from the exercise of NSOs and the grant of performance shares and performance units may be performance-based compensation. To allow the Company to qualify the compensation, it is seeking shareholder approval of the Plan and the material terms of the related performance goals.

The exercisability of a share option, the payment of a performance share award or a performance unit award, or the elimination of restrictions on restricted shares and restricted share units, may be accelerated, and special settlement rights may be triggered and exercised, as a result of a reorganization or change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be a parachute payment. This is relevant for determining whether a 20 percent excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Internal Revenue Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

Inapplicability of ERISA

Based upon current law and published interpretations, the Company does not believe that the Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Shareholder approval is required to approve the Plan and the performance measures described above. No grants will be made under the Plan unless and until such shareholder approval is obtained.

The Board recommends that shareholders vote FOR the ordinary resolution in proposal 9 to approve the 2012 Long-Term Incentive Plan.

PROPOSAL 10

A NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are providing our shareholders the opportunity to cast a non-binding advisory vote on the compensation of our NEOs, which is described in the CD&A and Executive Compensation sections of this proxy statement.

Our executive compensation program is designed to provide a competitive level of compensation necessary to attract, employ, retain and reward individuals and to motivate them to lead us to achieve short-term and long-term business objectives that enhance shareholder value.

Overall operational efficiency and safety performance are among our core values and key business objectives. Achievement of these objectives is measured against specific annual goals and published industry safety standards and serves as a means of determining performance-based compensation. Our executive bonus and long-term incentive compensation philosophy includes the concept that such compensation should increase when we have strong financial performance and should decline when we have weak financial performance. Our philosophy is also grounded in the principle that the creation of shareholder value is a paramount measure of executive officer performance and overall compensation.

Shareholders are urged to read the CD&A section of this proxy statement, which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy. We believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

Because this vote is advisory it will not be binding upon our Board. However, we value constructive dialogue on executive compensation and other important governance topics with our shareholders and encourage all shareholders to vote their shares on this matter. We will take into account the outcome of this vote when considering future executive compensation arrangements. We currently intend to hold this vote annually.

The Board recommends that shareholders vote FOR the approval of the overall compensation of our named executive officers, as described in the CD&A and Executive Compensation sections set forth in this proxy statement.

Unless otherwise instructed, the persons designated as proxies will vote all proxies received FOR the resolution in proposal 10.

U.K. STATUTORY ACCOUNTS AND REPORTS OF THE DIRECTORS AND AUDITORS OF ENSCO PLC FOR THE YEAR ENDED 31 DECEMBER 2011

Our directors are required by the U.K. Companies Act 2006 to lay before the Company our U.K. statutory accounts, the U.K. statutory directors’ report and the auditors’ report relating to those accounts at each annual general meeting. Accordingly, our Board lays before the Meeting the Ensco plc U.K. statutory accounts and the U.K. statutory directors’ report, each of which has been approved by and signed on behalf of our Board, and the auditors’ report for the year ended 31 December 2011, all of which will be delivered to the Registrar of Companies in the U.K. following the Meeting. Copies of our U.K. statutory accounts, the U.K. statutory directors’ report, and the auditors’ report for the year ended 31 December 2011 have been included in our annual report to shareholders accompanying this proxy statement. The shareholders will be provided an opportunity to raise questions in relation to the accounts and reports at the Meeting. The full accounts and reports of Ensco plc will be available for inspection prior to and during the Meeting.

GENERAL AND OTHER MATTERS

Proposals 1 through 10 are the only matters that will be brought before the Meeting. As noted above, during the Meeting our Board will lay before the Company our U.K. statutory accounts, the U.K. statutory directors’ report, and the auditors’ report for the year ended 31 December 2011 and provide an opportunity for shareholders to raise questions in relation to the accounts and reports.

Article 45.2 of our Articles of Association limits the business transacted at the Meeting to the purposes stated in the Notice.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Class A ordinary shares (“Section 16 reports”). Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish us copies of all Section 16(a) forms they file.

To our knowledge, based solely upon review of the copies of such reports furnished to us during the year ended 31 December 2011 and on written representations from our directors and executive officers, all Section 16 reports applicable to our directors, executive officers and beneficial holders of more than 10% of any class of our equity securities were filed on a timely basis except one Form 4 for each of Messrs. Chadwick and Knowlton that, due to a clerical error, did not report shares withheld upon vesting of restricted shares in a timely manner.

HOUSEHOLDING OF SHAREHOLDER MATERIALS

We participate, and some brokers, banks, trusts and other nominee record holders may be participating, in the practice of householding proxy materials. This procedure allows multiple shareholders residing at the same address the convenience of receiving a single Notice of Internet Availability of Proxy Materials, proxy statement and Annual Report, as applicable. You may request a separate copy of the proxy statement and the 2011 Annual Report by calling 1-800-579-1639 or e-mailing sendmaterial@proxyvote.com. You also may request paper copies when prompted after you vote at www.proxyvote.com.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON 22 MAY 2012

We provide shareholders access to the proxy materials for the Meeting over the Internet as permitted under applicable rules. We believe the rules enable us to provide shareholders the information they need in a timelier manner, while lowering the costs of printing and delivering the proxy materials.

To access and review the proxy materials for the 2012 Meeting, go to www.proxyvote.com and follow the instructions on the website.

We encourage you to access and review all information contained in the proxy materials before voting. If you would like to attend the Meeting in person, please refer to Notice of Annual General Meeting of Shareholders included with this proxy statement.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS FOR THE

2013 ANNUAL GENERAL MEETING

Any of our shareholders intending to present a proposal at the 2013 annual general meeting must deliver such proposal to our principal executive offices, in writing and in accordance with SEC Rule 14a-8, no later than 10 December 2012, for inclusion in the proxy statement related to that meeting. The proposal should be delivered to our secretary by certified mail, return receipt requested.

In addition, apart from the SEC Rule 14a-8 process described above, a shareholder whose proposal is not included in the proxy statement related to the 2013 annual general meeting, but who still intends to submit a proposal at that meeting, is required by our Articles of Association to deliver such proposal, in proper form, in writing, to our secretary at our principal executive offices and to provide certain other information, not earlier than the close of business on the 75th day and not later than the close of business on the 50th day prior to the first anniversary of the preceding year’s annual general meeting, subject to any other requirements of law; provided, however, that (i) in the event that the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 75th day prior to the date of such annual general meeting and not later than the close of business on the later of the 50th day prior to the date of such annual general meeting or, (ii) if the first public announcement of the date of such annual general meeting is less than 65 days prior to the date of such annual general meeting, the 15th day following the day on which public announcement of the date of such meeting is first made. In the case of the 2013 annual general meeting, references to the anniversary date of the preceding year’s annual general meeting shall mean the first anniversary of 22 May 2012.

Any such proposal must also comply with the other provisions contained in our Articles of Association relating to shareholder proposals, including provision of the information specified in our Articles of Association, such as information concerning the nominee of the proposal, and the shareholder and the beneficial owner, as the case may be. Any proposals that do not meet the requirements set forth in our Articles of Association, other than proposals submitted in compliance with the SEC Rule 14a-8 under the Exchange Act, will be declared out of order and will not be considered at the 2013 annual general meeting.

OTHER MATTERS

The Company has not been notified of, and our Board is not aware of, any other matters to be presented for action at the Meeting.

The following materials are being distributed to shareholders with this proxy statement: the letter to shareholders from our Chairman, President and Chief Executive Officer and our 2011 annual report to shareholders, which includes our consolidated financial statements for the year ended 31 December 2011 filed in our annual report on Form 10-K with the SEC and also includes our U.K. statutory accounts and reports of the directors and auditors of Ensco. None of these materials constitute a part of the proxy soliciting material.

Upon request in writing, we will provide each person solicited by this proxy statement, without charge except for exhibits, a copy of our Annual Report on Form 10-K for the year ended 31 December 2011 as filed with the SEC, including the financial statements and financial statement schedules. Please direct your request to our Investor Relations Department, 5847 San Felipe, Suite 3300, Houston, Texas 77057.

Whether or not you intend to be present at the Meeting, we urge you to vote your shares.

By Order of the Board,

Brady K. Long
Vice President, General Counsel and Secretary

3 April 2012

Annex A

ENSCO PLC

2012 LONG-TERM INCENTIVE PLAN

SECTION 1

ESTABLISHMENT AND PURPOSE

(a) Effective Date; Shareholder Approval. This Plan is effective as of 1 January 2012, and applicable to the Awards granted to each Participant after prior approval of the Committee and by a vote at the Company’s 2012 annual general meeting of shareholders (the “2012 Annual Meeting”) of the owners of at least a majority of the Shares, present in person or by proxy and entitled to vote at the 2012 Annual Meeting. The Ensco International Incorporated 2005 Long-Term Incentive Plan, As Revised and Restated on 22 December 2009 and As Assumed by Ensco plc as of 23 December 2009 (the “2005 LTIP”), and the Ensco International Incorporated 1998 Incentive Plan (the “1998 Incentive Plan”) shall continue to apply to and govern the determination, exercise and payment of respective options and awards granted under the 2005 LTIP and the 1998 Incentive Plan prior to the 2012 Annual Meeting; provided that no options or awards may be granted under the 2005 LTIP after the 2012 Annual Meeting if this Plan is approved at that meeting and no options were permitted to be granted under the 1998 Incentive Plan after the 2005 annual meeting of the ENSCO International Incorporated stockholders. If this Plan is not approved by the shareholders of the Company at the 2012 Annual Meeting, the 2005 LTIP shall continue after that meeting for purposes of granting additional options and awards with respect to the Shares which remain available under that plan.

(b) Purpose. This Plan has been established to (i) offer selected Employees, including officers, of the Company or its Subsidiaries an equity ownership or related financial interest and opportunity to participate in the growth and financial success of the Company and to accumulate capital for retirement on a competitive basis, (ii) provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, (iii) create long-term value and encourage equity participation in the Company by eligible Participants by making available to them the benefits of a larger equity ownership in the Company or related financial interest through share options, restricted share awards, restricted share unit awards and performance unit awards, (iv) provide incentives to such Employees by means of market-driven and performance-related incentives to achieve long-term performance goals and measures, and (v) promote the growth and success of the Company’s business by aligning the financial interests of Employees with that of the other holders of equity in the Company. Toward these objectives, this Plan provides for the grant of Options, Restricted Share Awards, some of which may be Performance Awards, Restricted Share Unit Awards, some of which may be Performance Awards, and Performance Unit Awards.

Through this Plan, the Company intends to provide additional benefits to a select group of management or highly compensated employees of the Company and its Subsidiaries. Accordingly, it is intended that this Plan shall not constitute a “qualified plan” subject to the limitations of Section 401(a) of the Code, nor shall it constitute a “funded plan” for purposes of such requirements. It is also intended that this Plan shall be exempt from the participation and vesting requirements of Part 2 of Title I of ERISA, the funding requirements of Part 3 of Title I of ERISA, and the fiduciary requirements of Part 4 of Title I of ERISA by reason of the exclusions afforded plans which are unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

Each Participant or Beneficiary shall have the status of an unsecured general creditor of the Company as to this Plan and/or any asset identified specifically by the Company as a reserve for the discharge of its obligations under this Plan.

Ensco plc 2012 Long-Term Incentive Plan	Page 1

SECTION 2

DEFINITIONS

For purposes of this Plan, the following terms have the following meanings, unless another definition is clearly indicated by particular usage and context:

“Act” shall mean the U.K. Companies Act 2006.

“ADR” shall mean an American depositary receipt which evidences an ADS representing a Class A Ordinary Share.

“ADS” shall mean an American depositary share which represents a Class A Ordinary Share and evidenced by an ADR.

“Award” shall mean any Option, Restricted Share Award, Restricted Share Unit Award, Performance Award, Performance Unit Award, or any other right, interest or option relating to Shares whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions, and limitations as the Committee may establish and set forth in the applicable Award Agreement in order to fulfill the objectives of this Plan.

“Award Agreement” shall mean a written agreement between the Company and a Participant who is an Employee setting forth the terms, conditions and limitations applicable to an Award, including any amendments thereto.

“Award Deed” shall mean a deed executed by the Company evidencing the grant of an Award under this Plan.

“Board” shall mean the board of directors of the Company, as duly elected from time to time.

“Change in Control” shall mean the occurrence of any of the following events: (a) a change in the ownership of the Company, which occurs on the date that any one person, or more than one person acting as a group, acquires ownership of Shares that, together with Shares held by such person or group, constitutes more than 50% of the total voting power of the Shares, or (b) a majority of the members of the Board is replaced during any twelve (12)-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. The determination of whether a Change in Control has occurred shall be determined by the Committee consistent with Section 409A of the Code.

Notwithstanding the foregoing, a “Change in Control” of the Company shall not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions immediately following which the beneficial owners of the voting Shares immediately before such transaction or series of transactions continue to have a majority of the direct or indirect ownership in one or more entities which, singly or together, immediately following such transaction or series of transactions, either (a) own all or substantially all of the assets of the Company as constituted immediately prior to such transaction or series of transactions, or (b) are the ultimate parent with direct or indirect ownership of all of the voting Shares after such transaction or series of transactions.

For further clarification, a “Change in Control” of the Company shall not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions effected for the purpose of changing the place of incorporation or form of organization of the Company or the ultimate parent company of the Company and its Subsidiaries

“Class A Ordinary Share” shall mean a Class A ordinary share in the Company, nominal value U.S.$0.10 per share.

Ensco plc 2012 Long-Term Incentive Plan	Page 2

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended, and any successor statute. Reference in this Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated under such section by the U.S. Department of Treasury.

“Committee” shall mean the Compensation Committee of the Board, the Executive Compensation Subcommittee of the Compensation Committee of the Board or such other Committee or subcommittee as may be appointed by the Board from time to time, which shall be comprised solely of two or more persons who are Disinterested Directors.

“Company” shall mean Ensco plc, a public limited company incorporated under the laws of England and Wales, or any successor thereto.

“Covered Employee” shall mean an Employee who would be subject to Section 162(m) of the Code such that on the last day of the taxable year, the Employee (a) is the principal executive officer of the Company (or is acting in such capacity), or (b) if the total compensation of such Employee for that taxable year is required to be reported to shareholders of the Company under the Exchange Act by reason of such Employee being among the three highest compensated officers of the Company for that taxable year (other than the principal executive officer or the principal financial officer of the Company) as determined pursuant to the executive compensation disclosure rules under the Exchange Act contained in Item 402 of Regulation S-K, as amended by the U.S. Securities and Exchange Commission on 8 September 2006.

“Date of Grant” shall mean the date on which the Committee resolves to grant an Award to a Participant and the Award is granted by way of an Award Deed.

“Director” shall mean a member of the Board.

“Disinterested Director” shall mean a member of the Board who is (a) a Non-Employee Director, if required by the Charter of the Committee, (b) an Outside Director, and (c) “independent” within the meaning of the applicable rules and regulations of the U.S. Securities and Exchange Commission and the New York Stock Exchange (or, in each case, any successor provision or term).

“Effective Date” shall mean 1 January 2012.

“Employee” shall include every individual performing Services for the Company or its Subsidiaries if the relationship between such individual and the Company or its Subsidiaries is the legal relationship of employer and employee. This definition of “Employee” is qualified in its entirety and is subject to the definition set forth in Section 3401(c) of the Code.

“ERISA” shall mean the U.S. Employee Retirement Income Security Act of 1974, as amended, and any successor statute. Reference in this Plan to any section of ERISA shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated under such section by the U.S. Department of Labor.

“Employee Taxes” shall mean any federal, state, local income taxes and/or other taxes imposed by the Host Country and/or country of the Participant’s residence.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and as interpreted by the rules and regulations promulgated thereunder.

Ensco plc 2012 Long-Term Incentive Plan	Page 3

“Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Option Agreement, but in no event less than the Fair Market Value of a Share on the Date of Grant of the Option.

“Fair Market Value” shall mean the closing market price per Share at which that security is traded on the New York Stock Exchange or, if not traded on the New York Stock Exchange, such other principal U.S. securities exchange for such security as may be applicable on the Date of Grant or such other date of determination. If at any time that security is not traded on the New York Stock Exchange or another principal U.S. market, the fair market value per Share of the securities on the Date of Grant or such other date of determination shall be determined in good faith by the Committee by the reasonable application by the Committee of a reasonable valuation method in accordance with the U.S. Treasury regulations under Section 409A of the Code.

“Host Country” shall mean the country or residence of the Company or its Subsidiary which has the legal relationship of employer and employee with the Employee.

“ISO” shall mean an Option which is granted to an individual, is designated in the Option Agreement to be an ISO, and which meets the requirements of Section 422(b) of the Code, pursuant to which the Optionee has no tax consequences resulting from the grant or, subject to certain holding period requirements, exercise of the option and, if those holding period requirements are satisfied, the employer is not entitled to a business expense deduction with respect thereto.

“NSO” shall mean an Option not intended to be or which does not qualify as an ISO.

“Non-Employee Director” shall mean a Director of the Company who either (a) is not an Employee or Officer, does not receive compensation (directly or indirectly) from the Company or a Subsidiary in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K, or (b) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

“Normal Retirement Age” shall mean with respect to a Participant who is an Officer or Employee the later of (a) his or her 65th birthday, or (b) the date a Participant has credit for a “period of service” under the Ensco Savings Plan of at least twenty (20) years, considering for purposes of this Plan (i) with respect to any Participant hired before 1 January 2005, any other prior service recognized previously by the Company as of his or her date of hire by the Company or any Subsidiary, and (ii) with respect to any Participant hired after 1 January 2005, any other prior service recognized by the Committee. The Committee, in its discretion, may consider such a Participant whose employment terminates after his or her 62nd birthday but prior to satisfying the requirements specified in the preceding sentence to have retired on or after his or her Normal Retirement Age.

“Officer” shall mean a person who is an “officer” of the Company or any Subsidiary within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

“Option” shall mean either an ISO or NSO, as the context requires, granted pursuant to Section 6.

“Option Agreement” shall mean the agreement executed between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the granting of an Option, including any amendments thereto.

“Optionee” shall mean a Participant who holds an Option.

Ensco plc 2012 Long-Term Incentive Plan	Page 4

“Outside Director” shall mean a Director of the Company who either (a) is not a current employee of the Company or an “affiliated corporation” (within the meaning of the U.S. Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax-qualified pension plan), has not been an officer of the Company or an “affiliated corporation” at any time and is not currently receiving (within the meaning of the U.S. Treasury regulations promulgated under Section 162(m) of the Code) direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (b) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

“Participants” shall mean those individuals described in Section 1 selected by the Committee who are eligible under Section 4 for grants of Awards.

“Performance Awards” shall mean a Restricted Share Award or Restricted Share Unit Award granted to a Participant who is an Employee that becomes vested and earned solely on account of the attainment of a specified performance target in relation to one or more Performance Goals, and which is subject to such applicable terms, conditions, and limitations as the Committee may establish and set forth in the applicable Award Agreement in order to fulfill the objectives of this Plan.

“Performance Goals” shall mean, with respect to any Performance Award or Performance Unit Award, the business criteria (and related factors) selected by the Committee to measure the level of performance of the Company during the Performance Period, in each case, prepared on the same basis as the financial statements published for financial reporting purposes, except as adjusted pursuant to Section 7(i)(iv), Section 8(g)(iv) or Section 9(g)(i). The Committee may select as the Performance Goal for a Performance Period any one or combination of the following Company measures, as interpreted and defined by the Committee, which measures (to the extent applicable) will be determined in accordance with U.S. GAAP:

(a)	net income as a percentage of revenue;

(b)	earnings per share;

(c)	return on net assets employed before interest and taxes (RONAEBIT);

(d)	operating margin as a percentage of revenue;

(e)	safety performance relative to industry standards and the Company annual target;

(f)	environmental performance;

(g)	strategic team goals;

(h)	net operating profit after taxes;

(i)	net operating profit after taxes per share;

(j)	return on invested capital;

(k)	return on assets or net assets;

(l)	total shareholder return;

(m)	relative total shareholder return (as compared with a peer group of the Company);

(n)	absolute return on capital employed;

(o)	relative return on capital employed (as compared with a peer group of the Company);

(p)	earnings before income taxes;

(q)	net income;

(r)	free cash flow;

(s)	free cash flow per share;

Ensco plc 2012 Long-Term Incentive Plan	Page 5

(t)	revenue (or any component thereof);

(u)	revenue growth; or

(v)	if applicable, any other performance objective approved by the holders of Shares, in accordance with Section 162(m) of the Code.

As of the Effective Date, the Committee has determined to determine the vesting and earning of Performance Awards and Performance Unit Awards on the attainment of a specific performance target in relation to the three Performance Goals listed above in paragraphs (l)-(n).

“Performance Period” shall mean that period established by the Committee at the time any Performance Award or Performance Unit Award is granted or, except in the case of any grant to a Covered Employee, at any time thereafter, during which any Performance Goals specified by the Committee with respect to such Award are to be measured.

“Performance Unit Award” shall mean an Award payable in Shares granted to a Participant who is an Employee that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Goals, and which is subject to such applicable terms, conditions, and limitations as the Committee may establish and set forth in the applicable Award Agreement in order to fulfill the objectives of this Plan.

“Permanent and Total Disability” shall mean that an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to suffer from Permanent and Total Disability unless such individual furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may reasonably require.

“Plan” shall mean this Ensco plc 2012 Long-Term Incentive Plan, as amended from time to time.

“Plan Maximum” shall have that meaning set forth in Section 5(a).

“Plan Schedule” shall mean a schedule that constitutes a part of this Plan and details certain particulars with respect to this Plan and Performance Awards and Performance Unit Awards hereunder for one or more Performance Periods, including the relative Performance Goals, specific performance factors and targets related to these Performance Goals, award criteria, and the targeted amounts of each Performance Award and Performance Unit Award granted to a Participant. Each Plan Schedule shall be adopted by the Committee or shall be prepared by the appropriate officers of the Company based on resolutions, minutes or consents adopted by the Committee. There may be more than one Plan Schedule under this Plan. Each Plan Schedule is incorporated herein by reference and thereby made a part of this Plan, and references herein to this Plan shall include the Plan Schedule.

“Regulation S-K” shall mean Regulation S-K promulgated under the U.S. Securities Act of 1933, as it may be amended from time to time, and any successor to Regulation S-K. Reference in this Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.

“Restricted Share” shall have the meaning set forth in Section 7(a).

“Restricted Share Award” shall mean a grant of Restricted Shares, subject to any vesting restrictions that the Committee, in its discretion, may impose.

“Restricted Share Unit” shall have the meaning set forth in Section 8(a).

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“Restricted Share Unit Award” shall mean a grant of Restricted Share Units, subject to any vesting restrictions that the Committee, in its discretion, may impose.

“Retirement” shall mean an Employee’s separation from Service with the Company and all Subsidiaries for a reason other than Cause on or after attaining Normal Retirement Age.

“Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act and any successor to Rule 16b-3.

“Services” shall mean services rendered to the Company or any of its Subsidiaries as an Employee. In order for a Participant’s Services to be considered to have terminated for purposes of Section 11(c) and Section 15(b), such Retirement or other termination of employment must constitute a “separation from service” within the meaning of U.S. Treasury Regulation §1.409A-1(h)(1).

“Share” shall mean either a (i) an ADS or (ii) if the Class A Ordinary Shares are listed on the New York Stock Exchange or another securities exchange designated by the Committee, a Class A Ordinary Share, as adjusted in accordance with Section 11 (if applicable).

“Specified Employee” shall mean an Employee for each twelve (12)-consecutive month period that begins on any April 1st and immediately follows a calendar year during which such Employee was, at any time during that calendar year:

(a) an officer of the Company or any Subsidiary having annual compensation greater than $160,000 (as adjusted under Section 416(i)(1) of the Code);

(b) a more than five-percent owner of the Company or any Subsidiary; or

(c) a more than one-percent owner of the Company or any Subsidiary having annual compensation from the Company and all Subsidiaries of more than $150,000.

For this purpose, “annual compensation” shall mean annual compensation as defined in Section 415(c)(3) of the Code, which includes amounts contributed by the Company and all Subsidiaries pursuant to a salary reduction agreement which are excludable from the Participant’s gross income under Section 125, 402(e)(3), 402(h)(1)(B), 408(p)(2)(A)(i), 457 or 403(b) of the Code, and elective amounts that are not includible in the gross income of the Participant by reason of Section 132(f)(4) of the Code. For this purpose, no more than 50 Employees (or, if lesser, the greater of three or ten percent of the Employees) shall be treated as officers. The constructive ownership rules of Section 318 of the Code (or the principles of that section, in the case of an unincorporated Subsidiary) shall apply to determine ownership in each Subsidiary.

“Subsidiary” shall mean (a) for purposes of Awards other than Performance Unit Awards, any corporation or legal entity as to which more than fifty percent (50%) of the outstanding voting shares or interests shall now or hereafter be owned or controlled, directly by a person, any Subsidiary of such person, or any Subsidiary of such Subsidiary, and (b) for purposes of Performance Unit Awards, a corporation that is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company, any trade or business (whether or not incorporated) which are in common control (as defined in Section 414(c) of the Code) with the Company, or any entity that is a member of the same affiliated service group (as defined in Section 414(m) of the Code) as the Company. For purposes of the definition of Employee, Subsidiary shall mean a subsidiary within the meaning of Section 1159 of the Act.

“Tax Equalization” or “Hypothetical Tax” shall mean the methodology established by the Company, either through general personnel policies or specific agreement, to neutralize, in whole or in part, the tax consequences to Employees assigned to locations outside of the Employee’s home country.

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“Ten-Percent Holder” shall mean a person that owns more than ten percent (10%) of the total combined voting power of all classes of outstanding shares of the Company or any of its Subsidiaries, taking into account the attribution rules set forth in Section 424 of the Code. For purposes of this definition of “Ten-Percent Holder,” the term “outstanding share” shall include all shares (including shares) actually issued and outstanding immediately after the grant of an Option to an Optionee. “Outstanding share” shall not include reacquired shares or shares authorized for issuance under outstanding Options held by the Optionee or by any other person.

“U.S. GAAP” shall mean generally accepted accounting principles in the U.S.

SECTION 3

ADMINISTRATION

(a) General Administration. This Plan shall be administered by the Committee.

(b) Authority of Committee. The Committee shall administer this Plan so as to comply at all times with the Exchange Act (if applicable) and, subject to the Code and the Act, shall otherwise have sole and absolute and final authority to interpret this Plan and to make all determinations specified in or permitted by this Plan or deemed necessary or desirable for its administration or for the conduct of the Committee’s business, including, without limitation, the authority to take the following actions:

(i)	To interpret and administer this Plan and to apply its provisions;

(ii)	To adopt, amend or rescind rules, procedures and forms relating to this Plan;

(iii)	To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

(iv)	Unless otherwise specified by the terms of this Plan, to determine when Awards are to be granted under this Plan;

(v)	Unless otherwise specified by the terms of this Plan, to select the Employees and Participants to whom Awards may be awarded from time to time;

(vi)	Unless otherwise specified by the terms of this Plan, to determine the type or types of Award to be granted to each Participant hereunder;

(vii)	Unless otherwise specified by the terms of this Plan, to determine (A) the number of Shares to be made subject to each Award other than a Performance Unit Award, and (B) the potential value to be made subject to each Performance Unit Award;

(viii)	To determine the Fair Market Value of the Shares and the exercise price per Share of Awards to be granted;

(ix)	Unless otherwise specified by the terms of this Plan, to prescribe the terms, conditions and restrictions, not inconsistent with the provisions of this Plan, of any Award granted hereunder and, with the consent of the Participants, modify or amend each Award;

(x)	To determine whether, to what extent, and under what circumstances Awards may be reduced, canceled or suspended;

(xi)	To amend or modify (A) any outstanding Performance Awards, in its discretion, in accordance with Section 7(i)(iv) and Section 8(g)(iv), and (B) any outstanding Performance Unit Awards, in its discretion in accordance, with Section 9(g)(i);

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(xii)	To establish procedures for an Optionee (A) to have withheld from the total number of Shares to be acquired upon the exercise of an Option that number of Shares having a Fair Market Value on the date of exercise, which, together with such cash as shall be paid in respect of a fractional Share, shall equal the Exercise Price, and (B) to exercise an Option by way of a cashless exercise pursuant to which the Optionee instructs the Company’s designee to sell some or all of the Shares subject to the exercised portion of the Option and deliver promptly to the Company the amount of the sales proceeds sufficient to pay the Exercise Price;

(xiii)	To establish procedures whereby a number of Shares may be (A) withheld from the total number of Shares to be issued upon exercise of an Option or upon settlement of any Restricted Share Unit Award, (B) sold by way of a “cashless exercise” arranged by the Company’s designee upon exercise of an Option, or (C) surrendered by a Participant to the Company or its designee in connection with the exercise of an Option, or the vesting of any Restricted Share Award or upon the settlement of any Restricted Share Unit Award, or upon the settlement of any Performance Unit Award, to meet the obligation of the Company or any of its Subsidiaries with respect to withholding of Host Country or country of the Participant’s residence or citizenship, if applicable, Employee Taxes incurred by the Participant upon such exercise, surrender, vesting or settlement or to meet the obligation of the Participant, if any, to the Company or any of its Subsidiaries under the Company’s Tax Equalization or Hypothetical Tax policies or specific agreements relating thereto;

(xiv)	To establish and interpret Performance Goals and the specific performance factors and targets in relation to the Performance Goals in connection with any grant of Performance Awards or Performance Unit Awards; provided that in any case, the Performance Goals may be based on either a single period or cumulative results, aggregate or per-share data or results computed independently or with respect to a peer group;

(xv)	Evaluate the level of performance over a Performance Period and certify the level of performance attained with respect to Performance Goals and specific performance factors and targets related to Performance Goals;

(xvi)	Waive or amend any terms, conditions, restriction or limitation on an Award, except that the prohibition on the repricing of Options, as described in Section 6(h), may not be waived;

(xvii)	Make any adjustments to this Plan (including but not limited to adjustment of the number of Shares available under this Plan or any Award) and any Award granted under this Plan, as may be appropriate pursuant to Section 11;

(xviii)	Notwithstanding the provisions of Section 15(b), to issue Awards of Options, Restricted Shares, Restricted Share Units, or any of them, which, in the Committee’s discretion, (A) will not be subject to accelerated vesting and, as respects Options, may not remain exercisable for the entire Option term upon retirement by a Participant on or after his or her Normal Retirement Age, and/or (B) for Awards with respect to any Participants who will attain Normal Retirement Age within a specified period of time following the Date of Grant, will be subject to accelerated vesting upon a specified deferred date following the achievement of Normal Retirement Age and, as respects Options, may remain exercisable for all or a portion of the entire Option term upon that specified deferred date following achievement of Normal Retirement Age, all as shall be determined by the Committee and stated in the Award;

(xix)

Notwithstanding the provisions of Sections 15(b), (c) and (d), to issue Performance Unit Awards which, in the Committee’s discretion, (A) will not be subject to automatic accelerated vesting and determination upon Retirement by a Participant on a pro rata basis for that Performance Period by comparing the actual level of performance to the specific targets related to his or her Performance Unit Award as of the date of his or her Retirement that may cause a portion of the targeted amount under the Performance Unit Award to become payable, and/or (B) for Performance Unit Awards with respect to

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any Participants who will attain Normal Retirement Age within a specified period of time following the Date of Grant, will be subject to accelerated vesting and determination described in clause (A) upon a specified deferred date following the achievement of Normal Retirement Age, all as shall be determined by the Committee and stated in the Performance Unit Award;

(xx)	Notwithstanding the provisions of Section 11(c), to issue Awards of Restricted Shares and Restricted Share Units which, in the Committee’s discretion, will not be subject to automatic waiver of the remaining restrictions and accelerated vesting if the employment of the Participant is terminated for certain reasons specified in Section 11(c) within the two-year period following a Change in Control of the Company, as shall be determined by the Committee and stated in the Award;

(xxi)	Notwithstanding the provisions of Section 11(c), to issue Performance Unit Awards which, in the Committee’s discretion, will not be subject to automatic accelerated vesting and interpretation upon the date the Services of the Participant terminates for certain reasons specified in Section 11(c) within the two-year period following a Change in Control of the Company as if the specific targets related to his or her Performance Unit Award have been achieved to a level of performance as of the date his or her Services terminates that would cause all (100%) of the targeted amount under the Performance Unit Award to become payable, as shall be determined by the Committee and stated in the Performance Unit Award;

(xxii)	Appoint such agents as it shall deem appropriate for proper administration of this Plan;

(xxiii)	To enter into arrangements with the trustee of any employee benefit trust established by the Company or any of its Subsidiaries to facilitate the administration of Awards under this Plan; and

(xxiv)	To take any other actions deemed necessary or advisable for the administration of this Plan.

The Committee may, in its sole and absolute discretion, and subject to the provisions of this Plan, from time to time delegate any or all of its authority to administer this Plan to any other persons or committee as it deems necessary or appropriate for the proper administration of this Plan, except that no such delegation shall be made in the case of Awards intended to be qualified under Section 162(m) of the Code or Awards held by Employees who are subject to the reporting requirements of Section 16(a) of the Exchange Act. All interpretations and determinations of the Committee made with respect to the granting of Awards shall be final, conclusive and binding on all interested parties. The Committee may make grants of Awards on an individual or group basis.

(c) Employment of Advisors. The Committee may employ attorneys, consultants, accountants, and other advisors, and the Committee, the Company and the officers and directors of the Company may rely upon the advice, opinions or valuations of the advisors employed.

(d) Limitation of Liability/Rights of Indemnification.

(i)

To the fullest extent permitted by applicable law and subject to Subsection (d)(ii) below, no member of the Committee or any person acting as a delegate of the Committee with respect to this Plan shall be liable for any action that is taken or is omitted to be taken or for any losses resulting from any action, interpretation, construction or omission made in good faith with respect to this Plan or any Award granted under this Plan. In addition to such other rights of indemnification as they may have as directors, to the fullest extent permitted by applicable law and subject to Subsection (d)(iii) below, members of the Committee shall be indemnified by the Company against any reasonable expenses, including attorneys’ fees actually and necessarily incurred, which they or any of them may incur by reason of any action taken or failure to act under or in connection with this Plan or any Option or other Award granted thereunder, and against all amounts paid by them in settlement of any claim related thereto (provided such settlement is approved by independent legal counsel selected by the Company), or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such director or

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Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a director or Committee member shall in writing offer the Company the opportunity, at its own expense, to handle the defense of the same.

(ii)	Nothing in this Section 3 shall exempt a director of a company (to any extent) from any liability that would otherwise attach to him or her in connection with any negligence, default, breach of duty or breach of trust in relation to the company.

(iii)	Notwithstanding any provision in this Plan to the contrary, the Company does not make any indemnity in respect of:

(A)	any claim brought against a director of the Company or of any Associated Company (for purposes of this Section 3 only, a “Director”) brought by the Company or an Associated Company for negligence, default, breach of duty or breach of trust;

(B)	any liability of a Director to pay:

(1)	a fine imposed in criminal proceedings; or

(2)	a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising);

(C)	any liability incurred by a Director:

(1)	in defending any criminal proceedings in which he or she is convicted;

(2)	in defending any civil proceedings brought by the Company or an Associated Company in which judgment is given against him or her; or

(3)	in connection with any application under Section 661(3) or (4) of the Act or Section 1157 of the Act in which the court refuses to grant the Director relief.

(iv)	For the purpose of this Section 3, “company” means a company formed and registered under the Act, references to a conviction, judgment or refusal of relief are to the final decision in the relevant proceedings which shall be determined in accordance with Section 234(5) of the Act and references to an “Associated Company” are to an associated company of the Company within the meaning of the Act.

(e) Holding Period. The Committee may in its sole discretion require as a condition to the granting of any Award, that a Participant hold the Award for a period of six (6) months following the date of such acquisition. This condition shall be satisfied with respect to a derivative security (as defined in Rule 16a-1(c) under the Exchange Act) if at least six (6) months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

SECTION 4

ELIGIBILITY

(a) General Rule. Subject to the limitations set forth in Subsection (b) below or elsewhere in this Plan, Employees shall be eligible to participate in this Plan. A Participant may be granted more than one Award under this Plan, and Awards may be granted at any time or times during the term of this Plan. The grant of an Award to an Employee shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under this Plan. Awards may also be granted under an Annex to the Plan. Non-Employee Directors are not eligible to be granted Awards under the main rules of the Plan, and shall only be eligible to participate in Awards granted under an Annex to the Plan.

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(b) Non-Employee Ineligible for ISOs. In no event shall an ISO be granted to any individual who is not an Employee on the Date of Grant.

SECTION 5

SHARES SUBJECT TO PLAN

(a) Basic Limitation. Subject to adjustment pursuant to Section 11, the aggregate number of Shares that are available for issuance under this Plan shall not exceed fourteen million (14,000,000) Shares (the “Plan Maximum”), reduced by the total number of Shares subject to any awards granted under the 2005 LTIP during the period commencing on 1 January 2012 and ending on the date of the 2012 Annual Meeting (the “Pre-Effective Period”). Any Shares that are subject to Awards of Options, whether granted under this Plan or the 2005 LTIP during the Pre-Effective Period, shall be counted against the Plan Maximum as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options, whether granted under this Plan or the 2005 LTIP during the Pre-Effective Period, shall be counted against the Plan Maximum as two (2) Shares for every one (1) Share granted. The Committee shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan. Shares shall be deemed to have been issued under this Plan only to the extent actually issued and delivered pursuant to an Award; provided, however, in no event shall any Shares that have been subject to Options, Restricted Share Awards or Restricted Share Unit Awards be returned to the number of Shares available under the Plan Maximum for distribution in connection with future Awards by reason of such Shares (i) being withheld, if permitted under Section 3(b)(xii) and Section 6(f)(ii), from the total number of Shares to be issued upon the exercise of Options as payment of the Exercise Price of such Options, or (ii) being withheld or surrendered, if permitted under Section 3(b)(xiii) and Section 10(c), from the total number of Shares to be issued upon the exercise of Options, the vesting of any Restricted Share Awards, the settlement of any Restricted Share Unit Awards or the settlement of any Performance Unit Awards to meet the withholding obligations related to such exercises, vesting and settlement. Nothing in this Section 5(a) shall impair the right of the Company to reduce the number of outstanding Shares pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding Shares shall (i) impair the validity of any outstanding Award, whether or not that Award is fully vested, exercisable, or earned and payable or (ii) impair the status of any Shares previously issued pursuant to an Award as duly authorized, validly issued, fully paid, and nonassessable. The Shares to be delivered under this Plan shall be made available from (a) newly allotted and issued Shares, including any Shares held in reserve by any Subsidiary or (b) Shares that are held in an employee benefit trust, in each situation as the Committee may determine from time to time in its sole discretion.

(b) Additional Shares. In the event any Shares that have been subject to issuance upon exercise of an Option cease to be subject to such Option, or if any Shares that are subject to a Restricted Share Award, Restricted Share Unit Award or Performance Award are forfeited or any such Award terminates, such Shares to the extent of such forfeiture or termination (including Shares that have been acquired by the trustees of any employee benefit trust established in connection with this Plan pursuant to forfeiture of an Award), shall again be available for distribution in connection with future Awards under this Plan and the re-issuance of such Shares shall not be counted for purposes of computing the number of Shares that may be granted in connection with Awards under this Plan.

SECTION 6

TERMS AND CONDITIONS OF OPTIONS

(a) Form of Option Grant. Each Option granted under this Plan shall be evidenced by an Award Deed and shall comply with and be subject to the terms and conditions of this Plan. In addition, the Participant must enter into an Option Agreement in such form (which need not be the same for each Participant) as the Committee

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shall from time to time approve. If an ISO and an NSO are granted to the same Optionee at the same time, the form of each Option will be clearly identified, and they will be deemed to have been granted in separate grants. In no event will the exercise of one Option affect the right to exercise the other Option.

(b) Date of Grant. The Date of Grant of an Option shall be as defined in Section 2. The Committee makes the determination to grant such Options unless otherwise specified by the Committee or the terms of this Plan. The applicable Option Agreement shall be delivered to the Participant within a reasonable time after the granting of the Option.

(c) Term of Option. The term of each Option shall be such term as may be determined by the Committee, but such term shall not exceed seven (7) years (or five (5) years in the case of an ISO granted to a Participant who is a Ten-Percent Holder on the Date of Grant).

(d) Vesting of Options. Unless otherwise provided in the applicable Option Agreement or this Section 6(d), each Option granted pursuant to this Plan shall vest at the rate of 25% per year, on each anniversary of the Date of Grant, until such Option is fully vested.

(e) Termination of an Option. All Options shall terminate upon their expiration, their surrender, upon breach by the Optionee of any provisions of the Option, or in accordance with any other rules and procedures incorporated into the terms and conditions governing the Options as the Committee shall deem advisable or appropriate.

(f) Exercise Price and Method of Payment.

(i) Exercise Price. The Exercise Price shall be such price as is determined by the Committee in its sole discretion and set forth in the Option Agreement; provided, however, that the Exercise Price shall not be less than 100% of the Fair Market Value of the Shares subject to such Option on the Date of Grant (or 110% in the case of an ISO granted to a Participant who is a Ten-Percent Holder on the Date of Grant).

(ii) Payment for Shares. Payment for the Shares upon exercise of an Option shall be made in cash, by check acceptable to the Company or by any other method of payment as may be permitted under applicable law and authorized under Section 3(b) and stated in the Option Agreement (at the Date of Grant with respect to any Option granted as an ISO).

(g) Exercise of Option.

(i) Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be determined by the Committee, including without limitation Performance Goals, and in accordance with the terms of this Plan.

(ii) An Option may not be exercised for a fraction of a Share.

(iii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the Optionee and full payment for the Shares with respect to which the Option is exercised has been received by the Company or its designee. Full payment may, as authorized by the Committee, consist of any form of consideration and method of payment allowable under Section 6(f)(ii). Upon receipt of notice of exercise and full payment for the Shares, the Shares shall be deemed to have been issued and the Optionee shall be entitled to receive such Shares and shall have the rights of a holder of a Share, and the Share shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Participant is recorded as holder of the Share, except as provided in Section 11.

(iv) Each exercise of an Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under such Option.

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(h) Restriction on Repricing. The Exercise Price of outstanding Options may not be altered or amended, except with respect to adjustments for changes in capitalization as provided in Section 11(a). Within the limitations of this Plan, the Committee may otherwise modify outstanding Options; provided that no modification of an Option shall, without the consent of the Optionee, alter or impair the Optionee’s rights or obligations under such Option.

(i) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase and other transfer restrictions as the Committee may determine in its sole discretion. Such restrictions shall be set forth in the applicable Option Agreement.

(j) Special Limitation on ISOs. To the extent that the aggregate Fair Market Value (determined on the Date of Grant) of the Shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year under this Plan, and under all other plans maintained by the Company, exceeds $100,000, such Options shall be treated as Options that are not ISOs.

(k) Leaves of Absence. Leaves of Absence approved by the Company which conform to the policies of the Company shall not be considered termination of employment if the employer-employee relationship as defined under the Code or the regulations promulgated thereunder otherwise exists.

(l) Limitation on Grants of Options to Employees. The total number of Shares for which Options may be granted and which may be awarded as Restricted Shares and Restricted Share Units to any Employee during any one (1) year period shall not exceed fifteen percent (15%) of this Plan Maximum in the aggregate. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under this Plan, where appropriate and intended, to constitute “performance-based compensation” for purposes of Section 162(m) of the Code, including counting against such maximum number of Shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any Shares subject to Options or other Awards that are canceled or repriced.

(m) Disqualifying Disposition. The Option Agreement evidencing any ISO granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code, of any Share or Shares issued to him or her pursuant to the exercise of the ISO within the two-(2) year period commencing on the day after the Date of Grant of such Option or within the one-(1) year period commencing on the day after the date of transfer of the Share or Shares to him or her pursuant to the exercise of such Option, he or she shall, within ten (10) days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of Employee Taxes required by law to be withheld.

(n) Acquisitions and Other Transactions. Notwithstanding the provisions of Section 11(c), in the case of an Option issued or assumed pursuant to Section 11(c), the exercise price and number of Shares for the Option shall be determined in accordance with the principles of Section 424(a) of the Code. The Committee may, from time to time, assume outstanding options granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Option under this Plan in replacement of or in substitution for the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other entity had applied the rules of this Plan to such grant. The Committee also may grant Options under this Plan in settlement of or substitution for, outstanding options or obligations to grant future options in connection with the Company or a Subsidiary acquiring another entity, an interest in another entity or an additional interest in a Subsidiary whether by merger, share purchase, asset purchase or other form of transaction.

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SECTION 7

RESTRICTED SHARE AWARDS

(a) Authority to Grant Restricted Share Awards. The Committee is hereby authorized to grant awards of Restricted Shares to Participants. The Committee may determine to grant awards of Restricted Shares as Performance Awards subject to the requirements of Section 7(i).

(i) Restricted Shares shall be subject to such terms, conditions and restrictions as the Committee may approve in the form of Award Agreement or otherwise impose (including, without limitation, any limitations on the right to receive any dividend, or dividend equivalent, or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

(ii) The terms, conditions and restrictions of the Restricted Share Award shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of a Restricted Share Award shall require the Participant to remain an Employee of the Company or any of its Subsidiaries for at least six (6) months from the Date of Grant.

(iii) Restricted Share Awards are Share bonus awards that may be granted either alone or in addition to other Awards granted under this Plan. The Committee shall determine the nature, length, price and starting and ending dates of any restriction period (the “Restriction Period”) for each Restricted Share Award, and shall determine the time and/or Performance Goals to be used in the determination of a Restricted Share Award, the target and maximum amount payable, and the extent to which such Restricted Share Awards have been earned. Restricted Share Awards may vary from Participant to Participant and between groups of Participants. A Restricted Share Award performance factor, if any, shall be based upon the achievement of performance goals by the Company, Subsidiary, or upon such individual performance factors or upon such other criteria as the Committee may deem appropriate. Restriction Periods may overlap and Participants may participate simultaneously with respect to Restricted Share Awards that are subject to different Restriction Periods and different time and/or performance factors and criteria. Restricted Share Awards shall be confirmed by, and be subject to the terms of, an Award Agreement. The terms of such Awards need not be the same with respect to each Participant.

(iv) At the beginning of each Restriction Period, the Committee shall determine for each Restricted Share Award subject to such Restriction Period, the number of Shares to be awarded to the Participant at the end of the Restriction Period if and to the extent that the relevant measures of time and/or performance for such Restricted Share Award are met. Such number of Shares may be fixed or may vary in accordance with such time and/or performance or other criteria as may be determined by the Committee.

(b) Absent other terms, conditions and restrictions of the Restricted Share Awards being adopted by the Committee, it is contemplated that annual grants of Restricted Share Awards shall vest at the rate of twenty percent (20%) per year on anniversary dates of the Date of Grant, and shall be fully vested at the end of five (5) years from the Date of Grant, and that Restricted Share Awards granted to newly hired Employees shall vest at the rate of ten percent (10%) per year on anniversary dates of the Date of Grant, and shall be fully vested at the end of ten (10) years from the Date of Grant. The Committee may, however, determine to grant Restricted Share Awards with different rates of vesting than the rates specified in the preceding sentence, but such term shall not exceed ten (10) years. The Committee may legend the certificates representing the Restricted Share Awards to give appropriate notice of the applicable terms, conditions and restrictions thereof, as well as any applicable restrictions under applicable U.S. federal, state or other securities laws, and may deposit such certificates with the Secretary of the Company pending vesting of the Restricted Share Awards, or may make other arrangements for the Restricted Shares to be held on behalf of the Participant in order to ensure compliance with the restrictions.

(c) Nature of Grant. Any Share issued to a Participant pursuant to a Restricted Share Award shall be fully paid up.

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(d) Form of Restricted Share Award. Each Restricted Share Award granted under this Plan shall be evidenced by an Award Deed and shall comply with and be subject to the terms and conditions of this Plan. In addition, the Participant must enter into an Award Agreement in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, specifying the other terms and conditions of the Restricted Share Award which are not inconsistent with this Plan.

(e) Date of Grant. The Date of Grant of a Restricted Share Award shall be as defined in Section 2. The Committee makes the determination to grant such Awards unless otherwise specified by the Committee or the terms of this Plan. The applicable Award Agreement shall be delivered to the Participant within a reasonable time after the granting of the Award.

(f) Vesting. On the date or dates the Restriction Period terminates, the applicable number of Restricted Shares shall vest in the Participant and the Company shall arrange for the transfer to the Participant of the number of Shares that are no longer subject to such restrictions.

(g) Forfeiture. Any Restricted Shares subject to a Restricted Share Award that are forfeited pursuant to the terms and conditions of this Plan and/or the applicable Award Agreement may be transferred to an employee benefit trust established in connection with this Plan and the Participant may be required to complete certain documents in order to effectuate such transfer.

(h) Notice of Election Under 83(b). No Participant shall exercise the election permitted under Section 83(b) of the Code with respect to any Award without the written approval of the General Counsel of the Company. Each Participant making an election will provide a copy thereof to the Company within thirty (30) days of the filing of such election with the U.S. Internal Revenue Service.

(i) Performance Awards. In the case of any Restricted Share Awards to any person who is or may become a Covered Employee during the Performance Period or before payment of the Award, the Committee may grant Restricted Shares as Performance Awards that are intended to comply with the requirements of Section 162(m) of the Code, as determined by the Committee, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Agreement, subject to the provisions below:

(i) Performance Period. Performance Awards will be awarded in connection with a Performance Period, as determined by the Committee in its discretion; provided, however, that a Performance Period may be no shorter than twelve (12) months.

(ii) Eligible Participants. The Committee will determine the Employees who will be eligible to receive a Performance Award with respect to that Performance Period. The Committee may elect to determine the Covered Employees who will be eligible to receive a Performance Award with respect to any such Performance Period that is intended to constitute “performance-based compensation” for purposes of Section 162(m) of the Code after the commencement of that Performance Period as long as the Committee’s determinations are made in writing by not later than ninety (90) days after the commencement of that Performance Period and the outcome is substantially uncertain at the time that the determinations are made. The Committee shall provide an Award Agreement to each Participant who receives a grant of a Performance Award under this Plan as soon as administratively feasible after such Participant receives such Award. An Award Agreement for a Performance Award shall specify the applicable Performance Period, and the Performance Goals, specific performance factors and targets related to the Performance Goals, award criteria, and the targeted amount of his or her Performance Award, as well as any other applicable terms of the Performance Award for which he or she is eligible.

(iii) Performance Goals; Specific Performance Targets; Award Criteria.

(A) Prior to the commencement of each Performance Period, the Committee shall fix and establish in writing (1) the Performance Goals that will apply to that Performance Period; (2) with respect to

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Performance Goals, the specific performance factors and targets related to each Participant and, if achieved, the targeted amount of his or her Performance Award; and (3) subject to Subsection (i)(iv) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee shall also set forth the minimum level of performance, based on objective factors and criteria, that must be attained during the Performance Period before any Performance Goal is deemed to be attained and any Performance Award will be earned and become payable, and the percentage of the Performance Award that will become earned and payable upon attainment of various levels of performance that equal or exceed the minimum required level. The Committee may elect to determine the Performance Goals and make the other determinations described in the preceding sentences of this Subsection (i)(iii)(A) with respect to each Performance Award awarded for that Performance Period after the commencement of that Performance Period as long as all such required determinations are made by the Committee with respect to any such Performance Award to a Covered Employee that is intended to constitute “performance-based compensation” for purposes of Section 162(m) of the Code by not later than ninety (90) days after the commencement of that Performance Period, and the outcome is substantially uncertain at the time that the required determinations are made. The Committee shall prepare and adopt the Plan Schedule for a particular Performance Period prior to the applicable deadline for that Performance Period specified in this Subsection (i)(iii)A).

(B) The Committee may, in its discretion, select Performance Goals and specific performance factors and targets that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Goals and specific performance targets that are absolute or relative to the performance of one or more peer companies or an index of peer companies. Performance Awards awarded to Participants who are not Covered Employees will be based on the Performance Goals and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance Goals and formulas may be the same as or different than the Performance Goals and formulas that apply to Covered Employees.

(iv) Adjustments.

(A) In order to assure the incentive features of this Plan and to avoid distortion in the operation of this Plan, the Committee may make adjustments in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it for any Performance Period under this Subsection (i) whether before or after the end of the Performance Period to the extent it deems appropriate in its sole discretion, which shall be conclusive and binding upon all parties concerned, to compensate for or reflect any extraordinary changes which may have occurred during the Performance Period which significantly affect factors that formed part of the basis upon which such Performance Goals, specific performance targets related to those Performance Goals and award criteria were determined. Such changes may include, without limitation, changes in accounting practices, tax, regulatory or other laws or regulations, or economic changes not in the ordinary course of business cycles. The Committee also reserves the right to adjust Performance Awards to insulate them from the effects of unanticipated, extraordinary, major business developments (e.g., unusual events such as a special asset writedown, sale of a division, etc.). The determination of financial performance achieved for any Performance Period may, but need not be, adjusted by the Committee to reflect such extraordinary, major business developments. Any such determination shall not be affected by subsequent adjustments or restatements.

(B) In the event of any change in the outstanding Shares by reason of any share dividend or split, recapitalization, merger, consolidation, combination or exchange of Shares or other similar corporate change, the Committee shall make such adjustments, if any, that it deems appropriate in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it under this Subsection (i) for any Performance Period not then completed; any and all such adjustments to be conclusive and binding upon all parties concerned.

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(C) Notwithstanding the foregoing provisions of this Subsection (i)(iv), with respect to a Performance Award to a Covered Employee that is intended to be “performance-based compensation” for purposes of Section 162(m) of the Code, the Committee shall not have any discretion granted by this Subsection (i)(iv), to the extent reserving or exercising such discretion would cause any such Performance Award not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

(v) Payment; Certification. No Performance Award will vest or be deemed earned and payable with respect to any Covered Employee or other Employee subject to the reporting requirements of Section 16(a) of the Exchange Act until the Committee certifies in writing the level of performance attained for the Performance Period in relation to the applicable Performance Goals. For purposes of this Subsection (i)(v), approved minutes of the Committee meeting in which the certification is made shall be treated as a written certification. In applying Performance Goals, the Committee may, in its discretion, exclude unusual or infrequently occurring items (including any event listed in Section 11 and the cumulative effect of changes in the law, regulations or accounting rules), and may determine no later than ninety (90) days after the commencement of any applicable Performance Period to exclude other items, each determined in accordance with U.S. GAAP (to the extent applicable) and as identified in the financial statements, notes to the financial statements or discussion and analysis of management.

(vi) Limitation on Grants of Restricted Shares to Employees. The total number of Shares for which Restricted Shares and Restricted Share Units may be awarded and which may be granted as Options to any Employee during any one (1) year period shall not exceed fifteen percent (15%) of the Plan Maximum in the aggregate. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under this Plan, where appropriate, to constitute “performance-based compensation” for purposes of Section 162(m) of the Code, including counting against such maximum number of Shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any Restricted Shares or other Awards that are canceled or repriced.

(vii) Section 162(m) of the Code. To the extent that it is the intent of the Company and the Committee that any Performance Awards be “performance-based compensation” for purposes of Section 162(m) of the Code, this Subsection (i) shall be interpreted in a manner that satisfies the applicable requirements of Section 162(m)(4)(C) of the Code and this Plan shall be operated so that the Company (or the Subsidiary for which the Participant performs Services) may take a full tax deduction for such Performance Awards. If any provision of this Plan or any Performance Award would otherwise frustrate or conflict with this intent, that provision shall be interpreted and deemed amended so as to avoid this conflict and such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with the requirements of Section 162(m) of the Code without invalidating the remaining provisions hereof. With respect to any intended compliance with Section 162(m) of the Code, if this Plan does not contain any provision required to be included herein under Section 162(m) of the Code, such provisions shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

SECTION 8

RESTRICTED SHARE UNIT AWARDS

(a) Authority to Grant Restricted Share Unit Awards. The Committee is hereby authorized to grant awards of Restricted Share Units to Participants. The Committee may determine to grant awards of Restricted Share Units as Performance Awards subject to the requirements of Section 8(g).

(i) Restricted Share Units shall be subject to such terms, conditions and restrictions as the Committee may approve in the form of Award Agreement or otherwise impose, which restrictions may lapse separately or in combination at such time or times, in such instalments or otherwise, as the Committee may deem appropriate.

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(ii) The terms, conditions and restrictions of the Restricted Share Unit Award shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of a Restricted Share Unit Award shall require the Participant to remain an Employee of the Company or any of its Subsidiaries for at least six (6) months from the Date of Grant.

(iii) Restricted Share Unit Awards are Share bonus awards that may be granted either alone or in addition to other Awards granted under this Plan. A Restricted Share Unit entitles a Participant to one Share upon fulfillment of the vesting restrictions determined by the Committee. The Committee shall determine the nature, length, price and starting and ending dates of any restriction period (the “Restriction Period”) for each Restricted Share Unit Award, and shall determine the time and/or Performance Goals to be used in the determination of a Restricted Share Unit Award, the target and maximum amount payable, and the extent to which such Restricted Share Unit Awards have been earned. Restricted Share Unit Awards may vary from Participant to Participant and between groups of Participants. A Restricted Share Unit Award performance factor, if any, shall be based upon the achievement of performance goals by the Company, Subsidiary, or upon such individual performance factors or upon such other criteria as the Committee may deem appropriate. Restriction Periods may overlap and Participants may participate simultaneously with respect to Restricted Share Unit Awards that are subject to different Restriction Periods and different time and/or performance factors and criteria. Restricted Share Unit Awards shall be confirmed by, and be subject to the terms of, an Award Agreement. The terms of such Awards need not be the same with respect to each Participant.

(iv) At the beginning of each Restriction Period, the Committee shall determine for each Restricted Share Unit Award subject to such Restriction Period, the number of Shares to be awarded to the Participant at the end of the Restriction Period if and to the extent that the relevant measures of time and/or performance for such Restricted Share Unit Award are met. Such number of Shares may be fixed or may vary in accordance with such time and/or performance or other criteria as may be determined by the Committee.

(v) Absent other terms, conditions and restrictions of the Restricted Share Unit Awards being adopted by the Committee, it is contemplated that annual grants of Restricted Share Unit Awards shall vest at the rate of twenty percent (20%) per year on anniversary dates of the Date of Grant, and shall be fully vested at the end of five (5) years from the Date of Grant, and that Restricted Share Unit Awards granted to newly hired Employees shall vest at the rate of ten percent (10%) per year on anniversary dates of the Date of Grant, and shall be fully vested at the end of ten (10) years from the Date of Grant. The Committee may, however, determine to grant Restricted Share Unit Awards with different rates of vesting than the rates specified in the preceding sentence, but such term shall not exceed ten (10) years.

(b) Nature of Grant. Any Share issued to a Participant pursuant to a Restricted Share Unit Award shall be fully paid up.

(c) Form of Restricted Share Unit Award. Each Restricted Share Unit Award granted under this Plan shall be evidenced by an Award Deed and shall comply with and be subject to the terms and conditions of this Plan. In addition, the Participant must enter into an Award Agreement in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, specifying the other terms and conditions of the Restricted Share Unit Award which are not inconsistent with this Plan, and any provisions that may be necessary to assure that any Restricted Share Unit Award will comply with Section 409A of the Code.

(d) Date of Grant. The Date of Grant of a Restricted Share Unit Award shall be as defined in Section 2. The Committee makes the determination to grant such Awards unless otherwise specified by the Committee or the terms of this Plan. The applicable Award Deed and Award Agreement shall be delivered to the Participant within a reasonable time after the granting of the Award.

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(e) Vesting. On the date or dates the Restriction Period terminates, Restricted Share Units shall vest and the Company shall issue to the Participant the number of Shares that corresponds to the number of Restricted Share Units that are no longer subject to such restrictions.

(f) Performance Awards. In the case of any Restricted Share Unit Awards to any person who is or may become a Covered Employee during the Performance Period or before payment of the Award, the Committee may grant Restricted Share Units as Performance Awards that are intended to comply with the requirements of Section 162(m) of the Code, as determined by the Committee, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Agreement, subject to the provisions below:

(i) Performance Period. Performance Awards will be awarded in connection with a Performance Period, as determined by the Committee in its discretion; provided, however, that a Performance Period may be no shorter than twelve (12) months.

(ii) Eligible Participants. The Committee will determine the Employees who will be eligible to receive a Performance Award with respect to that Performance Period. The Committee may elect to determine the Covered Employees who will be eligible to receive a Performance Award with respect to any such Performance Period that is intended to constitute “performance-based compensation” for purposes of Section 162(m) of the Code after the commencement of that Performance Period as long as the Committee’s determinations are made in writing by not later than ninety (90) days after the commencement of that Performance Period and the outcome is substantially uncertain at the time that the determinations are made. The Committee shall provide an Award Agreement to each Participant who receives a grant of a Performance Award under this Plan as soon as administratively feasible after such Participant receives such Award. An Award Agreement for a Performance Award shall specify the applicable Performance Period, and the Performance Goals, specific performance factors and targets related to the Performance Goals, award criteria, and the targeted amount of his or her Performance Award, as well as any other applicable terms of the Performance Award for which he or she is eligible.

(iii) Performance Goals; Specific Performance Targets; Award Criteria.

(A) Prior to the commencement of each Performance Period, the Committee shall fix and establish in writing (1) the Performance Goals that will apply to that Performance Period; (2) with respect to Performance Goals, the specific performance factors and targets related to each Participant and, if achieved, the targeted amount of his or her Performance Award; and (3) subject to Subsection (g)(iv) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee shall also set forth the minimum level of performance, based on objective factors and criteria, that must be attained during the Performance Period before any Performance Goal is deemed to be attained and any Performance Award will be earned and become payable, and the percentage of the Performance Award that will become earned and payable upon attainment of various levels of performance that equal or exceed the minimum required level. The Committee may elect to determine the Performance Goals and make the other determinations described in the preceding sentences of this Subsection (g)(iii)(A) with respect to each Performance Award awarded for that Performance Period after the commencement of that Performance Period as long as all such required determinations are made by the Committee with respect to any such Performance Award to a Covered Employee that is intended to constitute “performance-based compensation” for purposes of Section 162(m) of the Code by not later than ninety (90) days after the commencement of that Performance Period, and the outcome is substantially uncertain at the time that the required determinations are made. The Committee shall prepare and adopt the Plan Schedule for a particular Performance Period prior to the applicable deadline for that Performance Period specified in this Subsection (g)(iii)A).

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(B) The Committee may, in its discretion, select Performance Goals and specific performance factors and targets that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Goals and specific performance targets that are absolute or relative to the performance of one or more peer companies or an index of peer companies. Performance Awards awarded to Participants who are not Covered Employees will be based on the Performance Goals and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance Goals and formulas may be the same as or different than the Performance Goals and formulas that apply to Covered Employees.

(iv) Adjustments.

(A) In order to assure the incentive features of this Plan and to avoid distortion in the operation of this Plan, the Committee may make adjustments in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it for any Performance Period under this Subsection (g) whether before or after the end of the Performance Period to the extent it deems appropriate in its sole discretion, which shall be conclusive and binding upon all parties concerned, to compensate for or reflect any extraordinary changes which may have occurred during the Performance Period which significantly affect factors that formed part of the basis upon which such Performance Goals, specific performance targets related to those Performance Goals and award criteria were determined. Such changes may include, without limitation, changes in accounting practices, tax, regulatory or other laws or regulations, or economic changes not in the ordinary course of business cycles. The Committee also reserves the right to adjust Performance Awards to insulate them from the effects of unanticipated, extraordinary, major business developments (e.g., unusual events such as a special asset writedown, sale of a division, etc.). The determination of financial performance achieved for any Performance Period may, but need not be, adjusted by the Committee to reflect such extraordinary, major business developments. Any such determination shall not be affected by subsequent adjustments or restatements.

(B) In the event of any change in the outstanding Shares by reason of any share dividend or split, recapitalization, merger, consolidation, combination or exchange of Shares or other similar corporate change, the Committee shall make such adjustments, if any, that it deems appropriate in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it under this Subsection (g) for any Performance Period not then completed; any and all such adjustments to be conclusive and binding upon all parties concerned.

(C) Notwithstanding the foregoing provisions of this Subsection (g)(iv), with respect to a Performance Award to a Covered Employee that is intended to be “performance-based compensation” for purposes of Section 162(m) of the Code, the Committee shall not have any discretion granted by this Subsection (g)(iv), to the extent reserving or exercising such discretion would cause any such Performance Award not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

(v) Payment; Certification. No Performance Award will vest or be deemed earned and payable with respect to any Covered Employee or other Employee subject to the reporting requirements of Section 16(a) of the Exchange Act until the Committee certifies in writing the level of performance attained for the Performance Period in relation to the applicable Performance Goals. For purposes of this Subsection (g)(v), approved minutes of the Committee meeting in which the certification is made shall be treated as a written certification. In applying Performance Goals, the Committee may, in its discretion, exclude unusual or infrequently occurring items (including any event listed in Section 11 and the cumulative effect of changes in the law, regulations or accounting rules), and may determine no later than ninety (90) days after the commencement of any applicable Performance Period to exclude other items, each determined in accordance with U.S. GAAP (to the extent applicable) and as identified in the financial statements, notes to the financial statements or discussion and analysis of management.

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(vi) Limitation on Grants of Restricted Share Units to Employees. The total number of Shares for which Restricted Shares and Restricted Share Units may be awarded and which may be granted as Options to any Employee during any one (1) year period shall not exceed fifteen percent (15%) of the Plan Maximum in the aggregate. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under this Plan, where appropriate, to constitute “performance-based compensation” for purposes of Section 162(m) of the Code, including counting against such maximum number of Shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any Restricted Shares or other Awards that are canceled or repriced.

(vii) Section 162(m) of the Code. To the extent that it is the intent of the Company and the Committee that any Performance Awards be “performance-based compensation” for purposes of Section 162(m) of the Code, this Subsection (g) shall be interpreted in a manner that satisfies the applicable requirements of Section 162(m)(4)(C) of the Code and this Plan shall be operated so that the Company (or the Subsidiary for which the Participant performs Services) may take a full tax deduction for such Performance Awards. If any provision of this Plan or any Performance Award would otherwise frustrate or conflict with this intent, that provision shall be interpreted and deemed amended so as to avoid this conflict and such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with the requirements of Section 162(m) of the Code without invalidating the remaining provisions hereof. With respect to any intended compliance with Section 162(m) of the Code, if this Plan does not contain any provision required to be included herein under Section 162(m) of the Code, such provisions shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

SECTION 9

PERFORMANCE UNIT AWARDS

(a) Grant of Performance Unit Awards. The Committee may grant Performance Unit Awards under this Plan payable in the form of Shares to the eligible Employees determined under Section 4(a). The Committee shall determine the provisions, terms and conditions of each Performance Unit Award, which need not be identical, including, but not limited to, the applicable Performance Period, and the Performance Goals, specific performance factors and targets related to the Performance Goals, award criteria, and the targeted amount of his or her Performance Unit Award, as well as any other applicable terms of the Performance Unit Award for which he or she is eligible, the Date of Grant, the vesting, and the forfeiture provisions, that are not inconsistent with this Plan subject to the provisions of this Section 9. In the case of any Performance Unit Awards to any person who is or may become a Covered Employee during the Performance Period or before payment of the Award, the Committee may grant Performance Unit Awards that are intended to comply with the requirements of Section 162(m) of the Code, as determined by the Committee, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Agreement, subject to the provisions of this Section 9.

The Committee will determine the Employees who will be eligible to receive a Performance Unit Award with respect to that Performance Period. The Committee may elect to determine the Covered Employees who will be eligible to receive a Performance Unit Award with respect to any such Performance Period that is intended to constitute “performance-based compensation” for purposes of Section 162(m) of the Code after the commencement of that Performance Period as long as the Committee’s determinations are made in writing by not later than ninety (90) days after the commencement of that Performance Period and the outcome is substantially uncertain at the time that the determinations are made. The Committee shall provide an Award Agreement to each Participant who receives a grant of a Performance Unit Award under this Plan as soon as administratively feasible after such Participant receives such Award. An Award Agreement for a Performance Unit Award shall specify the applicable Performance Period, and the Performance Goals, specific performance factors and targets related to the Performance Goals, award criteria, and the targeted amount of his or her Performance Unit Award, as well as any other applicable terms of the Performance Unit Award for which he or she is eligible.

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(b) Form of Performance Unit Award. Each Performance Unit Award granted under this Plan shall be evidenced by an Award Deed and shall comply with and be subject to the terms and conditions of this Plan. In addition, the Participant must enter into an Award Agreement in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, specifying the other terms and conditions of the Performance Unit Award which are not inconsistent with this Plan, and any provisions that may be necessary to assure that any Performance Unit Award will comply with Section 409A of the Code.

(c) Grant Criteria. In determining the amount and value of each Performance Unit Award to be granted, the Committee may take into account the responsibility level, performance, potential, other Performance Unit Awards, and such other considerations with respect to a Participant as it deems appropriate.

(d) Date of Grant. The Date of Grant of a Performance Unit Award shall be as defined in Section 2. The Committee makes the determination to grant such Awards unless otherwise specified by the Committee or the terms of this Plan. The applicable Award Agreement shall be delivered to the Participant within a reasonable time after the granting of the Award.

(e) Performance Period. Performance Unit Awards shall be awarded in connection with a Performance Period, as determined by the Committee in its discretion; provided, however, that a Performance Period may be no shorter than twelve (12) months.

(f) Performance Goals; Specific Performance Targets; Award Criteria.

(i) Prior to the commencement of each Performance Period, the Committee shall fix and establish in writing (A) the Performance Goals that will apply to that Performance Period; (B) with respect to Performance Goals, the specific performance factors and targets related to each Participant and, if achieved, the targeted amount of his or her Performance Unit Award; and (C) subject to Subsection (g)(i) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee shall also set forth the minimum level of performance, based on objective factors and criteria, that must be attained during the Performance Period before any Performance Goal is deemed to be attained and any Performance Unit Award will be earned and become payable, and the percentage of the Performance Unit Award that will become earned and payable upon attainment of various levels of performance that equal or exceed the minimum required level. The Committee may elect to determine the Performance Goals and make the other determinations described in the preceding sentences of this Subsection (f)(i) with respect to each Performance Unit Award awarded for that Performance Period after the commencement of that Performance Period as long as all such required determinations are made by the Committee with respect to any such Performance Unit Award to a Covered Employee that is intended to constitute “performance-based compensation” for purposes of Section 162(m) of the Code by not later than ninety (90) days after the commencement of that Performance Period, and the outcome is substantially uncertain at the time that the required determinations are made. The Committee shall prepare and adopt the Plan Schedule for a particular Performance Period prior to the applicable deadline for that Performance Period specified in this Subsection (f)(i).

(ii) The Committee may, in its discretion, select Performance Goals and specific performance factors and targets that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Goals and specific performance targets that are absolute or relative to the performance of one or more peer companies or an index of peer companies. Performance Unit Awards awarded to Participants who are not Covered Employees will be based on the Performance Goals and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance Goals and formulas may be the same as or different than the Performance Goals and formulas that apply to Covered Employees.

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(g) Adjustments.

(i) In order to assure the incentive features of this Plan and to avoid distortion in the operation of this Plan, the Committee may make adjustments in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it for any Performance Period under this Section 9 whether before or after the end of the Performance Period to the extent it deems appropriate in its sole discretion, which shall be conclusive and binding upon all parties concerned, to compensate for or reflect any extraordinary changes which may have occurred during the Performance Period which significantly affect factors that formed part of the basis upon which such Performance Goals, specific performance targets related to those Performance Goals and award criteria were determined. Such changes may include, without limitation, changes in accounting practices, tax, regulatory or other laws or regulations, or economic changes not in the ordinary course of business cycles. The Committee also reserves the right to adjust Performance Unit Awards to insulate them from the effects of unanticipated, extraordinary, major business developments (e.g., unusual events such as a special asset writedown, sale of a division, etc.). The determination of financial performance achieved for any Performance Period may, but need not be, adjusted by the Committee to reflect such extraordinary, major business developments. Any such determination shall not be affected by subsequent adjustments or restatements. The Committee also reserves the right to increase or decrease by up to twenty percent (20%) the amount of the Performance Unit Award determined by the Committee pursuant to Section 9(h) to be payable for the Performance Period to any Participant. The determination of the amount of the increase or decrease, if any, in the amount of any such Participant’s Performance Unit Award for the Performance Period shall be determined by the Committee in connection with its determinations under Section 9(h) for the Performance Period.

(ii) In the event of any change in outstanding Shares by reason of any share dividend or split, recapitalization, merger, consolidation, combination or exchange of Shares or other similar corporate change, the Committee shall make such adjustments, if any, that it deems appropriate in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it under this Section 9 for any Performance Period not then completed; any and all such adjustments to be conclusive and binding upon all parties concerned.

(iii) Notwithstanding the foregoing provisions of this Subsection (g) and the subsequent provisions of Subsections (h) and (j), with respect to (A) any Performance Unit Award, the Committee shall not have any discretion granted by this Subsection (g) or Subsections (h) and (j) to the extent that reserving or exercising such discretion would be impermissible under Section 409A of the Code, and (B) any Performance Unit Award to a Covered Employee that is intended to be “performance-based compensation” for purposes of Section 162(m) of the Code, the Committee shall not have any discretion granted by this Subsection (g) or Subsections (h) and (j) to the extent that reserving or exercising such discretion would cause any such Performance Unit Award not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

(h) Payment; Certification. As soon as administratively feasible after the end of each Performance Period, the Committee shall determine whether the Performance Goals applicable to Performance Unit Awards for such Performance Period were satisfied and, if such Performance Goals were satisfied in whole or in part, the amount payable for each Participant granted a Performance Unit Award. Unless otherwise specified by the terms of this Plan, no Performance Unit Award will vest or be deemed earned and payable with respect to any Employee until the Committee certifies in writing the level of performance attained for the Performance Period in relation to the applicable Performance Goals. For purposes of this Subsection (h), approved minutes of the Committee meeting in which the certification is made shall be treated as a written certification. In applying Performance Goals, the Committee may, in its discretion, exclude unusual or infrequently occurring items (including any event listed in Section 11 and the cumulative effect of changes in the law, regulations or accounting rules), and may determine no later than ninety (90) days after the commencement of any applicable Performance Period to exclude other items, each determined in accordance with U.S. GAAP (to the extent applicable) and as identified in the financial statements, notes to the financial statements or discussion and analysis of management.

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(i) Limitation on Grants of Performance Unit Awards to Employees. The maximum aggregate value of Shares issuable pursuant to a Performance Unit Award for any Performance Period to any Employee is $10,000,000.

(j) Section 162(m) of the Code. To the extent that it is the intent of the Company and the Committee that any Performance Unit Awards be “performance-based compensation” for purposes of Section 162(m) of the Code, this Section 9 shall be interpreted in a manner that satisfies the applicable requirements of Section 162(m)(4)(C) of the Code and this Plan shall be operated so that the Company may take a full tax deduction for such Performance Unit Awards. If any provision of this Plan or any Performance Unit Award would otherwise frustrate or conflict with this intent, that provision shall be interpreted and deemed amended so as to avoid this conflict and such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with the requirements of Section 162(m) of the Code without invalidating the remaining provisions hereof. With respect to any intended compliance with Section 162(m) of the Code, if this Plan does not contain any provision required to be included herein under Section 162(m) of the Code, such provisions shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

(k) Disqualification of Award. This Plan is intended to align the interests of Employee and the holders of Shares. Occasionally unusual circumstances may arise that are not anticipated by this Plan. Should a situation occur where a Participant is deemed to have (A) breached the Company’s Code of Business Conduct Policy, (B) materially breached any other policy of the Company, or (C) experienced a significant incident involving a fatal or serious injury to an Employee under the supervision of the Participant or significant damage to the property of the Company and its Subsidiaries or the environment which is caused by the actions or inactions of the Participant or one or more Employees under his or her supervision, the Committee, in its sole discretion, may disqualify the Participant from earning or receiving payment of any Performance Unit Award for a given Performance Period in whole or in part. Participation in future Performance Periods may be considered independent of this decision.

SECTION 10

ISSUANCE OF SHARES; PAYMENT; TAX WITHHOLDING;

NON-U.K. OR U.S. PARTICIPANTS

(a) Issuance of Shares. As a condition to the transfer of any Shares issued under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the U.S. Securities Act of 1933, as amended, or any other applicable securities laws, rules or regulations, or that such transfer has been registered under U.S. federal and all applicable state securities laws and other non-U.S. registration laws, rules and regulations the Committee deems applicable and for which, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such Shares. The Company may refrain from delivering or transferring Shares issued under this Plan until the Committee has determined that the Participant has tendered to the Company any and all applicable Employee Taxes owed by the Participant as the result of the receipt of an Award, the vesting or settlement of an Award, the exercise of an Option or the disposition of any Shares issued under this Plan, in the event that the Company reasonably determines that it might have a legal liability to satisfy such Employee Taxes and/or any amounts owed to the Company under the Company’s Tax Equalization or Hypothetical Tax policies or specific agreements relating thereto. Except as provided in Sections 11(c) and 15(b), the transfer of the corresponding number of Shares under a Restricted Share Unit Award in which the Participant has become vested in the Restricted Share Units shall be made to the Participant within sixty (60) days (with the exact payment date determined by the Company in its sole discretion) of (i) the date the Restriction Period with respect to those Restricted Share Units terminates, or (ii) if earlier and specifically provided in the applicable Award Agreement, the date the Participant’s Services terminates during the Restriction Period for a reason set forth in Section 11(c), 15(b), 15(c) or 15(d) and the restrictions on those Restricted Share Units are automatically

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waived, in order to ensure that this Plan complies with the payment requirements of Section 409A(a)(2)(A) of the Code and U.S. Treasury Regulation §§1.409A-3(a)(1), (a)(4), (b) and (i). The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any Shares for any reason whatsoever.

(b) Eligibility for Payment for a Performance Unit Award. Except as provided in Sections 15(a)(iii), (b), (c) and (d), upon the Committee’s written certification in accordance with Section 9(h) that a payment for a Performance Unit Award with respect to a Performance Period is due under this Plan, each Participant who has been granted a Performance Unit Award with respect to such Performance Period and who has remained continuously employed by the Company or a Subsidiary until the last day of such Performance Period shall be entitled to the payment amount applicable to such Participant’s Performance Unit Award certified by the Committee for such Performance Period. Payments under this Plan with respect to any such Performance Unit Award shall be made by issuance or transfer of Shares with an aggregate Fair Market Value (determined as of the date of issuance) equal to the aggregate amount payable. It is intended that payments (including the issuance or transfer of Shares) under this Plan shall be made as soon as administratively feasible after the end of the Performance Period following written certification by the Committee under Section 9(h) that payment of Performance Unit Awards are due and no later than 31 December of the year following the year in which that Performance Period ends in order to ensure that this Plan complies with the specified time of payment requirement of Section 409A(a)(2)(A)(iv) of the Code and U.S. Treasury Regulation §§1.409A-3(a)(4) and (b).

(c) Tax Withholding. Awards under this Plan shall be subject to withholding for Employee Taxes required by law. Each Participant shall, no later than the date as of which the value of any Award or any Shares or other amounts received thereunder first becomes includable in the gross income of such Participant for Employee Taxes, pay to the Company or its designee, or make arrangements satisfactory to the Committee regarding payment of, any and all such Employee Taxes required to be withheld with respect to such income and any amounts owed to the Company under the Company’s Tax Equalization or Hypothetical Tax policies or specific agreements relating thereto. The Company or its designee and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such Employee Taxes from any payment of any kind otherwise due to the Participant and to require any payments necessary in order to enable it to satisfy its withholding obligations. Subject to approval by the Committee and compliance with applicable law, a Participant may elect to have such withholding obligation satisfied, in whole or in part, by authorizing the Company or its designee to withhold from Shares to be issued pursuant to any Award, a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the statutory prescribed amount of the withholding due or other applicable withholding amount. In addition, withholding for Employee Taxes may be by any method set forth in the applicable Award Agreement.

(d) Non-U.K. or U.S. Participants. Without amending this Plan, the Committee may grant Awards to eligible persons who are performing Services in jurisdictions other than the United Kingdom or the United States on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with the provisions of laws and regulations in other countries or jurisdictions in which the Company or its Subsidiaries operate.

SECTION 11

CAPITALIZATION ADJUSTMENTS; MERGER; CHANGE IN CONTROL

(a) Adjustments Upon Changes in Capitalization. Subject to any required action by the holders of Shares, the number of Shares covered by each outstanding Award (as well as the Exercise Price covered by any outstanding Option), the aggregate number of Shares that have been authorized for issuance under this Plan shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a share

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split, payment of a dividend with respect to the Shares or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company or any other variation in the share capital of the Company. Such adjustment shall be made by the Committee in its sole discretion, which adjustment shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

(b) Dissolution, Liquidation, Sale of Assets or Merger. In the event of the dissolution or liquidation of the Company, other than pursuant to a Reorganization (hereinafter defined), any Award granted under this Plan shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days’ written notice of the date so fixed shall be given to each Participant and each such Participant shall have the right during such period to acquire Shares under Awards or to exercise his or her Options as to all or any part of the Shares covered thereby, including Shares as to which such Awards would not otherwise be vested by reason of an insufficient lapse of time.

In the event of a Reorganization in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then

(i) if there is no plan or agreement respecting the Reorganization (“Reorganization Agreement”) or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the Shares under outstanding Awards for securities of another corporation, then the Committee shall take such action, and the Awards shall terminate, as provided above; or

(ii) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion or exchange of the Shares under outstanding Awards or unexercised Options for securities of another corporation, then the Committee, to the extent permissible under the Act and the Code, shall adjust the Shares under such outstanding unexercised Options (and shall adjust the Shares which are then available to be optioned, if the Reorganization Agreement makes specific provisions therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion or exchange of such Awards and such Options.

The term “Reorganization” as used in this Section 11(b) shall mean any scheme of arrangement, statutory merger, statutory consolidations, sale of all of the assets of the Company, or sale, pursuant to any agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

Except as provided above in this Section 11(b) and except as otherwise provided by the Committee in its sole discretion, any Awards shall terminate immediately prior to the consummation of such proposed action.

(c) Effect of Termination of Employment for Certain Reasons Following a Change in Control. If the employment of a Participant is terminated without Cause (as defined in Section 12(e)) or if the Participant resigns from his or her employment for “good reason” within the two-year period following a Change in Control of the Company, (i) each of the Participant’s Options that are not otherwise fully vested and exercisable shall become fully vested and exercisable, notwithstanding Section 6(d), and the Participant shall have the right to exercise those Options as provided in Section 15(a)(i), or for such other period of time as may be determined by the Committee, (ii) all Restricted Shares held by such Participant under a Restricted Share Award that are still subject to restrictions shall have the remaining restrictions automatically waived and the Participant shall be fully vested in those Shares, (iii) all Restricted Share Units that are still subject to restrictions shall have the remaining restrictions automatically waived and the Participant shall be fully vested in the Restricted Share Unit Award and entitled to issuance of the corresponding number of Shares, and (iv) all Performance Unit Awards held by such Participant shall be interpreted as if the specific targets related to the Performance Goals established by the Committee for that Participant for that Performance Period have been achieved to a level of performance, as of

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the date his or her Services terminates, that would cause all (100%) of the Participant’s targeted amount under the Performance Unit Award to become payable. Except as provided in the next sentence, the transfer under a Restricted Share Unit Award of the corresponding number of Shares pursuant to clause (iii) of the preceding sentence of this Subsection (c) and the payment of the amount determined pursuant to clause (iv) of the preceding sentence of this Subsection (c) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date the Participant’s Services terminates. If, however, the Participant is a Specified Employee on the date his or her Services terminates, the transfer under clause (iii) of the preceding sentence of this Subsection (c) and the payment under clause (iv) of the preceding sentence of this Subsection (c) shall not be made until the date which is six (6) months after the date his or her Services terminates.

For purposes of this Section 11(c), a Participant may regard his or her employment as being constructively terminated and may, therefore, resign within thirty (30) days of his or her discovery of the occurrence of one or more of the following events, any of which will constitute “good reason” for such resignation if they occur within the two-year period following a Change in Control of the Company:

(i) without the Participant’s express written consent, the assignment of the Participant to any position which is not at least equivalent to the Participant’s duties, responsibilities and status within the Company and its Subsidiaries immediately prior to the Change in Control;

(ii) a reduction of the Participant’s base salary or of any bonus compensation formula applicable to him or her immediately prior to the Change in Control;

(iii) a failure to maintain any of the employee benefits to which Participant is entitled at a level substantially equal to or greater than the value to him or her and his or her dependents of those employee benefits in effect immediately prior to the Change in Control through the continuation of the same or substantially similar plans, programs, policies; or the taking of any action that would materially affect the Participant’s participation in or reduce the Participant’s benefits under any such plans, programs or policies, or deprive the Participant or his or her dependents of any material fringe benefits enjoyed by the Participant immediately prior to the Change in Control;

(iv) the failure to permit the Participant to take substantially the same number of paid vacation days and leave to which the Participant is entitled immediately prior to the Change in Control; or

(v) requiring the Participant who is based in the office of ENSCO International Incorporated in Houston, Texas on the date a Change in Control of the Company occurs to be based anywhere other than within a fifty (50) mile radius of the office of ENSCO International Incorporated in Houston, Texas, except for required travel on business to an extent substantially consistent with the Participant’s business travel obligations immediately prior to the Change in Control.

In the event of the occurrence of any of the above listed events and in the event the Participant wishes to resign from his or her employment on the basis of occurrence of such event, the Participant shall give notice of his or her proposed resignation, and the successor corporation shall have a period of thirty (30) days following its receipt of such notice to remedy the breach or occurrence giving rise to such proposed resignation. In the event the successor corporation fails to so remedy said breach or occurrence by expiration of said thirty (30)-day period, the Participant shall be deemed to have resigned from his or her employment for good reason pursuant to this Section 11(c) and shall be treated as if his or her employment has been terminated without Cause and he or she shall be entitled to the treatment of his or her Awards and Options described in this Section 11(c).

(d) Acquisitions and Other Transactions. The Committee may, from time to time, approve the assumption of outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Award under this Plan in replacement of or in substitution for the awards assumed by the Company, or (ii) treating the assumed award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such assumption shall be permissible if the holder of the assumed award would have been eligible to be granted an Award hereunder if the other entity had applied the rules of this Plan to such grant.

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SECTION 12

RETURN OF PROCEEDS

(a) Requirements. The Committee, in its discretion, may include as a term of any Participant’s Option Agreement or any Award Agreement, provisions requiring that:

(i) if the Participant who is an Employee engages in an activity that competes with the business of the Company or any of its Subsidiaries within one (1) year after (A) such Participant voluntarily resigned or retired from his or her position as an Employee, or (B) his or her status as an Employee was terminated by the Company for Cause (as defined in Section 12(e) below) (either event constituting a “Termination”); and

(ii) if (A) the Participant had exercised Options, (B) Restricted Shares or Restricted Share Units held by the Participant had vested, or (C) the Participant had Performance Unit Awards that had vested and become payable, within one (1) year of the date of Termination:

then the Participant shall be required to remit to the Company, within five (5) business days of receipt of written demand therefor, the amounts set forth in Subsection 12(b), 12(c), or 12(d), as appropriate.

(b) Proceeds of Options. If the Participant exercised Options within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Participant’s Option Agreement, the Participant shall remit to the Company or its designee an amount in good funds equal to the excess of (i) the Fair Market Value per Share on the date of exercise of such Option(s) multiplied by the number of Shares with respect to which the Options were exercised over (ii) the aggregate option Exercise Price for such Shares.

(c) Vested Restricted Share Awards, Vested Restricted Share Unit Awards, and the Proceeds Therefrom. If Restricted Share Award and/or Restricted Share Unit Award grants held by the Participant vested within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Award Agreements, the Participant shall remit to the Company or its designee an amount in good funds equal to (i) the Fair Market Value of such Shares computed as of the date of vesting of such Shares under a Restricted Share Award, or (ii) the Fair Market Value of the corresponding number of such Shares computed as of the date of issuance of such Shares under a Restricted Share Unit Award.

(d) Vested Performance Unit Awards and the Proceeds Therefrom. If Performance Unit Award grants held by the Participant vest and become payable within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Award Agreements, the Participant shall remit to the Company or its designee an amount in good funds equal to the sum of the Fair Market Value of the Shares issued in settlement of that Performance Unit Award, if any, computed as of the date of issuance of such Shares.

(e) Definition of Cause. For purposes of this Section 12, Section 11(c) and Section 15, “Cause” is defined as and limited to (i) gross misconduct or gross neglect by the Participant in the discharge of his or her duties as an Employee, (ii) the breach by the Participant of any policy or written agreement with the Company or any of its Subsidiaries, including, without limitation, the Company’s Code of Business Conduct Policy and any employment or non-disclosure agreement, (iii) proven dishonesty in the performance of the Participant’s duties, (iv) the Participant’s conviction or a plea of guilty or nolo contendere to a felony or crime of moral turpitude, or (v) the Participant’s alcohol or drug abuse; provided, however, the Participant shall not be deemed to have been dismissed for cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the Board or the Committee at a meeting duly called and held for the purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with his or her counsel, to be heard before the Board or Committee), finding that in the good-faith, reasonable opinion of the Board or Committee, the Participant was guilty of the conduct set forth in this sentence and specifying the particulars in detail.

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SECTION 13

NO EMPLOYMENT RIGHTS

No provisions of this Plan under any Award Agreement shall be construed to give any Participant any right to remain an Employee of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company to terminate any Employee’s Services at any time, with or without cause.

SECTION 14

TERM OF PLAN; EFFECT OF AMENDMENT OR TERMINATION

(a) Term of Plan. This Plan shall continue in effect for a term of ten (10) years ending 31 December 2021 unless sooner terminated under this Section 14.

(b) Amendment and Termination. The Committee in its sole discretion may terminate this Plan at any time and may amend this Plan at any time in such respects as the Committee may deem advisable; provided, that (i) (A) any change in the aggregate number of Shares that may be issued under this Plan, other than in connection with an adjustment under Section 11, or change in the Employees eligible to receive Awards under this Plan, and (B) any other amendment that is or would be a “material revision” to this Plan under the then-applicable rules or requirements of the New York Stock Exchange, shall require the approval of the shareholders of the Company in the manner provided by the Company’s bylaws, as amended, and (ii) no amendment, suspension or termination of this Plan shall materially adversely affect the rights of a Participant with respect to compensation previously earned and not yet paid.

(c) Effect of Termination. In the event this Plan terminates or is terminated, no Shares shall be issued under this Plan, except upon exercise of an Option or vesting of Restricted Share Award, Restricted Share Unit Award or Performance Unit Award granted prior to such termination. The termination of this Plan, or any amendment thereof, shall not affect any Shares previously issued to a Participant or any Awards previously granted under this Plan.

SECTION 15

GENERAL PROVISIONS

(a) Termination of Status as an Employee. Except as provided in Sections 15(b), 15(c) and 15(d) below:

(i) Effect of Termination on Optionee. A Participant holding an Option who ceases to be an Employee of the Company and its Subsidiaries may, but only until the earlier of (A) the date the Option held by the Participant expires, or (B) ninety (90) days after the date such Participant ceases to be an Employee (or in each case, such shorter period as may be provided in the Option Agreement), exercise the Option to the extent that the Participant was entitled to exercise it on such date, unless the Committee further extends such period in its sole discretion. To the extent that the Participant is not entitled to exercise an Option on the date his or her Services cease, or if the Participant does not exercise it within the time specified herein, such Option shall terminate. The Committee shall have the authority to determine the date a Participant ceases to be an Employee.

(ii) Effect of Termination of Employment on Restricted Share Award and/or Restricted Share Unit Award Holders. In the event an Employee ceases to perform Services for the Company and its Subsidiaries for any reason other than those set forth in Sections 11(c), 15(b), 15(c) or 15(d) during the Restriction Period, then any Restricted Shares and Restricted Share Units held by such Participant that are still subject to restrictions on the date such Participant ceases to be an Employee of the Company and its Subsidiaries shall be forfeited automatically and returned to the Company.

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(iii) Effect of Termination of Employment on Performance Unit Awards. Except as provided in Section 11(c), if a Participant resigns before his or her Normal Retirement Age or is terminated involuntarily with or without Cause, and such employment termination occurs before the Participant’s Performance Unit Award, if any, has been certified pursuant to Section 9(h), then such Participant shall forfeit that unpaid Performance Unit Award and shall not be entitled to receive any payment under this Plan with respect to his or her Performance Unit Award for such Performance Period.

(b) Retirement on or after Normal Retirement Age. In the event a Participant ceases to perform Services for the Company and its Subsidiaries as a result of such Participant’s retirement on or after his or her Normal Retirement Age, (i) each of his or her Options shall become fully vested and exercisable, notwithstanding Section 6(d), and shall remain exercisable for the entire Option term, (ii) all of the restrictions remaining on all of the remaining Restricted Shares held by such Participant under each Restricted Share Award shall be automatically waived and the Participant shall be fully vested in those Shares, and (iii) all of the restrictions remaining on all of the remaining Restricted Share Units under each Restricted Share Unit Award shall be automatically waived and the Participant shall be fully vested in and entitled to issuance of the corresponding number of Shares. If a Participant was granted a Performance Unit Award for a Performance Period and his or her Services with the Company and its Subsidiaries terminates during the Performance Period by reason of Retirement, the Performance Unit Award shall be determined on a pro rata basis for that Performance Period by comparing the actual level of performance to the specific targets related to the Performance Goals established by the Committee for that Participant for that Performance Period and then multiplying that amount by a fraction, the numerator of which is the number of days in the Performance Period that had elapsed as of the date his or her Services terminates and the denominator of which is the total number of days in that Performance Period. Except as provided in the next sentence, the transfer under a Restricted Share Unit Award of the corresponding number of Shares pursuant to clause (iii) of the first sentence of this Subsection (b) and the payment of the amount determined pursuant to the second sentence of this Subsection (b) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date the Participant’s Services terminates. If, however, the Participant is a Specified Employee on the date of his or her Retirement, the transfer pursuant to clause (iii) of the first sentence of this Subsection (b) and the payment under the second sentence of this Subsection (b) shall not be made until the date which is six (6) months after the date of his or her Retirement.

(c) Permanent and Total Disability. In the event a Participant is unable to continue to perform Services for the Company and its Subsidiaries as a result of such Participant’s Permanent and Total Disability (and, for ISOs, at the time such Permanent and Total Disability begins, the Participant was an Employee and had been an Employee since the Date of Grant), such Participant may exercise an Option in whole or in part to the extent that the Participant was entitled to exercise it on the date his or her Services cease, but only until the earlier of the date (i) the Option held by the Participant expires, or (ii) twelve (12) months from the date of termination of his or her Services due to such Permanent and Total Disability. To the extent the Participant is not entitled to exercise an Option on the date his or her Services cease, or if the Participant does not exercise it within the time specified herein, such Option shall terminate. Unless otherwise provided in the applicable Restricted Share Award Agreement and/or Restricted Share Unit Award Agreement, if a Participant’s employment is terminated during a Restriction Period because of Permanent and Total Disability, the Committee may provide for an earlier payment in settlement of such Award in such amount and under such terms and conditions as the Committee deems appropriate. If a Participant was granted a Performance Unit Award for a Performance Period and his or her Services with the Company and its Subsidiaries terminates during the Performance Period by reason of Permanent and Total Disability, the Performance Unit Award shall be interpreted as if the specific targets related to the Performance Goals established by the Committee for that Participant for that Performance Period have been achieved to a level of performance, as of the date his or her Services terminates, that would cause all (100%) of the Participant’s targeted amount under the Performance Unit Award to become payable. The transfer under a Restricted Share Unit Award of the corresponding number of Shares pursuant to the third sentence of this Subsection (c) and the payment of the amount determined pursuant to the preceding sentence of this Subsection (c) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date the Participant’s Services terminates.

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(d) Death of a Participant. In the event a Participant’s death occurs during the term of an Option held by such Participant and, on the date of death, the Participant was an Employee (and, for ISOs, at the time of death, the Participant was an Employee and had been an Employee since the Date of Grant), the Option may be exercised in whole or in part to the extent that the Participant was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Participant expires, or (ii) twelve (12) months from the date of the Participant’s death by the individual designated by the Participant pursuant to Section 15(f) as his or her beneficiary (if applicable), or by the executor or administrator of the Participant’s estate. To the extent the Option is not entitled to be exercised on the date of the Participant’s death, or if the Option is not exercised within the time specified herein, such Option shall terminate. Unless otherwise provided in the applicable Restricted Share Award Agreement and/or Restricted Share Unit Award Agreement, if a Participant’s employment is terminated during a Restriction Period because of death, the Committee may provide for an earlier payment in settlement of such Award in such amount and under such terms and conditions as the Committee deems appropriate, and such payment shall be made to the individual designated by the Participant pursuant to Section 15(f) as his or her beneficiary (if any), or to the executor or administrator of the Participant’s estate. If a Participant was granted a Performance Unit Award for a Performance Period and his or her Services with the Company and its Subsidiaries terminates during the Performance Period by reason of death, the Performance Unit Award shall be interpreted as if the specific targets related to the Performance Goals established by the Committee for that Participant for that Performance Period have been achieved to a level of performance, as of the date his or her Services terminates, that would cause all (100%) of the Participant’s targeted amount under the Performance Unit Award to become payable. The transfer under a Restricted Share Unit Award of the corresponding number of Shares pursuant to the third sentence of this Subsection (d) and the payment of the amount determined pursuant to the preceding sentence of this Subsection (d) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date of the Participant’s death to the individual designated by the Participant pursuant to Section 15(f) as his or her beneficiary (if any), or to the executor or administrator of the Participant’s estate.

(e) Non-Transferability of Awards. No Award granted under this Plan may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than (i) by a then-effective beneficiary designation (if applicable) or the executor or administer of the Participant’s estate, or (ii) in the case of any holder after the Participant’s death, only by will or by the laws of descent and distribution. No Award granted under this Plan is assignable by operation of law or subject to execution, attachment or similar process. Any Award granted under this Plan can only vest or be exercised, or become payable, by such Participant during the Participant’s lifetime. Any attempted sale, pledge, assignment, hypothecation or other transfer of the Award contrary to the provisions hereof and the levy of any execution, attachment or similar process upon the Award shall be null and void and without force or effect. No transfer of the Award to the executor or administer of the Participant’s estate shall be effective to bind the Company unless the Company shall have been furnished such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Award. The terms of any Award transferred pursuant to a then-effective beneficiary designation (if applicable) or to the executor or administer of the Participant’s estate shall be binding upon the executors, administrators, heirs and successors of the Participant.

(f) Designation of Beneficiary. Only if permitted under the applicable Award Agreement, a Participant may designate a primary and contingent beneficiary who shall in the event of the Participant’s death (i) succeed to the Participant’s right to exercise his or her Options under the terms and during the period specified in Section 15(d), (ii) become entitled to any settlement of the Participant’s Restricted Share Award and/or Restricted Share Unit Award under Section 15(d), and (iii) succeed to the Participant’s right to any payment of the Participant’s Performance Unit Award under Section 15(d). The designation of beneficiary will control the exercise rights, if any, with respect to all outstanding Options the Participant holds on the date of his or her death and the entitlement to settlement, if any, under all outstanding Restricted Share Awards, Restricted Share Unit Awards and Performance Unit Awards the Participant holds on the date of his or her death, as well as under all other awards held by the Participant on the date of his or her death that were granted under the 1998 Incentive Plan, the Ensco International Incorporated 2000 Stock Option Plan, and the 2005 LTIP. If the primary

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beneficiary and contingent beneficiary, if any, designated by the Participant in his or her then-effective beneficiary designation predecease the Participant or if no such designation is made or permitted to be made, the executor or the administrator of the Participant’s estate shall succeed to the Participant’s rights described in this Section 15(f). A Participant may only have one applicable beneficiary designation on file with the Company with regard to Options, Restricted Stock Awards, Restricted Share Unit Awards and Performance Unit Awards. A Participant may revoke any designation of beneficiary on file with the Director-Compensation & Benefits of the Company by filing a new designation of beneficiary with the Director-Compensation & Benefits. The most recent designation of beneficiary filed by a Participant with the Director-Compensation & Benefits will supersede any previously filed designation of beneficiary.

SECTION 16

FUNDING AND STATUS OF PROGRAM

This Plan is a payroll practice of the Company and not an employee benefit plan within the meaning of Section 3(3) of ERISA. This Plan is not funded in the sense of a “funded plan” under ERISA, or U.S. Internal Revenue Service or other government regulations, which prescribe certain Participant rights and fiduciary obligations. Funding for this Plan will be equivalent to the sum of individual Performance Unit Awards. Funding is for accounting purposes only and does not confer any rights to Participants to any portion of such funds or any other Company assets except under this Plan rules and Performance Unit Award guidelines. To the extent that a Participant acquires a right to receive payment from the Company under this Plan, such right shall be no greater than the rights of any unsecured creditor of the Company.

SECTION 17

GOVERNING LAW

THIS PLAN AND ANY AND ALL AWARD AGREEMENTS EXECUTED IN CONNECTION WITH THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF ENGLAND AND WALES, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Ensco plc 2012 Long-Term Incentive Plan	Page 33

ANNEX 1 TO THE

ENSCO PLC

2012 LONG-TERM INCENTIVE PLAN

This Annex 1 to the Ensco plc 2012 Long-Term Incentive Plan governs Awards granted to Non-Employee Directors of the Company under the Plan. Awards granted pursuant to this Annex 1 are subject to all of the terms and conditions set forth in the Plan except as modified by the following provisions which shall replace and/or supplement certain provisions of the Plan as indicated.

SECTION 1

ESTABLISHMENT AND PURPOSE

The following paragraph shall supplement Section 1 of the Plan with respect to Awards to Non-Employee Directors:

This Annex 1 has been established to (i) offer selected Non-Employee Directors of the Company an equity ownership and opportunity to participate in the growth and financial success of the Company and to accumulate capital for retirement on a competitive basis, (ii) provide the Company an opportunity to attract and retain the best available persons for Service on the Board, (iii) create long-term value and encourage equity participation in the Company by Non-Employee Directors by making available to them the benefits of a larger equity ownership in the Company through NSOs, Restricted Share Awards and Restricted Share Unit Awards, (iv) provide incentives to such Non-Employee Directors by means of market-driven and performance-related incentives to achieve long-term performance goals and measures, and (v) promote the growth and success of the Company’s business by aligning the financial interests of Non-Employee Directors with that of the other holders of equity in the Company. Toward these objectives, this Annex 1 provides for the grant of NSOs, Restricted Share Awards and Restricted Share Unit Awards.

SECTION 2

DEFINITIONS

The following definitions replace or supplement the definitions in Section 2 of the Plan with respect to Awards to Non-Employee Directors:

“Award Agreement” shall mean a written agreement between the Company and a Participant who is a Non-Employee Director setting forth the terms, conditions and limitations applicable to an Award, including any amendments thereto.

“Committee” shall mean the Compensation Committee of the Board, the Executive Compensation Subcommittee of the Compensation Committee of the Board or such other Committee or subcommittee as may be appointed by the Board from time to time, which shall be comprised solely of two or more persons who are Disinterested Directors. The Board shall assume any or all of the powers and responsibilities prescribed for the Committee with respect to NSOs granted to Non-Employee Directors and Restricted Share Awards and Restricted Share Unit Awards to Non-Employee Directors, and to that extent, the term “Committee” as used herein shall also be applicable to the Board.

“Option” shall mean an NSO granted pursuant to Section 4(c).

“Services” shall mean services rendered to the Company as a Non-Employee Director. In order for a Participant’s Services to be considered to have terminated for purposes of Section 15(b), such Retirement must constitute a “separation from service” within the meaning of U.S. Treasury Regulation §1.409A-1(h)(1).

Ensco plc 2012 Long-Term Incentive Plan	Page 34

SECTION 3

ADMINISTRATION

The following provision shall replace Section 3(b)(v) of the Plan with respect to Awards to Non-Employee Directors:

(v)	Unless otherwise specified by the terms of this Plan, to select the Non-Employee Directors to whom Awards may be awarded under this Annex 1 from time to time;

SECTION 4

ELIGIBILITY

The following provisions shall replace Section 4 of the Plan with respect to Awards to Non-Employee Directors:

(a) General Rule. Subject to the limitations set forth in this Plan, Non-Employee Directors shall be eligible to participate in Awards granted under this Annex 1 to the Plan. A Participant may be granted more than one Award under this Annex 1, and Awards may be granted at any time or times during the term of this Annex 1. The grant of an Award to a Non-Employee Director shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under this Annex 1.

(c) Grants of Restricted Share Units to Non-Employee Directors. Grants of Restricted Share Units to Non-Employee Directors under this Annex 1 shall be as described in this Section 4(c).

a.	Each Non-Employee Director of the Company elected after the Effective Date at the annual general meeting of shareholders who has not previously served as a Director of the Company shall be granted a Restricted Share Unit Award, effective as of the Date of Grant, equivalent to an aggregate dollar value determined by the Board based on the Fair Market Value on the Date of Grant.

b.	Each Non-Employee Director of the Company appointed after the 2012 Annual Meeting to fill a vacancy in the Board who has not previously served as a Director of the Company shall be granted a Restricted Share Unit Award, effective as of the Date of Grant, equivalent to an aggregate dollar value determined by the Board based on the Fair Market Value on the Date of Grant.

c.	Each other Non-Employee Director of the Company elected at, or continuing to serve following, each annual general meeting of shareholders, commencing with the 2012 Annual Meeting, shall be granted a Restricted Share Unit Award, effective as of the Date of Grant, equivalent to an aggregate dollar value determined by the Board based on the Fair Market Value on the Date of Grant.

The Board may determine, from time to time, to provide for different and/or additional grants to Non-Employee Directors, including grants of NSOs, Restricted Share Awards and/or Restricted Share Unit Awards.

SECTION 5

SHARES SUBJECT TO PLAN

Shares offered or subject to Awards granted under this Annex 1 shall count towards the limits set forth in Section 5. No Awards may be granted under this Annex 1 which would cause the limits set forth in Section 5 to be exceeded.

Ensco plc 2012 Long-Term Incentive Plan	Page 35

SECTION 6

TERMS AND CONDITIONS OF OPTIONS

The following provisions shall replace Sections 6(d) and (f)(i) of the Plan, respectively, with respect to Awards to Non-Employee Directors:

(d) Vesting of Options. Each NSO that is granted to a Director pursuant to Section 4(c) shall be fully vested and exercisable on the Date of Grant.

(f) (i) Exercise Price. The Exercise Price shall be such price as is determined by the Committee in its sole discretion and set forth in the Option Agreement; provided, however, that the Exercise Price for any NSO granted pursuant to Section 4(c) of this Annex 1 shall be equal to 100% of the Fair Market Value of the Shares subject to such NSO on the Date of Grant.

SECTION 7

RESTRICTED SHARE AWARDS

The following provision shall replace Section 7(a)(ii) of the Plan with respect to Awards to Non-Employee Directors:

(ii) The terms, conditions and restrictions of the Restricted Share Award shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of a Restricted Share Award shall require the Participant to remain a Non-Employee Director for at least six (6) months from the Date of Grant.

SECTION 8

RESTRICTED SHARE UNIT AWARDS

The following provision shall replace Section 8(a)(ii) of the Plan with respect to Awards to Non-Employee Directors:

(ii) The terms, conditions and restrictions of the Restricted Share Unit Award shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of a Restricted Share Unit Award shall require the Participant to remain a Non-Employee Director for at least six (6) months from the Date of Grant.

The following provisions shall supplement Section 8(a)(iii) of the Plan:

(iii) The Board may grant Restricted Share Unit Awards under this Annex 1 payable in the form of (i) cash, (ii) either cash or Shares, or (iii) a combination of Shares and cash.

SECTION 10

ISSUANCE OF SHARES; PAYMENT; TAX WITHHOLDING;

NON-U.K. OR U.S. PARTICIPANTS

The following provision shall supplement Section 10(a) of the Plan:

(a) Issuance of Shares. Payments under this Annex 1 with respect to any Restricted Share Unit Awards shall be made, in the Board’s discretion, in (i) cash in one lump sum payment, (ii) cash or by issuance of Shares, or (iii) a combination of Shares and cash.

Ensco plc 2012 Long-Term Incentive Plan	Page 36

SECTION 12

RETURN OF PROCEEDS

The following provision shall replace Section 12(a)(i) of the Plan with respect to Awards to Non-Employee Directors:

(i) if the Participant who is a Non-Employee Director engages in an activity that competes with the business of the Company or any of its Subsidiaries within one (1) year after (A) such Participant voluntarily resigned or retired from his or her position as a Non-Employee Director, or (B) his or her status as a Non-Employee Director was terminated by the Company for Cause (as defined in Section 12(e) below) (either event constituting a “Termination”); and

The following provision shall replace Section 12(c) of the Plan:

(c) Vested Restricted Share Awards, Vested Restricted Share Unit Awards, and the Proceeds Therefrom. If Restricted Share Award and/or Restricted Share Unit Award grants held by the Participant vested within one (1) year of the date of Termination, and if the Board, in its sole discretion, has so provided in the Award Agreements, the Participant shall remit to the Company or its designee an amount in good funds equal to the sum of (i) the Fair Market Value of such Shares computed as of the date of vesting of such Shares under a Restricted Share Award, (ii) the Fair Market Value of such Shares computed as of the date of issuance of such Shares under a Restricted Share Unit Award, or (iii) the lump sum cash payment received pursuant to the Restricted Share Unit Award.

The following provision shall replace Section 12(e) of the Plan with respect to Awards to Non-Employee Directors:

(e) Definition of Cause. For purposes of this Section 12 and Section 15, “Cause” is defined as and limited to (i) gross misconduct or gross neglect by the Participant in the discharge of his or her duties as a Non-Employee Director, (ii) the breach by the Participant of any policy or written agreement with the Company or any of its Subsidiaries, including, without limitation, the Company’s Code of Business Conduct Policy and any employment or non-disclosure agreement, (iii) proven dishonesty in the performance of the Participant’s duties, (iv) the Participant’s conviction or a plea of guilty or nolo contendere to a felony or crime of moral turpitude, or (v) the Participant’s alcohol or drug abuse; provided, however, the Participant shall not be deemed to have been dismissed for cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the Board or the Committee at a meeting duly called and held for the purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with his or her counsel, to be heard before the Board or Committee), finding that in the good-faith, reasonable opinion of the Board or Committee, the Participant was guilty of the conduct set forth in this sentence and specifying the particulars in detail.

SECTION 15

GENERAL PROVISIONS

The following provisions shall supplement Section 15(a) of the Plan with respect to Awards to Non-Employee Directors:

(a) Termination of Status as a Director. Except as provided in Sections 15(b), 15(c) and 15(d) below:

(i) Effect of Termination on Optionee. A Participant holding an Option who ceases to be a Non-Employee Director may, but only until the earlier of (A) the date the Option held by the Participant expires, or (B) ninety (90) days after the date such Participant ceases to be a Non-Employee Director (or in each case, such shorter period as may be provided in the Option Agreement), exercise the Option to the

Ensco plc 2012 Long-Term Incentive Plan	Page 37

extent that the Participant was entitled to exercise it on such date, unless the Committee further extends such period in its sole discretion. To the extent that the Participant is not entitled to exercise an Option on the date his or her Services cease, or if the Participant does not exercise it within the time specified herein, such Option shall terminate. The Committee shall have the authority to determine the date a Participant ceases to be a Non-Employee Director.

(iv) Effect of Termination of Directorship on Restricted Share Award and/or Restricted Share Unit Award Holders. In the event a Non-Employee Director ceases to perform Services for the Company for any reason other than (A) those set forth in Sections 15(c) or 15(d), (B) retirement with the consent of the Board, or (C) involuntarily termination without “Cause,” as defined in Section 12(e), during the Restriction Period, then any Restricted Shares and Restricted Share Units held by such Non-Employee Director that are still subject to restrictions on the date such Non-Employee Director ceases to be a Non-Employee Director shall be forfeited automatically and returned to the employee benefit trust established in connection with the Plan.

The following provision shall replace Section 15(d) of the Plan with respect to Awards to Non-Employee Directors:

(d) Death of a Participant. In the event a Participant’s death occurs during the term of an Option held by such Participant and, on the date of death, the Participant was a Non-Employee Director, the Option may be exercised in whole or in part to the extent that the Participant was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Participant expires, or (ii) twelve (12) months from the date of the Participant’s death, by the individual designated by the Participant pursuant to Section 15(f) as his or her beneficiary (if applicable), or by the executor or administrator of the Participant’s estate. To the extent the Option is not entitled to be exercised on the date of the Participant’s death, or if the Option is not exercised within the time specified herein, such Option shall terminate.

Ensco plc 2012 Long-Term Incentive Plan	Page 38

ANNEX 2 TO THE

ENSCO PLC

2012 LONG-TERM INCENTIVE PLAN

This Annex 2 to the Ensco plc 2012 Long-Term Incentive Plan governs the grant of Performance Unit Awards that are payable in (i) cash, (ii) either cash or Shares, or (iii) a combination of Shares and cash. Performance Unit Awards granted pursuant to this Annex 2 are subject to all of the terms and conditions set forth in the Plan except as modified by the following provisions which shall replace and/or supplement certain provisions of the Plan as indicated.

SECTION 2

DEFINITIONS

The following definition shall replace the definition of Performance Unit Award in Section 2 of the Plan:

“Performance Unit Award” shall mean an Award payable in (i) cash, (ii) either cash or Shares, or (iii) a combination of Shares and cash, granted to a Participant who is an Employee that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Goals, and which is subject to such applicable terms, conditions, and limitations as the Committee may establish and set forth in the applicable Award Agreement in order to fulfill the objectives of this Plan.

SECTION 8

RESTRICTED SHARE UNIT AWARDS

The following provision shall supplement Section 8(a)(iii) of the Plan:

(iii) The Committee may grant Restricted Share Unit Awards under this Annex 2 payable in the form of (i) cash, (ii) either cash or Shares, or (iii) a combination of Shares and cash.

SECTION 9

PERFORMANCE UNIT AWARDS

The following provision shall supplement Section 9(a) of the Plan:

(a) Grant of Performance Unit Awards. The Committee may grant Performance Unit Awards under this Annex 2 payable in the form of (i) cash, (ii) either cash or Shares, or (iii) a combination of Shares and cash to the eligible Employees determined under Section 4(a).

SECTION 10

ISSUANCE OF SHARES; PAYMENT; TAX WITHHOLDING;

NON-U.K. OR U.S. PARTICIPANTS

The following provision shall supplement Section 10(a) of the Plan:

(a) Issuance of Shares. Payments under this Annex 2 with respect to any Restricted Share Unit Awards shall, in the Committee’s discretion, be made in (i) cash in one lump sum payment, (ii) cash or by issuance of Shares, or (iii) a combination of Shares and cash.

Ensco plc 2012 Long-Term Incentive Plan	Page 39

The following provision shall supplement Section 10(b) of the Plan:

(b) Eligibility for Payment for a Performance Unit Award. Payments under this Annex 2 with respect to any such Performance Unit Award shall, in the Committee’s discretion, be made in (i) cash in one lump sum payment, (ii) cash or by issuance of Shares with an aggregate Fair Market Value (determined as of the date of issuance) equal to the aggregate amount payable, or (iii) a combination of Shares and cash.

SECTION 12

RETURN OF PROCEEDS

The following provision shall replace Section 12(c) of the Plan:

(c) Vested Restricted Share Awards, Vested Restricted Share Unit Awards, and the Proceeds Therefrom. If Restricted Share Award and/or Restricted Share Unit Award grants held by the Participant vested within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Award Agreements, the Participant shall remit to the Company or its designee an amount in good funds equal to the sum of (i) the Fair Market Value of such Shares computed as of the date of vesting of such Shares under a Restricted Share Award, (ii) the Fair Market Value of such Shares computed as of the date of issuance of such Shares under a Restricted Share Unit Award, or (iii) the lump sum cash payment received pursuant to the Restricted Share Unit Award.

The following provision shall replace Section 12(d) of the Plan:

(d) Vested Performance Unit Awards and the Proceeds Therefrom. If Performance Unit Award grants held by the Participant vest and become payable within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Award Agreements evidencing such Performance Unit Award, the Participant shall remit to the Company or its designee an amount in good funds equal to the sum of (i) the Fair Market Value of the Shares issued in settlement of that Performance Unit Award, if any, computed as of the date of issuance of such Shares, or (ii) the lump sum cash payment received pursuant to the Performance Unit Award.

Ensco plc 2012 Long-Term Incentive Plan	Page 40

PRELIMINARY COPY

ATTN: INVESTOR RELATIONS

5847 SAN FELIPE

SUITE 3300

HOUSTON, TX 77057

VOTE DEADLINE – 11:59 p.m. Eastern Time on 16 May 2012 (or 13 May 2012 for employees and directors holding shares in our benefit plans)

To ensure your vote is counted, please be sure your vote is received no later than 11:59 p.m. Eastern Time on 16 May 2012 (or 13 May 2012 for employees and directors holding shares in our benefit plans).

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on 16 May 2012 (or 13 May 2012 for employees and directors holding shares in our benefit plans). Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on 16 May 2012 (or 13 May 2012 for employees and directors holding shares in our benefit plans). Have your voting instruction card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Voting instruction cards must be received by 11:59 p.m. Eastern Time on 16 May 2012 (or 13 May 2012 for employees and directors holding shares in our benefit plans).

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	☒ ENSCO1	KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

	ENSCO PLC

The Board of Directors recommends you vote FOR the resolutions in proposals 1 through 9 and FOR the non-binding advisory vote in proposal 10.		To Vote FOR All Proposals Choose this option if you would like to vote FOR all proposals. See below or refer to the proxy statement for details.
						Vote FOR all proposals

						(button to click)
		Unmarked voting instruction cards will be voted FOR all proposals.

		For	Against	Abstain			For	Against	Abstain

1.	An ordinary resolution to re-elect C. Christopher Gaut as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015.	☐	☐	☐	2.	An ordinary resolution to re-elect Gerald W. Haddock as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015.	☐	☐	☐

3.	An ordinary resolution to re-elect Paul E. Rowsey, III as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015.	☐	☐	☐	4.	An ordinary resolution to re-elect Francis S. Kalman as a Class II director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2013.	☐	☐	☐

5.	An ordinary resolution to re-elect David A. B. Brown as a Class III director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2014.	☐	☐	☐	6.	An ordinary resolution to ratify the Audit Committee’s appointment of KPMG LLP as our U.S. independent registered public accounting firm for 2012.	☐	☐	☐

7.	An ordinary resolution to re-appoint KPMG Audit Plc as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company).	☐	☐	☐	8.	An ordinary resolution to authorize the Audit Committee to determine our U.K. statutory auditors’ remuneration.	☐	☐	☐

9.	An ordinary resolution to approve our 2012 Long-Term Incentive Plan.	☐	☐	☐	10.	A non-binding advisory approval of the compensation of our named executive officers.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

ENSCO PLC

22 May 2012

Please date, sign and mail

the voting instruction card in the

envelope provided as soon as possible

and NO LATER THAN 11:59 P.M. EASTERN TIME

16 May 2012 to ensure that your vote is counted.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual General Meeting:

The Notice, proxy statement and Annual Report are available at www.proxyvote.com.

If voting by mail, please detach along perforated line and mail in the envelope provided.

VOTING INSTRUCTION CARD

ENSCO PLC

for the Annual General Meeting of Shareholders

at 8:00 a.m. London Time (3:00 p.m. Eastern Time), Tuesday, 22 May 2012

Ensco plc

6 Chesterfield Gardens, 3rd Floor

London, W1J 5BQ, UNITED KINGDOM

The undersigned holder of American Depositary Shares (“ADSs”) representing Class A ordinary shares (“Shares”) of Ensco plc (the “Company”) hereby revokes all previous voting instructions and instructs Citibank, N.A. (London Branch), the depositary for the ADSs (the “Depositary”), to vote or cause to be voted the shares represented by the ADSs of the undersigned at the above-stated annual general meeting and any adjournment(s) thereof.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE DEPOSITARY ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND THE DEPOSITARY WILL VOTE THE APPLICABLE SHARES (OR CAUSE THE APPLICABLE SHARES TO BE VOTED) IN ACCORDANCE WITH THE VOTING INSTRUCTIONS HEREIN. IF A CHOICE IS NOT INDICATED WITH RESPECT TO PROPOSALS 1 THROUGH 10, THE SHARES WILL BE VOTED FOR EACH ITEM. THESE VOTING INSTRUCTIONS ARE REVOCABLE AT ANY TIME BEFORE 16 MAY 2012.

The Company’s Board of Directors recommends a vote FOR the resolutions in proposals 1 through 9, and FOR the non-binding advisory vote in proposal 10.

PRELIMINARY COPY

ATTN: INVESTOR RELATIONS

5847 SAN FELIPE

SUITE 3300

HOUSTON, TX 77057

VOTE BY MAIL

Mark, sign and date the proxy card and return it before the time for holding the Meeting to the secretary in the postage-paid envelope provided or return it to Ensco plc, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON

Review the proxy materials for special requirements for voting at the Meeting. You will need to request a poll to vote at the Meeting. In accordance with provisions in the U.K. Companies Act 2006 and in accordance with our Articles of Association, a shareholder is entitled to appoint another person as his or her proxy to exercise any or all of his or her rights to attend and to speak and vote at the Meeting and to appoint more than one proxy in relation to the Meeting (provided that each proxy is appointed to exercise the rights attached to a different share or shares held by him or her) and that proxy need not be a shareholder. Delivery or receipt of an appointment of proxy does not prevent a shareholder of record from attending and voting at the Meeting or any adjournment thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	☒ ENSCO1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

	ENSCO PLC	To Vote FOR All Proposals Choose this option if you would like to vote FOR all proposals. See below or refer to the proxy statement for details.
						Vote FOR all proposals

						(button to click)
		Unmarked proxy cards will be voted FOR all proposals.

PROPOSALS:
		For	Against	Abstain			For	Against	Abstain

1.	An ordinary resolution to re-elect C. Christopher Gaut as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015.	☐	☐	☐	2.	An ordinary resolution to re-elect Gerald W. Haddock as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015.	☐	☐	☐

3.	An ordinary resolution to re-elect Paul E. Rowsey, III as a Class I director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2015.	☐	☐	☐	4.	An ordinary resolution to re-elect Francis S. Kalman as a Class II director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2013.	☐	☐	☐

5.	An ordinary resolution to re-elect David A. B. Brown as a Class III director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2014.	☐	☐	☐	6.	An ordinary resolution to ratify the Audit Committee’s appointment of KPMG LLP as our U.S. independent registered public accounting firm for 2012.	☐	☐	☐

7.	An ordinary resolution to re-appoint KPMG Audit Plc as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company).	☐	☐	☐	8.	An ordinary resolution to authorize the Audit Committee to determine our U.K. statutory auditors’ remuneration.	☐	☐	☐

9.	An ordinary resolution to approve our 2012 Long-Term Incentive Plan.	☐	☐	☐	10.	A non-binding advisory approval of the compensation of our named executive officers.	☐	☐	☐

Note: Please sign exactly as the name or names appear(s) on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

For address changes and/or comments, please check this box and write them on the reverse side where indicated.				☐

Please indicate if you plan to attend this Meeting.		Yes ☐	No ☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

ENSCO PLC

22 May 2012

Please date, sign and mail

the Proxy Card in the

envelope provided as soon

as possible.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual General Meeting:

The Notice, proxy statement and Annual Report are available at www.proxyvote.com.

If voting by mail, please detach along perforated line and mail in the envelope provided.

PROXY

ENSCO PLC

Board of Directors Proxy for the Annual General Meeting

of Shareholders at 8:00 a.m. London Time (3:00 p.m. Eastern Time), Tuesday, 22 May 2012

Ensco plc

6 Chesterfield Gardens, 3rd Floor

London, W1J 5BQ, UNITED KINGDOM

The undersigned shareholder of Ensco plc (the “Company”) hereby revokes all previous proxies and appoints Daniel W. Rabun or, in his absence, William S. Chadwick, Jr., each with full power of substitution, to vote the following number of shares of the undersigned at the above-stated annual general meeting and any adjournment(s) thereof.

Number of Shares:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF A CHOICE IS NOT INDICATED WITH RESPECT TO PROPOSALS 1 THROUGH 10, THIS PROXY WILL BE VOTED FOR EACH OF THOSE PROPOSALS. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Your Board of Directors recommends a vote FOR the resolutions in proposals 1 through 9, and FOR the non-binding advisory vote in proposal 10.

Address Changes/Comments:

___________________________________________________________________________________________________

___________________________________________________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)